                                                                 NUVEEN
                                                                     Investments


Nuveen Growth
and Income Funds


         PROSPECTUS  OCTOBER 27, 2000


Portfolios of quality securities offering long-term growth and current income potential.

[PHOTOS APPEARS HERE]

INVEST WELL


LOOK AHEAD


LEAVE YOUR MARK/SM/ 1


Growth and Income Stock Fund
European Value Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

We have used the icons below throughout this prospectus to make it easy for you to find the type of information you need.


Investment
Strategy

Risks

Fees, Charges
and Expenses

Shareholder
Instructions

Performance and
Current Portfolio
Information


Table of Contents


Section 1  The Funds


This section provides you with an overview of the funds including investment objectives, expenses, portfolio holdings and historical performance information.

Introduction                                                                  1

Nuveen Growth and Income Stock Fund                                           2
Nuveen European Value Fund                                                    4
Nuveen Balanced Stock and Bond Fund                                           6
Nuveen Balanced Municipal and Stock Fund                                      8



Section 2  How We Manage Your Money

This section gives you a detailed discussion of our investment and risk management strategies.


Who Manages the Funds                                                        10
What Types of Securities We Invest In                                        11
How We Select Investments                                                    13
How the Portfolio Manager Has Performed                                      15
What the Risks Are                                                           16
How We Manage Risk                                                           18


Section 3  How You Can Buy and Sell Shares

This section provides the information you need to move money into or out of your account.


What Share Classes We Offer                                                  21
How to Reduce Your Sales Charge                                              22
How to Buy Shares                                                            23
Systematic Investing                                                         23
Systematic Withdrawal                                                        24
Special Services                                                             24
How to Sell Shares                                                           25


Section 4  General Information

This section summarizes the funds' distribution policies and other general fund information.


Dividends, Distributions and Taxes                                           27
Distribution and Service Plans                                               28
Net Asset Value                                                              29
Fund Service Providers                                                       29


Section 5  Financial Highlights


This section provides the funds' financial performance since inception.

Nuveen Growth and Income Stock Fund                                          30
Nuveen European Value Fund                                                   31
Nuveen Balanced Stock and Bond Fund                                          32
Nuveen Balanced Municipal and Stock Fund                                     33

                                                                October 27, 2000


Section 1  The Funds


                  Nuveen Growth and Income Stock Fund
                  Nuveen European Value Fund
                  Nuveen Balanced Stock and Bond Fund
                  Nuveen Balanced Municipal and Stock Fund

--------------------------------------------------------------------------------
Introduction
--------------------------------------------------------------------------------

This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen Growth and Income Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.



--------------------------------------------------------------------------------
NOT FDIC OR GOVERNMENT INSURED      MAY LOSE VALUE      NO BANK GUARANTEE
--------------------------------------------------------------------------------


                                                       Section 1  The Funds    1

Nuveen Growth and Income Stock Fund

--------------------------------------------------------------------------------
Fund Overview
--------------------------------------------------------------------------------

Investment Objective

The investment objective of the fund is to provide over time a superior total return from a diversified portfolio consisting primarily of equity securities of domestic companies with market capitalization of at least $500 million.

How the Fund Pursues Its Objective


The fund purchases primarily stocks of established, well-known domestic companies. These companies tend to pay regular dividends that may provide a source of income. We concentrate on stocks we believe are selling for less than their intrinsic worth, trying to identify those with a catalyst - for example, a management change or an improved industry outlook - that will unlock the stock's unrecognized value. We generally buy only 40 to 50 stocks, which we believe have at least 20% price appreciation potential over the next 18 months.

The fund may invest up to 35% of its assets in cash equivalents in order to reduce volatility and preserve capital.

What are the Risks of Investing in the Fund?

The fund exposes you to market risk. Market risk is the risk that stocks will decline in response to such factors as adverse company news or industry developments or a general economic decline. The fund's potential investment in foreign stocks also presents additional risk. Foreign risk is the risk that foreign stocks will be more volatile than U.S. stocks due to such factors as adverse economic, currency, political or regulatory changes in a country. In addition, the fund's value-oriented investment style may not be successful. As with any mutual fund investment, loss of money is a risk of investing.

Is this Fund Right for You?


This fund may be right for you if you are seeking:

     .   long-term growth potential from a value-driven strategy;
     .   to moderate the risks associated with stock investing;
     .   to focus on established, well-known companies;
     .   to meet long-term financial goals.

You should not invest in this fund if you are:

     . unwilling to accept share price fluctuation, including the possibility of sharp price declines;
     .   investing to meet short-term financial goals.

--------------------------------------------------------------------------------
How the Fund Has Performed
--------------------------------------------------------------------------------

Nuveen has selected Institutional Capital Corporation to manage the fund's portfolio. The chart and table below illustrate annual fund returns for each of the past three years as well as annualized fund and index returns for the one-year and since inception periods ended December 31, 1999. This information is intended to help you assess the variability of fund returns (and consequently, the potential rewards and risks of a fund investment). The information also shows how the fund's performance compares with the returns of broad measures of market performance and an index of funds with similar investment objectives.


 Total Returns/1/

                           [BAR CHARTS APPEARS HERE]

                            Class A Annual Returns

                                  27.5  - 1997
                                   9.89 - 1998
                                  14.6  - 1999

From January 1, 1997 through December 31, 1999, the fund's highest and lowest calendar quarter returns were 15.54% and -16.64%, respectively, for the quarters ended 6/30/97 and 9/30/98. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does reflect sales charges. See "How the Portfolio Manager Has Performed" for additional performance information. The fund's and the portfolio manager's past performance are not necessarily an indication of how the fund will perform in the future.


                                          Average Annual Total Returns for
                                       the Periods Ended December 31, 1999


                                                              Inception
Class                                  1 Year              (August 7, 1996)

Class A                                 8.07%                  17.37%

Class B                                 9.86%                  17.98%

Class C                                13.88%                  18.52%

Class R                                14.89%                  19.75%

S&P 500 Index/1/                       21.04%                  29.63%

S&P/Barra Value Index/1/               12.72%                  21.58%

Lipper Peer Group/1/                   11.86%                  19.58%


2    Section 1   The Funds

--------------------------------------------------------------------------------
What are the Costs of Investing?
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/2/

Paid Directly From Your Investment

Share Class                                    A        B        C       R/3/

Maximum Sales Charge Imposed
on Purchases                                5.75%/4/  None     None    None

Maximum Sales Charge Imposed
on Reinvested Dividends                      None     None     None    None

Exchange Fees                                None     None     None    None

Deferred Sales Charge/5/                     None/4/  5%/6/    1%/7/   None

 Annual Fund Operating Expenses/8/

Paid From Fund Assets

Share Class                                    A        B        C       R

Management Fees                              .82%     .82%     .82%    .82%

12b-1 Distribution and Service Fees          .25%    1.00%    1.00%      -%

Other Expenses                               .27%     .27%     .29%    .28%

Total Operating Expenses                    1.34%    2.09%    2.11%   1.10%



The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual costs may be higher or lower.

                                Redemption                                  No Redemption

Share Class       A            B          C           R           A        B             C         R

1 Year         $    704      $   606     $  214    $    112    $    704    $   212       $  214    $    112

3 Years        $    975      $   969     $  661    $    350    $    975    $   655       $  661    $    350

5 Years        $  1,267      $ 1,236     $1,134    $    606    $  1,267    $ 1,124       $1,134    $    606

10 Years       $  2,095      $ 2,229     $2,441    $  1,340    $  2,095    $ 2,229       $2,441    $  1,340



1. The Class A year-to-date return on net asset value as of 9/30/00 was 1.94%. Peer Group returns reflect the performance of the Lipper Large Cap Value Fund Index, an index that represents the average annualized returns of the 30 largest funds in the Lipper Large Cap Value Fund Category. Peer Group returns assume reinvestment of dividends and do not reflect any applicable sales charges. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The S&P/Barra Value Index consists of the "value" half of the S&P 500 Index. In this capitalization-weighted index, firms have higher book-to-price ratios and are generally slower growing firms with less potential for returns but lower volatility (relative to the "growth" half). The S&P 500 Index and S&P/Barra Value Index returns assume reinvestment of dividends, but do not include any brokerage commissions, sales charges or other fees.

--------------------------------------------------------------------------------
How the Fund Is Invested (as of 6/30/00)
--------------------------------------------------------------------------------

Portfolio Allocation                     Actual             Target

Equity                                     95%                90%

Cash Equivalents                            5%                10%


 Stock Portfolio Statistics

Beta                                                                    .85

Average Market Capitalization (Stocks)                          $62 billion

Average P/E                                                            17.4


 Top 10 Stock Holdings/9/

Philips Electronics NV                                                 4.5%

Bell Atlantic Corporation                                              3.3%

Ford Motor Company                                                     3.2%

General Motors Corporation                                             3.0%

AT&T Corp.                                                             3.0%

Texaco Inc.                                                            3.0%

Citigroup Inc.                                                         2.9%

International Business Machines Corporation                            2.9%

Exxon Mobil Corporation                                                2.9%

The News Corporation Limited Sponsored ADR                             2.8%


2. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

3. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

4. Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may bear a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

5. As a percentage of lesser of purchase price or redemption proceeds.

6. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

7. Class C shares redeemed within one year of purchase are subject to a 1% CDSC.


8. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules. The adviser, pursuant to a contractual agreement, waived fees and reimbursed expenses from the fund's inception through July 31, 1998 and from August 1, 1998 through July 31, 2000, in order to prevent Total Operating Expenses (excluding any distribution or service fees and extraordinary expenses) from exceeding .95% and 1.05%, respectively, of the average daily net assets of any class of fund shares. The Total Operating Expenses provided in the table do not reflect such fee waiver and expense reimbursement.

9. As a percentage of the fund's stock holdings. Holdings will vary.



                                                        Section 1 The Funds    3

Nuveen European Value Fund

--------------------------------------------------------------------------------
Fund Overview
--------------------------------------------------------------------------------

Investment Objective
The investment objective of the fund is to provide over time a superior total return (income plus capital appreciation) with moderated risk.

How the Fund Pursues Its Objective

The fund purchases primarily stocks of established, well-known European companies with at least $1 billion in market capitalization. We concentrate on stocks we believe are selling for less than their intrinsic worth, and try to identify those companies with a catalyst--for example, a management change or an improved industry outlook--that will unlock the stock's unrecognized value. We generally buy only those 20 to 30 stocks, which we believe have at least 20% price appreciation potential over the next 18 months.

Under normal market conditions, we will invest at least 65% of the fund's total assets in European equity securities, predominantly U.S.-traded ADRs, and we may invest up to 35% of the fund's assets in cash equivalents and short-term fixed-income securities in order to reduce volatility and preserve capital.

What are the Risks of Investing in the Fund?

The fund exposes you to market and foreign risk. Market risk is the risk that stocks will decline in response to such factors as adverse company news or industry developments or a general economic decline. Foreign risk is the risk that foreign stocks will be more volatile than U.S. stocks due to such factors as adverse economic, currency, political or regulatory changes in a country. The fund's focus on European Union stocks makes the fund more susceptible to any single European issue. In addition, the fund's value-oriented investment style may not be successful. As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?

This fund may be right for you if you seek to:

        . invest in European equity securities;

        . diversify an all U.S. portfolio.

You should not invest in this fund if you are:

        . unwilling to accept foreign investment risk, including potential sharp price declines;

        . investing to meet short-term goals.

--------------------------------------------------------------------------------
How the Fund Has Performed
--------------------------------------------------------------------------------

Nuveen has selected Institutional Capital Corporation to manage the fund's portfolio. The chart and table below illustrate the annual fund returns for the calendar year ended December 31, 1999 as well as annualized fund and index returns for the one-year and since inception periods ended December 31, 1999. This information gives some indication of the risks of an investment in the fund by comparing the fund's performance with a broad measure of market performance.



 Total Returns/1/

                           [BAR CHART APPEARS HERE]

                             Class A Annual Return

                                  26.0 - 1999

From January 1, 1999 through December 31, 1999, the fund's highest and lowest calendar quarter returns were 20.30% and 0.20%, respectively, for the quarters ended 12/31/99 and 9/30/99. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does reflect sales charges. The fund's past performance is not necessarily an indication of how the fund will perform in the future.


         Average Annual Total Returns for
         the Periods Ended December 31, 1999

Class                                Inception
                          1 Year   (May 29, 1998)

Class A                    18.71%          9.05%

Class B                    21.10%         10.02%

Class C                    25.16%         12.38%

Class R                    26.33%         13.49%

MSCI Europe IX GD/1/       16.23%         11.97%



4 Section 1 The Funds

--------------------------------------------------------------------------------
What are the Costs of Investing?
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


 Shareholder Transaction Expenses/2/

Paid Directly From Your Investment
Share Class                               A        B        C       R/3/

Maximum Sales Charge Imposed
on Purchases                           5.75%/4/   None     None     None

Maximum Sales Charge Imposed
on Reinvested Dividends                  None     None     None     None

Exchange Fees                            None     None     None     None

Deferred Sales Charge/5/                 None/4/  5%/6/    1%/7/    None



Annual Fund Operating Expenses/8/

Paid From Fund Assets

Share Class                               A        B        C        R

Management Fees                         .95%     .95%     .95%     .95%

12b-1 Distribution and Service Fees     .25%    1.00%    1.00%       -%

Other Expenses                         2.16%    2.22%    2.27%    2.27%

Total Operating Expenses*              3.36%    4.17%    4.22%    3.22%


* The Total Operating Expenses provided in the table above do not reflect a voluntary commitment by the fund's investment adviser to waive fees and reimburse expenses in order to prevent Total Operating Expenses (excluding any 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.30% of the average daily net assets of any class of fund shares. This expense limitation may be modified at any time. Such expense limitation would have reduced the actual operating expenses for the most recent fiscal year to the levels provided below.



     After Expense Reimbursements           A        B        C        R

     Expense Reimbursements              (1.81%)  (1.87%)  (1.92%)  (1.92%)

     Total Operating Expense-Net          1.55%    2.30%    2.30%    1.30%


The following example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

                       Redemption                        No Redemption
Share Class   A        B        C        R       A         B        C        R

 1 Year    $  894   $  804   $  424   $  325   $  894   $  419   $  424   $  325

 3 Years   $1,549   $1,562   $1,281   $  992   $1,549   $1,267   $1,281   $  992

 5 Years   $2,225   $2,230   $2,152   $1,683   $2,225   $2,129   $2,152   $1,683

10 Years   $4,014   $4,179   $4,388   $3,522   $4,014   $4,179   $4,388   $3,522


--------------------------------------------------------------------------------
How the Fund Is Invested (as of 6/30/00)
--------------------------------------------------------------------------------

Portfolio Allocation                        Actual      Target

Equity                                       100%         90%

Cash Equivalents                               -%         10%


Stock Portfolio Statistics

Average Market Capitalization (Stocks)            $66 billion
Average P/E                                              29.0


 Top 10 Stock Holdings/9/

Philips Electronics NV                                   8.3%

Zurich Allied AG Sponsored ADR                           8.3%

Diageo plc Sponsored ADR                                 7.3%

Bass plc Sponsored ADR                                   5.1%

The News Corporation Limited Sponsored ADR               5.0%

ING Groep NV Sponsored ADR                               4.6%

Shell Transport & Trading Company ADR                    4.6%

Nordic Baltic Holdings AB FDR                            4.5%

Siemens AG Unsponsored ADR                               4.5%

Investor AB                                              4.5%



1. The Class A year-to-date return on net asset value as of 9/30/00 was -9.37%. The table also reflects the performance of the MSCI Europe Index. The MSCI Europe Index is an unmanaged index comprised of a capitalization-weighted sampling of the companies listed on the stock exchanges of 14 European countries. Index returns assume reinvestment of dividends, but do not include any brokerage commissions, sales charges, or other fees.

2. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

3. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

4. Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may bear a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

5.   As a percentage of lesser of purchase price or redemption proceeds.

6. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth, and 1% during the sixth year.

7.   Class C shares redeemed within one year of purchase are subject to a 1%
     CDSC.

8. Long-term holders of Class B and C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

9.   As a percentage of the fund's stock holdings. Holdings will vary.


                                                    Section 1 The Funds        5

Nuveen Balanced Stock and Bond Fund

--------------------------------------------------------------------------------
Fund Overview
--------------------------------------------------------------------------------

Investment Objective

The investment objective of the fund is to provide over time an attractive total return from a diversified portfolio of equity securities, taxable fixed-income securities and cash equivalents by emphasizing capital appreciation in favorable markets and capital preservation in adverse markets.

How the Fund Pursues Its Objective


The fund purchases a diversified portfolio of stocks primarily of established, well-known domestic companies. We concentrate on stocks we believe are selling for less than their intrinsic worth, trying to identify those with a catalyst--for example, a management change or an improved industry outlook--that will unlock the stock's unrecognized value. We generally buy only 40 to 50 stocks, which we believe have at least 20% price appreciation potential over the next 18 months.

We seek reduced risk, capital preservation potential and current income by balancing our stock investments with bonds. The bonds we purchase are primarily U.S. Treasury bonds with maturities from one to 15 years, but from time to time we may also purchase investment-grade corporate bonds if market conditions warrant.

What are the Risks of Investing in the Fund?

The fund exposes you to market risk, interest rate risk and credit risk. Market risk is the risk that stocks will decline in response to such factors as adverse company news or industry developments or a general economic decline. Interest rate risk is the risk that interest rates will rise, causing bond prices and the fund's value to fall. Credit risk is the risk that a bond issuer will default or be unable to pay principal and interest to the fund; lower rated bonds generally carry greater credit risk. The fund's potential investment in foreign stocks also presents additional risk. Foreign risk is the risk that foreign stocks will be more volatile than U.S. stocks due to such factors as adverse economic, currency, political or regulatory changes in a country. In addition, the fund's value-oriented investment style may not be successful. As with any mutual fund investment, loss of money is a risk of investing.

Is this Fund Right for You?

This fund may be a suitable investment for you if you are seeking:

     .    long-term growth potential from a value-driven strategy;
     .    a substantial measure of downside protection;
     .    the convenience of a balanced portfolio in a single investment;
     .    to focus on established, well-known companies;
     .    to meet long-term financial goals.
          You should not invest in this fund if you are:
     .    unwilling to accept share price fluctuation;
     .    investing to meet short-term financial goals.

--------------------------------------------------------------------------------
How the Fund Has Performed
--------------------------------------------------------------------------------


Nuveen has selected Institutional Capital Corporation to manage the fund's portfolio. The chart and table below illustrate annual fund returns for each of the past three years as well as annualized fund and index returns for the one-year and since inception periods ended December 31, 1999. This information is intended to help you assess the variability of fund returns (and consequently, the potential rewards and risks of a fund investment). The information also shows how the fund's performance compares with the returns of broad measures of market performance and an index of funds with similar investment objectives.


Total Returns/1/


                            [BAR CHART APPEARS HERE]

                            Class A Annual Returns

                                  17.4  - 1997
                                  11.2  - 1998
                                   8.7  - 1999

From January 1, 1997 through December 31, 1999, the fund's highest and lowest calendar quarter returns were 10.21% and -8.51%, respectively, for the quarters ended 12/31/98 and 9/30/98. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does reflect sales charges. See "How the Portfolio Manager Has Performed" for additional performance information. The fund's and the portfolio manager's past performance are not necessarily an indication of how the fund will perform in the future.


                                      Average Annual Total Returns for
                                    the Periods Ended December 31, 1999
                                    -----------------------------------
Class                                                         Inception
                                         1 Year        (August 7, 1996)
--------------------------------------------------------------------------------
Class A                                   2.42%                  12.03%
Class B                                   3.87%                  12.51%
Class C                                   7.92%                  13.18%
Class R                                   8.95%                  14.28%
S&P 500 Index/1/                         21.04%                  29.63%
S&P/Barra Value Index/1/                 12.72%                  21.58%
Lipper Peer Group/1/                      8.98%                  16.26%
Lehman Brothers Intermediate
  Treasury Index/1/                       0.40%                   6.06%
Market Benchmark Index/1/                 7.84%                  15.52%


6        Section 1   The Funds

--------------------------------------------------------------------------------
What are the Costs of Investing?
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/2/

Paid Directly From Your Investment
Share Class                                   A      B        C       R/3/

Maximum Sales Charge Imposed
on Purchases                              5.75%/4/   None     None    None

Maximum Sales Charge Imposed
on Reinvested Dividends                    None      None     None    None

Exchange Fees                              None      None     None    None

Deferred Sales Charge/5/                   None/4/   5%/6/    1%/7/   None

 Annual Fund Operating Expenses/8/

Paid From Fund Assets

Share Class                                   A      B        C       R

Management Fees                              .75%   .75%     .75%   .75%

12b-1 Distribution and Service Fees          .25%  1.00%    1.00%     -%

Other Expenses                               .38%   .38%     .38%   .38%

Total Operating Expenses*                   1.38%  2.13%    2.13%  1.13%


* The Total Operating Expenses provided in the table above do not reflect a voluntary commitment by the fund's investment adviser to waive fees and reimburse expenses in order to prevent Total Operating Expenses (excluding any 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.00% of the average daily net assets of any class of fund shares. This expense limitation may be modified at any time. Such expense limitation would have reduced the actual operating expenses for the most recent fiscal year to the levels provided below. From the fund's inception through July 31, 1998 and from August 1, 1998 through July 31, 2000, the investment adviser waived fees and reimbursed expenses in order to prevent Total Operating Expenses (excluding any distribution or service fees and extraordinary expenses) from exceeding .85% and .95%, respectively, of the average daily net assets of any class of fund shares.



     After Expense Reimbursements             A        B        C        R

     Expense Reimbursements                 (.13%)   (.13%)   (.13%)   (.13%)

     Total Operating Expense-Net            1.25%    2.00%    2.00%    1.00%



The following example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.



                       Redemption                       No Redemption
Share Class   A        B        C       R        A        B        C        R

1 Year     $  707   $  610   $  216   $  115   $  707   $  216   $  216   $  115

3 Years    $  987   $  981   $  667   $  359   $  987   $  667   $  667   $  359

5 Years    $1,287   $1,256   $1,144   $  622   $1,287   $1,144   $1,144   $  622

10 Years   $2,137   $2,271   $2,462   $1,375   $2,137   $2,271   $2,462   $1,375


--------------------------------------------------------------------------------
How the Fund Is Invested (as of 6/30/00)
--------------------------------------------------------------------------------

Portfolio Allocation                           Actual   Target

Equity                                           60%      55%

U.S. Government Obligations                      39%      40%

Cash Equivalents                                  1%       5%


Portfolio Statistics

Average Market Capitalization (Stocks)            $63 billion

Average P/E                                              17.5

Average Duration (Bonds)                                 5.12

Average Effective Maturity (Bonds)                 7.52 years



Top 5 Stock Holdings/9/

Philips Electronics NV                                   4.7%

Bell Atlantic Corporation                                3.4%

Ford Motor Company                                       3.2%

Citigroup Inc.                                           3.1%

AT&T Corp.                                               3.0%


1. The Class A year-to-date return on net asset value as of 9/30/00 was 3.72%. Peer Group returns reflect the performance of the Lipper Balanced Fund Index, an index that represents the average annualized returns of the 30 largest funds in the Lipper Balanced Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The S&P/Barra Value Index consists of the "value" half of the S&P 500 Index. In this capitalization-weighted index, firms have higher book-to-price ratios and are generally slower growing firms with less potential for returns but with lower volatility (relative to the "growth" half). The Lehman Brothers Intermediate Treasury Index includes treasury securities with maturities ranging from 1 to 10 years. The index returns assume reinvestment of dividends, but do not include any brokerage commissions, sales charges, or other fees. The Market Benchmark Index is comprised of a 60% weighting in the S&P/Barra Value Index and 40% in the Lehman Brothers Intermediate Treasury Index.


2. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

3. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

4. Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may bear a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

5.   As a percentage of lesser of purchase price or redemption proceeds.

6. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

7.   Class C shares redeemed within one year of purchase are subject to a 1%
     CDSC.

8. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

9.   As a percentage of the fund's stock holdings. Holdings will vary.

                                                    Section 1  The Funds       7

Nuveen Balanced Municipal and Stock Fund

--------------------------------------------------------------------------------
Fund Overview
--------------------------------------------------------------------------------

Investment Objective

The investment objective of the fund is to provide over time an attractive after-tax total return through a combination of federally tax-exempt income and capital appreciation with capital preservation in adverse markets.

How the Fund Pursues Its Objective

The fund invests the majority of its assets in investment-grade quality municipal bonds. We concentrate on municipal bonds with favorable characteristics we believe are not yet recognized by the market, trying to identify those higher-yielding and undervalued bonds with intermediate characteristics that we believe offer the best balance of current tax-free income and capital preservation potential.


We invest the balance of fund assets primarily in established, well-known domestic companies. We concentrate on stocks we believe are selling for less than their intrinsic worth, trying to identify those with a catalyst-for example, a management change or an improved industry outlook-that will unlock the stock's unrecognized value. We generally buy only 40 to 50 stocks, which we believe have at least 20% price appreciation potential over the next 18 months.



What are the Risks of Investing in the Fund?


The fund exposes you to market risk, interest rate risk and credit risk. Market risk is the risk that stocks will decline in response to such factors as adverse company news or industry developments or a general economic decline. Interest rate risk is the risk that interest rates will rise, causing bond prices and the fund's value to fall. Credit risk is the risk that a bond issuer will default or be unable to pay principal and interest to the fund; lower rated bonds generally carry greater credit risk. The fund's potential investment in foreign stocks also presents additional risk. Foreign risk is the risk that foreign stocks will be more volatile than U.S. stocks due to such factors as adverse economic, currency, political or regulatory changes in a country. In addition, the fund's value-oriented investment style may not be successful. As with any mutual fund investment, loss of money is a risk of investing.

Is this Fund Right for You?

This fund may be a suitable investment for you if you are seeking:

     .    attractive after-tax returns from a value-driven strategy;
     .    a substantial measure of downside protection;
     .    the convenience of a balanced portfolio in a single investment;
     .    to reduce the taxes on your investment return;
     .    to meet long-term financial goals.
     .    You should not invest in this fund if you are:
     .    investing in a tax deferred account;
     .    unwilling to accept share price fluctuation;
     .    investing to meet short-term financial goals.

--------------------------------------------------------------------------------
How the Fund Has Performed
--------------------------------------------------------------------------------


Nuveen Institutional Advisory Corp. manages the municipal investments of the fund and has selected Institutional Capital Corporation to manage the fund's equity portfolio. The chart and table below illustrate annual fund returns for each of the past three years as well as annualized fund and index returns for the one-year and since inception periods ended December 31, 1999. This information is intended to help you assess the variability of fund returns (and consequently, the potential rewards and risks of a fund investment). The information also shows how the fund's performance compares with the returns of broad measures of market performance and an index of funds with similar investment objectives.


Total Returns/1/

                            [BAR CHART APPEARS HERE]

                            Class A Annual Returns

                                  1997  16.3
                                  1998   8.3
                                  1999   4.6


From January 1, 1997 through December 31, 1999, the fund's highest and lowest calendar quarter returns were 7.74% and -6.09%, respectively, for the quarters ended 6/30/97 and 9/30/98. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does reflect sales charges. The fund's past performance is not necessarily an indication of how the fund will perform in the future.


                                     Average Annual Total Returns for
                                   the Periods Ended December 31, 1999
Class                                                        Inception
                                           1 Year     (August 7, 1996)

Class A                                    -1.37%                8.96%
Class B                                    -0.10%                9.38%
Class C                                     3.87%               10.06%
Class R                                     4.92%               11.17%
S&P 500 Index/1/                           21.04%               29.63%
S&P/Barra Value Index/1/                   12.72%               21.58%
Lipper Peer Group/1/                        8.98%               16.26%
Lehman Brothers 10-Year
Municipal Bond Index/1/                    -1.25%                5.53%
Market Benchmark Index/1/                   4.37%               12.06%


8     Section 1 The Funds

--------------------------------------------------------------------------------
What are the Costs of Investing?
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/2/

Paid Directly From Your Investment

Share Class                                     A        B        C       R/3/

Maximum Sales Charge Imposed
on Purchases                                  5.75%/4/  None     None    None

Maximum Sales Charge Imposed
on Reinvested Dividends                         None    None     None    None

Exchange Fees                                   None    None     None    None

Deferred Sales Charge/5/                        None/4/ 5%/6/    1%/7/   None

 Annual Fund Operating Expenses/8/

Paid From Fund Assets

Share Class                                     A        B        C       R

Management Fees                                .75%     .75%     .75%    .75%

12b-1 Distribution and Service Fees            .25%    1.00%    1.00%      -%

Other Expenses                                 .26%     .26%     .26%    .26%

Total Operating Expenses*                     1.26%    2.01%    2.01%   1.01%


* The Total Operating Expenses provided in the table above do not reflect a voluntary commitment by the fund's investment adviser to waive fees and reimburse expenses in order to prevent Total Operating Expenses (excluding any 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.00% of the average daily net assets of any class of fund shares. This expense limitation may be modified at any time. Such expense limitation would have reduced the actual operating expenses for the most recent fiscal year to the levels provided below. From the fund's inception through July 31, 1998 and from August 1, 1998 through July 31, 2000, the investment adviser waived fees and reimbursed expenses in order to prevent Total Operating Expenses (excluding any distribution or service fees and extraordinary expenses) from exceeding .85% and .95%, respectively, of the average daily net assets of any class of fund shares.

     After Expense Reimbursements            A        B        C        R

     Expense Reimbursements                (.01%)   (.01%)   (.01%)   (.01%)

     Total Operating Expense-Net           1.25%    2.00%    2.00%    1.00%

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

                        Redemption                       No Redemption
Share Class    A        B        C       R        A        B        C        R
1 Year      $  696   $  598   $  204   $  103   $  696   $  204   $  204   $  103

3 Years     $  952   $  945   $  630   $  322   $  952   $  630   $  630   $  322

5 Years     $1,227   $1,195   $1,083   $  558   $1,227   $1,083   $1,083   $  558

10 Years    $2,010   $2,144   $2,338   $1,236   $2,010   $2,144   $2,338   $1,236


--------------------------------------------------------------------------------
How the Fund Is Invested (as of 6/30/00)
--------------------------------------------------------------------------------

Portfolio Allocation                            Actual          Target

Municipal Bonds                                   61%             60%

Equity                                            39%             35%

Cash Equivalents                                   -               5%


Portfolio Statistics

Average Market Capitalization (Stocks)                    $63 billion

Average P/E                                                      17.4

Average Duration (Bonds)                                         6.41

Average Effective Maturity (Bonds)                         9.41 years


 Top 5 Stock Holdings/9/

Philips Electronics NV                                           4.6%

Bell Atlantic Corporation                                        3.3%

General Motors Corporation                                       3.1%

Ford Motor Company                                               3.1%

AT&T Corp.                                                       3.1%


 Credit Quality (Bonds)/10/

AAA/U.S. Guaranteed                                             34.8%

AA                                                               7.2%

A                                                               17.4%

BBB                                                             20.9%

NR                                                              19.7%

1. The Class A year-to-date return on net asset value as of 9/30/00 was 2.93%. Peer Group returns reflect the performance of the Lipper Balanced Fund Index, an index that represents the average annualized returns of the 30 largest funds in the Lipper Balanced Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The S&P/Barra Value Index consists of the "value" half of the S&P 500 Index. In this capitalization-weighted index, firms have higher book-to-price ratios and are generally slower growing firms with less potential for returns but lower volatility (relative to the "growth" half). The Lehman Brothers 10-Year Municipal Bond Index includes municipal bonds with maturities ranging from 8 to 12 years. The index returns assume reinvestment of dividends, but do not include any brokerage commissions, sales charges or other fees. The Market Benchmark Index is comprised of a 40% weighting in the S&P/Barra Value Index and 60% in the Lehman Brothers 10-Year Municipal Bond Index.
2. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
3. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."
4. Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may bear a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
5.   As a percentage of lesser of purchase price or redemption proceeds.
6. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
7.   Class C shares redeemed within one year of purchase are subject to a 1%
     CDSC.
8. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

9.   As a percentage of the fund's stock holdings. Holdings will vary.
10.  As a percentage of the fund's bond holdings. Holdings will vary.

                                                         Section 1  The Funds  9

Section 2  How We Manage Your Money

To help you understand the funds better, this section includes a detailed discussion of our investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.


--------------------------------------------------------------------------------
Who Manages the Funds
--------------------------------------------------------------------------------

Nuveen Institutional Advisory Corp. ("NIAC"), the funds' investment adviser, together with its advisory affiliate, Nuveen Advisory Corp., offer premier advisory and investment management services to a broad range of mutual fund clients. In the Nuveen family, these advisers are commonly referred to as Nuveen Investment Management or NIM. NIAC has overall responsibility for management of the funds. NIAC oversees the management of the funds' portfolios, manages the funds' business affairs and provides certain clerical, bookkeeping and other administrative services. The NIM advisers are located at 333 West Wacker Drive, Chicago, IL 60606.

The NIM advisers are wholly-owned subsidiaries of Nuveen Investments ("Nuveen"). Founded in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today, we provide managed assets and structured investment products and services to help financial advisors serve the wealth management needs of individuals and families. Nuveen manages or oversees $71 billion in assets.

NIAC has selected Institutional Capital Corporation ("Institutional Capital"), 225 West Wacker Drive, Chicago, IL 60606, as subadviser to manage the investment portfolios of the Growth and Income Stock Fund, European Value Fund and the Balanced Stock and Bond Fund, and the equity investments of the Balanced Municipal and Stock Fund. Institutional Capital is an institutional investment management firm with over 30 years of experience and approximately $13 billion in assets under management. Institutional Capital's investment management strategy and operating policies are set through a team approach, with all its investment professionals contributing. Institutional Capital currently maintains a staff of 15 investment professionals. Mr. Robert H. Lyon, President, owns shares representing 51% of its voting rights. In addition, The John Nuveen Company owns preferred shares of Institutional Capital, which are convertible in 2002 into a 20% common stock interest.

NIAC manages the municipal investments of the Balanced Municipal and Stock Fund. NIAC is responsible for the execution of specific investment strategies and the day-to-day operations of the fund as they relate to the municipal investments. NIAC manages the fund using a team of analysts and portfolio managers that focus on a specific group of funds. Thomas C. Spalding provides daily oversight for and execution of the fund's


10  Section 2  How We Manage Your Money
municipal investment activities. Mr. Spalding has been a vice president of NIAC since 1990 and manager of the fund's municipal investments since February 1999. He is also a vice president of Nuveen Advisory Corp. and a Chartered Financial Analyst. Mr. Spalding currently manages investments for eight Nuveen-sponsored investment companies.

For providing these services, NIAC is paid an annual fund management fee according to the following schedule:

 Average Daily                      Growth and          European Value   Balanced Stock   Balanced Municipal
 Net Assets                         Income Stock Fund   Fund             and Bond Fund    and Stock Fund
For the first $125 million          .8500 of 1%         .9500 of 1%      .7500 of 1%      .7500 of 1%

For the next $125 million           .8375 of 1%         .9375 of 1%      .7375 of 1%      .7375 of 1%

For the next $250 million           .8250 of 1%         .9250 of 1%      .7250 of 1%      .7250 of 1%

For the next $500 million           .8125 of 1%         .9125 of 1%      .7125 of 1%      .7125 of 1%

For the next $1 billion             .8000 of 1%         .9000 of 1%      .7000 of 1%      .7000 of 1%

For net assets over $2 billion      .7750 of 1%         .8750 of 1%      .6750 of 1%      .6750 of 1%

For the most recent fiscal year, the funds paid NIAC the following management fees (as a percentage of average net assets):

Growth and Income Stock Fund                                              .79%

European Value Fund                                                         0%

Balanced Stock and Bond Fund                                              .58%

Balanced Municipal and Stock Fund                                         .70%

Out of the fund management fee, NIAC pays a portfolio management fee to Institutional Capital. Each fund pays for its own operating expenses such as custodial, transfer agent, accounting and legal fees; brokerage commissions; distribution and service fees; and extraordinary expenses.

--------------------------------------------------------------------------------
What Types of Securities We Invest In
--------------------------------------------------------------------------------

Each fund's investment objective may not be changed without shareholder approval. The funds' investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

Equity Securities

Each Fund invests in equity securities. Eligible equity securities include common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; securities convertible into common or preferred stocks, such as convertible bonds and debentures; dollar-denominated securities of foreign companies (limited to 25% of net assets for the Growth and Income Stock Fund, Balanced Stock and Bond Fund, and the Balanced Municipal and Stock Fund) and other securities with equity characteristics. In addition, the European Value Fund may invest in foreign securities denominated in foreign currencies. Any convertible bonds and debentures must be rated investment grade (one of the four highest ratings by Moody's Investors Service, Standard & Poor's, Duff & Phelps or Fitch IBCA, Inc.) when purchased.


                                         Section 2  How We Manage Your Money  11

European Investments

The European Value Fund invests primarily in a diversified portfolio of stocks of established, well-known companies with at least $1 billion in market capitalization that are domiciled or have their principal activities in Europe. The domicile or the location of the principal activities of a company will be the country (1) under whose laws the company is organized, (2) in which the principal trading market for the equity securities issued by the company is located, or (3) in which the company has over half its assets or derives half its revenues.

The European Value Fund may invest in a variety of European securities, including American Depositary Receipts (ADRs) and other types of depositary receipts; equity securities of European companies that may or may not be publicly traded in the U.S.; Eurodollar convertibles; fixed-income securities of European companies that may or may not be publicly traded in the U.S.; and debt obligations issued or guaranteed by European governments, their agencies, authorities, or instrumentalities. All foreign investments involve certain risks in addition to those associated with U.S. investments (see "What the Risks Are-Foreign investment risk").

Taxable Bonds

The Balanced Stock and Bond Fund invests the fixed income portion of its portfolio in taxable bonds. Eligible taxable bonds are U.S. Treasury and other investment-grade bonds with maturities of one to 15 years. We focus on U.S. Treasury securities but may purchase other bonds from time to time if market conditions warrant. Investment-grade securities are those rated in the four highest categories by Moody's Investors Service, Standard & Poor's, Duff & Phelps or Fitch IBCA, Inc. when purchased.

Municipal Obligations

The Balanced Municipal and Stock Fund invests the fixed income portion of its portfolio in municipal bonds. States, local governments and municipalities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. Municipal bonds pay income that is exempt from regular federal income tax but may be subject to the federal alternative minimum tax. A municipality may issue general obligation bonds which are secured by its taxing power, or it may issue revenue bonds that are payable from the revenues of a particular project or a special excise tax.

The Balanced Municipal and Stock Fund may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the fund will only purchase these bonds where the issuer has a strong incentive to continue making appropriations until maturity.

The Balanced Municipal and Stock Fund will purchase only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by independent rating agencies at the time of purchase or are non-rated but judged to be investment grade by the fund's investment adviser. We will not invest more than 20% of the fund's municipal investments in this type of unrated municipal obligation. These policies can only be changed by shareholder vote.



12  Section 2  How We Manage Your Money

The Balanced Municipal and Stock Fund will invest at least 80% of its municipal assets in investment-grade quality municipal bonds with effective remaining maturities of no more than 15 years. This policy will not limit the stated or nominal maturities of the municipal bonds in which the fund invests. The effective remaining maturity of a municipal bond may be shorter than its stated maturity for a variety of reasons, including the bond's call features, its stated or expected payment schedule or other terms or conditions that may cause the bond to have the risk of price fluctuations of an otherwise comparable but shorter-term bond.

Short-Term Investments

The funds may invest in short-term investments including U.S. government securities, quality commercial paper or similar fixed-income securities with remaining maturities of one year or less. The Balanced Municipal and Stock Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. For more information on eligible short-term investments, see the Statement of Additional Information.

Delayed Delivery Transactions

The funds may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. These transactions involve an element of risk because the value of the security to be purchased may decline to a level below its purchase price before the settlement date.


--------------------------------------------------------------------------------
How We Select Investments
--------------------------------------------------------------------------------

We adhere to disciplined, value-driven investment strategies whose aim is to provide consistent, attractive performance over time with moderated risk. We emphasize quality securities carefully chosen through in-depth research and follow those securities closely over time to assess whether they continue to meet our purchase rationale.

Equity Securities

Institutional Capital selects for the Growth and Income Stock Fund, Balanced Stock and Bond Fund and Balanced Municipal and Stock Fund stocks from a universe of approximately 450 large and midsize companies with at least $500 million in market capitalization. Proprietary quantitative valuation models determine which of these stocks currently appear to be selling for less than their intrinsic worth. Based on a qualitative assessment of each company's prospects, Institutional Capital then looks for a catalyst that Institutional Capital believes will unlock the stock's unrecognized value. A catalyst may be as simple as a management change or as complex as a fundamentally improved industry outlook. Institutional Capital generally buys only 40 to 50 stocks, which it believes have at least 20% price appreciation potential over the next 18 months for the equity portion of each of such funds' investment portfolio.

European Investments

Institutional Capital selects stocks for the European Value Fund from the universe of large- and mid-size European companies. Proprietary quantitative valuation models determine which of these stocks currently appear to be selling for less than their intrinsic worth. These models


                                         Section 2  How We Manage Your Money  13
consider certain factors including a stock's price-to-earnings ratio, earnings stability and cash flow. Based on a qualitative assessment of each company's prospects, Institutional Capital then looks for a catalyst that it believes will unlock the stock's unrecognized value. A catalyst may be as simple as a management change or a new product launch, or as complex as a fundamentally improved industry outlook. Generally, Institutional Capital chooses only 20 to 30 stocks which it believes have at least 20% price appreciation potential over the next 18 months.

Taxable Fixed-Income Securities

Institutional Capital selects taxable fixed-income securities for the Balanced Stock and Bond Fund based on its general outlook for the fixed-income markets as well as a detailed analysis of expected yield curve changes. Institutional Capital uses proprietary quantitative models and qualitative assessments of top-down economic and market factors to develop an outlook on interest rates. Institutional Capital then analyzes the current shape of the yield curve as well as expected changes under different scenarios. Institutional Capital selects the specific mix of maturities that offer the best balance of current income and capital preservation potential in light of current and expected market conditions.

Municipal Obligations for the Balanced Municipal and Stock Fund

NIAC selects municipal bonds for the Balanced Municipal and Stock Fund based upon its assessment of a bond's relative value in terms of current yield, price, credit quality and future prospects. NIAC is supported by Nuveen's award-winning team of specialized research analysts who review municipal securities available for purchase, monitor the continued creditworthiness of the fund's municipal investments, and analyze economic, political and demographic trends affecting the municipal markets. We utilize these resources to identify municipal bonds with favorable characteristics we believe are not yet recognized by the market. We then select those higher-yielding and undervalued municipal bonds that we believe represent the most attractive values.

Portfolio Turnover

A fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of a fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds anticipate that they may engage in active trading in equity securities. The equity portfolio turnover rate for the Growth and Income Stock Fund, Balanced Stock and Bond Fund and the Balanced Municipal and Stock Fund will generally be between 100% and 200%. The equity portfolio turnover rate for the European Value Fund may exceed 200%. The Balanced Municipal and Stock Fund expects annual municipal portfolio turnover to be significantly less than 75%. The Balanced Stock and Bond Fund anticipates that its annual bond portfolio turnover rate will generally not exceed 75%. A turnover rate of 100% would occur, for example, if the fund sold and replaced securities valued at 100% of its net assets within one year. Active trading would result in the payment by the fund of increased brokerage costs and could result in the payment by shareholders of increased taxes on realized investment gains. Accordingly, active trading may adversely affect the funds' performance.



14  Section 2  How We Manage Your Money

--------------------------------------------------------------------------------
How the Portfolio Manager Has Performed
--------------------------------------------------------------------------------

The charts and tables below illustrate the historical performance of the portfolio manager's investment strategy for the Growth and Income Stock Fund and the Balanced Stock and Bond Fund. The chart and table for the Growth and Income Stock Fund presents the performance of Institutional Capital's Discretionary Equity Composite, which represents all its individually managed accounts (totalling $3.5 billion) that have substantially the same investment objectives and policies as the Growth and Income Stock Fund. The chart and table for the Balanced Stock and Bond Fund presents the performance of Institutional Capital's Balanced Composite, which represents all its individually managed accounts (totalling $224 million) that have substantially the same investment objectives and policies as the Balanced Stock and Bond Fund. Of course, past performance is no indication of future results, and the charts and tables represent performance of managed accounts and not the performance of the funds.



Institutional Capital's Discretionary Equity Composite
Growth of a $10,000 Investment 1/1/76-6/30/00

                         [MOUNTAIN CHART APPEARS HERE]

S&P 500 Index $388,351

S&P/Barra Value Index $362,300

Lipper Large Cap Value Index $336,765

Institutional Capital's Discretionary Equity Composite $297,769

CPI $31,028

              NGIS     S&P 500    S&P Barra/Value    Lipper Large Cap Value Index     CPI
            -------    -------    ---------------    ----------------------------    ------
1Q76          9,425     10,000         10,000                   10,000               10,000
2Q76         10,641     11,773         12,216                   12,107               10,228
2Q77         11,121     11,841         13,621                   12,924               10,931
2Q78         11,469     11,860         13,508                   13,611               11,742
2Q79         12,754     13,481         15,882                   15,502               13,023
2Q80         14,551     15,813         18,446                   17,849               14,887
2Q81         17,022     19,073         21,797                   22,269               16,313
2Q82         17,265     16,875         19,566                   20,562               17,474
2Q83         25,012     27,202         31,043                   31,951               17,924
2Q84         23,254     25,936         31,798                   30,955               18,681
2Q85         29,516     33,965         42,334                   40,736               19,379
2Q86         39,145     46,123         55,713                   55,180               19,714
2Q87         50,269     57,722         70,923                   66,046               20,447
2Q88         52,662     53,736         68,787                   63,027               21,251
2Q89         61,839     64,782         83,783                   74,330               22,348
2Q90         70,725     75,460         89,952                   83,560               23,393
2Q91         79,661     81,043         95,192                   89,197               24,493
2Q92         90,770     91,906        108,191                  101,812               25,251
2Q93        103,553    104,440        128,191                  118,698               26,007
2Q94        108,983    105,908        132,158                  122,317               26,652
2Q95        138,585    133,522        160,318                  149,135               27,465
2Q96        168,639    168,250        200,059                  183,559               28,222
2Q97        229,406    226,638        261,866                  239,302               28,870
2Q98        280,986    294,961        327,638                  295,797               29,355
2Q99        311,977    362,146        381,824                  344,977               29,932
2Q00        297,769    388,351        362,300                  336,765               31,028


Institutional Capital's Discretionary Equity Composite Returns

                          Average Annual Total Returns
                          ----------------------------

                         1-Year     5-Year     10-Year    20-Year
                         ------     ------     -------    -------

On Offer                -10.05%     15.15%     14.78%     15.95%

On NAV                   -4.56%     16.53%     15.46%     16.29%

The managed accounts reflected above are not subject to all of the same investment restrictions, investment inflows and outflows, and distribution requirements as the fund, which affect fund performance. We assumed that an investor paid a maximum Class A sales charge of 5.75% and we deducted from the Composite's gross-of-fee returns the Class A gross operating expenses of 1.34% for the fund's most recent fiscal year. This chart would be different for a Class B, C or R investment because of their different sales charges and operating expenses. The Lipper Large Cap Value Index represents the average annualized returns of the 30 largest funds in the Lipper Large Cap Value Fund Category. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The S&P/Barra Value Index consists of the "value" half of the S&P 500 Index. In this capitalization-weighted index, firms have higher book-to-price ratios and are generally slower growing firms with less potential for returns but lower volatility (relative to the "growth" half). Index returns assume reinvestment of all dividends but do not include any brokerage commissions, sales charges or other fees. This chart does not represent past or future performance of the fund.



                                         Section 2  How We Manage Your Money  15

Institutional Capital's Balanced Composite

Growth of a $10,000 Investment 7/1/79-6/30/00

                         [MOUNTAIN CHART APPEARS HERE]

S&P 500 Index $288,075

S&P/Barra Value Index $228,113

Institutional Capital's Balanced Composite $157,032

Lipper Balanced Fund Index $144,524

CPI $23,825



                                      S&P/Barra    Lipper
          NBSB           S&P 500      Value        Balanced   CPI
          ----------     ---------    ----------   --------   ------
2Q79       9,425         10,000       10,000       10,000     10,000
2Q80      10,764         11,730       11,614       11,248     11,431
2Q81      12,076         14,149       13,724       12,866     12,526
2Q82      12,578         12,518       12,319       12,681     13,418
2Q83      17,908         20,178       19,546       19,319     13,763
2Q84      16,702         19,239       20,020       18,270     14,344
2Q85      21,197         25,195       26,665       24,292     14,881
2Q86      28,101         34,213       35,078       32,288     15,137
2Q87      35,717         42,818       44,655       37,483     15,700
2Q88      37,479         39,861       43,310       36,399     16,318
2Q89      43,160         48,055       52,752       41,573     17,160
2Q90      49,212         55,976       56,636       45,639     17,962
2Q91      55,392         60,117       59,935       49,777     18,807
2Q92      63,211         68,175       68,120       56,802     19,389
2Q93      71,822         77,472       80,712       64,963     19,969
2Q94      73,554         78,561       83,210       65,490     20,465
2Q95      88,053         99,045      100,940       75,650     21,090
2Q96     100,635        124,806      125,962       86,869     21,670
2Q97     124,080        168,118      164,878      104,786     22,168
2Q98     145,130        218,799      206,289      124,081     22,541
2Q99     158,835        268,637      240,406      138,383     22,983
2Q00     157,032        288,075      228,113      144,524     23,825


Institutional Capital's Balanced Composite Returns

                          Average Annual Total Returns

                         1-Year     5-Year     10-Year    20-Year

On Offer                 -6.75%     10.97%     11.66%     14.02%

On NAV                   -1.06%     12.29%     12.32%     14.36%

The managed accounts reflected above are not subject to all of the same investment restrictions, investment inflows and outflows, and distribution requirements as the fund, which affect fund performance. We assumed that an investor paid a maximum Class A sales charge of 5.75% and we deducted from the Composite's gross-of-fee returns the Class A gross operating expenses of 1.20% for the fund's most recent fiscal year. This chart would be different for a Class B, C or R investment because of their different sales charges and operating expenses. The Lipper Balanced Fund Index represents the average annualized returns of the 30 largest funds in the Lipper Balanced Fund Category. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The S&P/Barra Value Index consists of the "value" half of the S&P 500 Index. In this capitalization-weighted index, firms have higher book-to-price ratios and are generally slower growing firms with less potential for returns but lower volatility (relative to the "growth" half). Index returns assume reinvestment of all dividends but do not include any brokerage commissions, sales charges or other fees. This chart does not represent past or future performance of the fund.


--------------------------------------------------------------------------------
What the Risks Are
--------------------------------------------------------------------------------

Risk is inherent in all investing. Investing in a mutual fund - even the most conservative - involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. In addition, the funds' value-oriented investment style may not be successful in realizing the funds' investment objectives. Therefore, before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of these and other risks, you should consider an investment in these funds to be a long-term investment.

Market risk: As mutual funds investing all or a portion of their assets in stocks, the funds are subject to market risk. Market risk is the risk that a particular stock, an industry, or stocks in general may fall in value. The value of your investment in a fund will go up and down with the prices of the securities in which the fund invests. The prices of stocks change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.


16  Section 2  How We Manage Your Money

Foreign investment risk: Securities of foreign issuers (which are limited to 25% of net assets for the Growth and Income Stock Fund, Balanced Stock and Bond Fund and the Balanced Municipal and Stock Fund) present risks beyond those of domestic securities. The prices of foreign securities can be more volatile than U.S. stocks due to such factors as political or economic instability, less publicly available information, exchange rate changes, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

The European Value Fund is focused in the stocks of European Union companies. As a result, the European Value Fund is more susceptible to any single economic, political or regulatory occurence affecting the European Union, is less diversified and is subject to more market risk. In addition, the introduction of a single European currency, the euro, presents additional risks.

Interest rate risk: Because the Balanced Stock and Bond Fund and the Balanced Municipal and Stock Fund also invest in bonds, the funds are subject to interest rate risk. Interest rate risk is the risk that the value of a fund's portfolio will decline because of rising market interest rates (bond prices move in the opposite direction of interest rates). The longer the average maturity (duration) of a fund's portfolio, the greater its interest rate risk.

Income risk: The Balanced Stock and Bond Fund's and the Balanced Municipal and Stock Fund's investment in bonds exposes the funds to income risk. Income risk is the risk that the income from the Balanced Stock and Bond Fund and the Balanced Municipal and Stock Fund will decline because of falling market interest rates. This can result when funds invest the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below a portfolio's current earnings rate.

Credit risk: The Balanced Stock and Bond Fund's and the Balanced Municipal and Stock Fund's investment in bonds also exposes them to credit risk. Credit risk is the risk that an issuer of a bond is unable to meet its obligation to make interest and principal payments due to changing financial or market conditions. Generally, lower rated bonds provide higher current income but are considered to carry greater credit risk than higher rated bonds.

Inflation risk: Like all mutual funds, the funds are subject to inflation risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a fund's assets can decline as can the value of a fund's distributions.

Correlation risk: Although the prices of equity and fixed-income securities often rise and fall at different times so that a fall in the price of one is offset by a rise in the price of the other, in a down market the prices of these securities can also fall in tandem. Because the Balanced Stock and Bond Fund and the Balanced Municipal and Stock Fund invest in stocks and bonds, they are subject to correlation risk.

In addition, with regard to the European Value Fund, the U.S. and European equity markets often rise and fall at different times or by different amounts due to economic or other developments particular to a


                                         Section 2  How We Manage Your Money  17
given country or region. This phenomenon would tend to lower the overall price volatility of a portfolio that included both U.S. and European stocks. Sometimes, however, global trends will cause the U.S. and European markets to move in the same direction, reducing or eliminating the risk reduction benefit of international investing.


--------------------------------------------------------------------------------
How We Manage Risk
--------------------------------------------------------------------------------

Time-tested risk management strategies including broad portfolio diversification, a rigorous sell discipline and defined portfolio allocation ranges are utilized to help protect your capital during periods of market uncertainty or weakness. The Balanced Stock and Bond Fund and the Balanced Municipal and Stock Fund also invest in quality bonds whose steady income and relative price stability can help reduce volatility and stabilize returns in down markets. While these strategies are utilized to control or reduce risk, there is no assurance that they will succeed.

Portfolio Allocation Targets and Ranges

Each fund follows a disciplined asset allocation methodology that keeps your portfolio mix within a defined range over time as market conditions change. The funds have established the following allocation targets and operating ranges for each asset class:

                          Growth and Income      European        Balanced Stock    Balanced Municipal
                             Stock Fund         Value Fund        and Bond Fund     and Stock Fund
                             ----------         ----------        -------------     --------------
                         Target     Range    Target     Range    Target    Range    Target    Range
                         ------     -----    ------     -----    ------    -----    ------    -----
Stocks                     90%     65-100%     90%     65-100%     55%     40-70%     35%     30-50%

Bonds                       -           -       -           -      40%     25-55%     60%     50-70%

Cash Equivalents           10%       0-35%     10%       0-35%      5%      0-20%      5%      0-10%

A fund's Board of Trustees may change the target investment mix and operating ranges for each asset class without shareholder approval. The Balanced Municipal and Stock Fund will not set the minimum allowable allocation for municipal bonds below 50%.

Emphasis on American Depositary Receipts (ADRs)

The European Value Fund buys equity securities of European companies primarily in the form of sponsored ADRs that are traded in U.S. securities markets. Sponsored and exchange-traded ADRs must comply with U.S. Generally Accepted Accounting Principles and the reporting and disclosure requirements of the Securities and Exchange Commission. Furthermore, such ADRs settle within three days through the U.S. clearance system and are not subject to risks caused by the complicated and varied settlement standards that exist for many foreign securities exchanges or to currency risk during a transaction's settlement period.

Investment Limitations

The funds have adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. Each fund may not have more than:

 .    5% in securities of any one issuer, or 10% of the voting securities of that issuer (except for U.S. government securities or for 25% of the fund's total assets);

 .    25% in any one industry (except U.S. government securities and, in the case of the Balanced Municipal and Stock Fund, municipal securities backed by governmental users). For example, as of June 30, 2000, the funds were invested in the following sectors which may comprise multiple industries
     (as a percentage of the funds' stock holdings):



18  Section 2  How We Manage Your Money

Growth and Income                    European
-----------------                    --------
Stock Fund                           Value Fund
----------                           ----------

Consumer Cyclicals         20.3%     Financials                 26.4%
Financials                 17.7%     Consumer Staples           16.8%
Utilities                  14.9%     Utilities                  14.0%
Technology                 11.3%     Consumer Cyclicals         13.2%
Healthcare                 11.0%     Energy                      9.1%
Energy                      8.9%     Capital Goods               8.5%
Consumer Staples            6.0%     Basic Materials             6.9%
Basic Materials             5.4%     Healthcare                  4.4%
Capital Goods               4.4%     Technology                  0.7%
Transportation              0.1%

Balanced Stock and                   Balanced Municipal
------------------                   ------------------
Bond Fund                            and Stock Fund
---------                            --------------

Consumer Cyclicals         20.1%     Consumer Cyclicals         20.2%
Financials                 16.9%     Financials                 16.7%
Utilities                  15.1%     Utilities                  15.0%
Healthcare                 11.5%     Healthcare                 11.6%
Technology                 11.4%     Technology                 11.3%
Energy                      9.2%     Energy                      9.1%
Consumer Staples            6.0%     Consumer Staples            6.1%
Basic Materials             5.5%     Basic Materials             5.5%
Capital Goods               4.2%     Capital Goods               4.4%
Transportation              0.1%     Transportation              0.1%


Please see the Statement of Additional Information for a more detailed discussion of investment limitations.

Hedging and Other Defensive Investment Strategies

Each fund may invest up to 100% of its assets in cash, cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the proportion of a fund's assets invested in an asset category may fall outside its allowable range, and the fund may not achieve its investment objective.

Although these are not principal investment strategies, we may use various investment techniques designed to hedge against changes in the values of securities a fund owns or expects to purchase, to limit the risk of price fluctuations, to preserve capital or to hedge against interest rate changes. These hedging strategies include using financial futures contracts, options on financial futures, or stock index options. To protect against foreign currency exchange rate risk, the European Value Fund may enter into foreign currency hedging transactions, including forward currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts. These strategies may reduce fund returns and will benefit the funds largely to the extent we are able to use them successfully. A fund could lose money on futures transactions or an option can expire worthless.

The Growth and Income Stock Fund's, Balanced Stock and Bond Fund's, and the Balanced Municipal and Stock Fund's approach to equity investing may also provide a measure of protection in adverse markets. The funds focus on stocks primarily of established, well-known companies which generally have been better positioned to weather adverse markets than smaller, less established companies. The funds purchase stocks with low valuations, measured by their relative price-to-earnings ratio. The prices of

Section 2 How We Manage Your Money  19
these types of stocks have often fallen less than more fully valued stocks during market downturns. In addition, the Growth and Income Stock Fund frequently invests a small portion of its portfolio in cash equivalents which can provide a measure of added stability during adverse market conditions. For the Balanced Stock and Bond Fund and the Balanced Municipal and Stock Fund, the funds' allocation to bonds and cash equivalents can also provide a measure of added stability during adverse market conditions.

Portfolio Manager Performance in Down Markets

Over the past 20 years, there have been four periods in which the S&P 500 declined by approximately 10% or more over at least a three-month time period. For the Growth and Income Stock Fund and Balanced Stock and Bond Fund, portfolio manager performance is represented by the applicable fund's Class A returns on net asset value for the third quarter 1998 and by Institutional Capital's Discretionary Equity Composite and Balanced Composite, respectively, for all prior periods. In three out of four of these periods, Institutional Capital's investment strategies provided superior capital protection when compared with the overall market and the applicable Lipper Fund peer group. In the third quarter 1998, however, these strategies did not provide superior relative protection. Of course, past performance does not guarantee future results, and Composite performance does not represent actual fund results. Please see the discussion under "How the Portfolio Manager Has Performed" for a detailed discussion of portfolio manager composite returns and the index returns to which they are compared.

Portfolio Manager Down-Market Performance

                           [BAR CHART APPEARS HERE]

            Institutional Capital's Discretionary Equity Composite

                           2Q81-2Q82       4Q87         3Q90

Institutional Capital
Discretionary Equity
Composite                    0.91%       -10.10%       -7.82%

Lipper Large Cap
Value Index                 -7.52%       -19.55%      -13.41%

S&P 500 Index              -13.47%       -22.63%      -13.78%

                         Growth and Income Stock Fund

                             3Q98

Growth and Income
Stock Fund                 -16.64%

Lipper Large Cap
Value Index                -11.07%

S&P 500 Index               -9.92%

                           [BAR CHART APPEARS HERE]

                           2Q81-2Q82       4Q87         3Q90

Institutional Capital's      3.71%       -9.33%         -6.81%
Balanced Composite

Lipper Balanced
Fund Index                  -0.67%      -13.26%         -8.09%

S&P 500 Index              -13.47%      -22.63%        -13.78%

                         Balanced Stock and Bond Fund

                             3Q98

Balanced Stock
and Bond Fund               -8.51%

Lipper Balanced
Fund Index                  -5.79%

S&P 500 Index               -9.92%


20 Section 2 How We Manage Your Money

Section 3  How You Can Buy and Sell Shares

We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. We offer a number of features for your convenience. Please see the Statement of Additional Information for further details.

--------------------------------------------------------------------------------
What Share Classes We Offer
--------------------------------------------------------------------------------

Class A Shares

You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .25% of your fund's average daily assets which compensates your financial advisor for providing ongoing service to you. Nuveen retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charge for the funds is as follows:

                                                                                       Authorized Dealer
                                       Sales Charge as % of     Sales Charge as % of   Commission as % of
 Amount of Purchase                    Public Offering Price    Net Amount Invested    Public Offering Price
------------------------------------------------------------------------------------------------------------
Less than $50,000                               5.75%                   6.10%                   5.00%

$50,000 but less than $100,000                  4.50%                   4.71%                   4.00%

$100,000 but less than $250,000                 3.75%                   3.90%                   3.25%

$250,000 but less than $500,000                 2.75%                   2.83%                   2.50%

$500,000 but less than $1,000,000               2.00%                   2.04%                   1.75%

$1,000,000 and over                                -/1/                    -                       -/1/

/1/ You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers a commission equal to the sum of 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount over $5 million. Unless the authorized dealer waived the commission, you may be assessed a contingent deferred sales charge ("CDSC") of 1% if you redeem any of your shares within 18 months of purchase. The CDSC is calculated on the lower of your purchase price or your redemption proceeds. You do not pay a CDSC on any Class A shares you purchase by reinvesting dividends.

Class B Shares

You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1% of your fund's average daily assets. The annual .25% service fee compensates your financial advisor for providing ongoing service to you. Nuveen retains the service fee on accounts with no authorized dealer of record. The annual .75% distribution fee compensates Nuveen for paying your financial advisor a 4% up-front sales commission, which includes an advance of the first year's service fee. If you sell your shares within six years of purchase, you will normally pay a CDSC as shown in the schedule below. The CDSC is based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

                                    Section 3 How You Can Buy and Sell Shares 21

Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.


Years Since Purchase       0-1    1-2     2-3    3-4    4-5    5-6    Over 6
CDSC                        5%     4%      4%     3%     2%     1%    None


Class C Shares

You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1% of your fund's average daily assets. The annual .25% service fee compensates your financial advisor for providing ongoing service to you. Nuveen retains the service fee on accounts with no authorized dealer of record. The annual .75% distribution fee reimburses Nuveen for paying your financial advisor an ongoing sales commission. Nuveen advances the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you will normally pay a 1% CDSC based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.

Class R Shares

You may purchase Class R shares only under limited circumstances at the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or ongoing service or distribution fees. Class R shares have lower ongoing expenses than the other classes.

--------------------------------------------------------------------------------
How to Reduce Your Sales Charge
--------------------------------------------------------------------------------

We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.

Class A Sales Charge Reductions

 .    Rights of accumulation
 .    Letter of intent
 .    Group purchase

Class A Sales Charge Waivers

 .    Nuveen Defined Portfolio or Exchange-Traded Fund reinvestment
 .    Retirement plans
 .    Certain employees and directors of Nuveen or employees of authorized dealers
 .    Bank trust departments

Class R Eligibility

 .    Certain employees and directors of Nuveen or employees of authorized dealers
 .    Bank trust departments

In addition, Class A shares at net asset value and Class R shares may be purchased through registered investment advisors, certified financial planners and registered broker-dealers who charge asset-based or

22 Section 3 How You Can Buy and Sell Shares comprehensive "wrap" fees for their services. Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available from your financial advisor or by calling (800) 257-8787. Your financial advisor can also help you prepare any necessary application forms. You or your financial advisor must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.

--------------------------------------------------------------------------------
How to Buy Shares
--------------------------------------------------------------------------------

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange is open for business and normally ends at 4 p.m. New York time. Generally, the Exchange is closed on weekends and national holidays. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price.

Through a Financial Advisor

You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors are paid for ongoing investment advice and services either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial advisor, call (800) 257-8787 and Nuveen can refer you to one in your area.

By Mail

You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. No third party checks will be accepted.

Investment Minimums

The minimum initial investment is $3,000 ($1,000 for a Traditional/Roth IRA account; $500 for an Education IRA account; $50 through systematic investment plan accounts) and may be lower for accounts opened through certain fee-based programs. Subsequent investments must be in amounts of $50 or more. The funds reserve the right to reject purchase orders and to waive or increase the minimum investment requirements.

--------------------------------------------------------------------------------
Systematic Investing
--------------------------------------------------------------------------------

Systematic investing allows you to make regular investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account (simply complete the appropriate application). The minimum automatic deduction is $50 per month. There is no charge to participate in each fund's systematic invesment plan. You can stop the deductions at any time by notifying your fund in writing. To do this, simply complete the appropriate

                                    Section 3 How You Can Buy and Sell Shares 23
section of the account application form or submit an Account Update Form.

From Your Bank Account

You can make systematic investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account.

From Your Paycheck

With your employer's consent, you can make systematic investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct monies from your paycheck.

Systematic Exchanging

You can make systematic investments by authorizing Nuveen to exchange shares from one Nuveen mutual fund account into another identically registered Nuveen account of the same share class.

One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time and does not assure that you will profit.

--------------------------------------------------------------------------------
Systematic Withdrawal
--------------------------------------------------------------------------------

If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services-Fund Direct" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in a fund's systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

--------------------------------------------------------------------------------
Special Services
--------------------------------------------------------------------------------

To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

Exchanging Shares

You may exchange fund shares into an identically registered account at any time for an appropriate class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.

24 Section 3 How You Can Buy and Sell Shares

The exchange privilege is not intended to allow you to use a fund for short-term trading. Because excessive exchanges may interfere with portfolio management, raise fund operating expenses or otherwise have an adverse effect on other shareholders, each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.

The funds may change or cancel their exchange policy at any time upon 60 days' notice. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax advisor about the tax consequences of exchanging your shares.

Fund Direct/SM/

The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You may also have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial advisor can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.

Reinstatement Privilege

If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.

--------------------------------------------------------------------------------
How to Sell Shares
--------------------------------------------------------------------------------

You may sell (redeem) your shares on any business day. You will receive the share price next determined after Nuveen has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten business days from your purchase date. While the funds do not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, each fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.

                                    Section 3 How You Can Buy and Sell Shares 25

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.

An Important Note About Involuntary Redemption

From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The funds presently have set a minimum balance of $100 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.


Through Your Financial Advisor

You may sell your shares through your financial advisor who can prepare the necessary documentation. Your financial advisor may charge for this.

By Telephone

If you have authorized telephone redemption privileges, you can redeem your shares by calling (800) 257-8787. Telephone redemptions are not available if you own shares in certificate form and may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.

By Mail

You can sell your shares at any time by sending a written request to the appropriate fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. Your request must include the following information:

 .    The fund's name;
 .    Your name and account number;
 .    The dollar or share amount you wish to redeem;
 .    The signature of each owner exactly as it appears on the account;
 .    The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);
 .    The address where you want your redemption proceeds sent (if other than the address of record);
 .    Any certificates you have for the shares; and
 .    Any required signature guarantees.

We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by a fund. A notary public cannot provide a signature guarantee.

Redemptions In-Kind

The funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the funds may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

26 Section 3 How You Can Buy and Sell Shares

Section 4  General Information

To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies, as well.

--------------------------------------------------------------------------------
Dividends, Distributions and Taxes
--------------------------------------------------------------------------------

Payment and Reinvestment Options

The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen mutual fund. For further information, contact your financial advisor or call Nuveen at (800) 257-8787.

Foreign Income Tax Considerations

Investment income that the funds receive from their foreign investments may be subject to foreign income taxes, which generally will reduce fund distributions. However, the U.S. has entered into tax treaties with many foreign countries that may entitle you to certain tax benefits.

Taxes and Tax Reporting

The funds will make distributions that may be taxed as ordinary income or capital gains (which may be taxable at different rates, depending on the length of time a fund holds its assets). Dividends from a fund's long-term capital gains are taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. Because the Balanced Municipal and Stock Fund invests in municipal bonds, certain dividends you receive will be exempt from regular federal income tax. All or a portion of these dividends, however, may be subject to state and local taxes or to the federal alternative minimum tax (AMT). The tax you pay on a given capital gains distribution depends generally on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares. Dividends generally do not qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains, including any percentage of your fund dividends attributable to municipal obligations, that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly at the fund, Nuveen will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is generally same as a sale.

Please note that if you do not furnish your fund with your correct Social Security number or employer identification number, federal law requires

                                                Section 4 General Information 27
the fund to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 31%.

Please consult the Statement of Additional Information and your tax advisor for more information about taxes.

Buying or Selling Shares Close to a Record Date

Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income earned but not yet distributed by the fund.

Distribution Schedule

                                        Tax-Free Dividends     Taxable Dividends     Capital Gains
Growth and Income Stock Fund            None                   Annually              Annually
European Value Fund                     None                   Annually              Annually
Balanced Stock and Bond Fund            None                   Quarterly             Annually
Balanced Municipal and Stock Fund       Monthly                Annually              Annually

--------------------------------------------------------------------------------
Distribution and Service Plans
--------------------------------------------------------------------------------

Nuveen serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan in accordance with Rule 12b-1 under the Investment Company Act of 1940. (See "How You Can Buy and Sell Shares" for a description of the distribution and service fees paid under this plan.)

Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate authorized dealers, including Nuveen, for providing ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Nuveen periodically undertakes sales promotion programs with authorized dealers and may pay them the full applicable sales charge as a commission. In addition, Nuveen may provide support at its own expense to authorized dealers in connection with sales meetings, seminars,

28 Section 4 General Information
prospecting seminars and other events at which Nuveen presents its products and services. Under certain circumstances, Nuveen also will share with authorized dealers up to half the costs of advertising that features the products and services of both parties. The Statement of Additional Information contains further information about these programs.

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------

The price you pay for your shares is based on the fund's net asset value per share which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for each class of each fund by taking the value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Trustees or its delegate.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity securities are valued at the last sales price that day. Common stocks and other equity securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. The prices of fixed-income securities are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal bonds), the pricing service establishes fair value based on prices of comparable securities. In addition, if it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the funds, or its designee, may establish a fair value for the security. See the Statement of Additional Information for details.

--------------------------------------------------------------------------------
Fund Service Providers
--------------------------------------------------------------------------------

The custodian of the assets of the funds is The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004-2413. Chase also provides certain accounting services to the funds. The funds' transfer, shareholder services and dividend paying agent, Chase Global Funds Services Company, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

                                                Section 4 General Information 29

Section 5  Financial Highlights

The financial highlights table is intended to help you understand a fund's financial performance for the period of the fund's operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the funds' financial statements, are included in the Statement of Additional Information and annual report, which are available upon request.

--------------------------------------------------------------------------------
Nuveen Growth and Income Stock Fund
--------------------------------------------------------------------------------

Class
(Inception
Date)
                                            Investment Operations                      Less Distributions
                                   ---------------------------------------    ----------------------------------
                                                           Net
                                                      Realized
                                                           and
Year                  Beginning           Net       Unrealized                       Net
Ended                 Net Asset    Investment       Investment                Investment     Capital
June 30,                  Value        Income      Gain (Loss)       Total        Income       Gains       Total
----------------------------------------------------------------------------------------------------------------
Class A (8/96)
     2000                $27.07          $.22          $(1.62)     $(1.40)        $(.25)     $(1.07)     $(1.32)
     1999                 26.50           .19            2.64        2.83          (.04)      (2.22)      (2.26)
     1998                 24.01           .26            4.55        4.81          (.25)      (2.07)      (2.32)
     1997(c)**            17.96           .30            6.18        6.48          (.20)       (.23)       (.43)

Class B (8/96)
     2000                 26.87           .03           (1.60)      (1.57)         (.06)      (1.07)      (1.13)
     1999                 26.47           .01            2.61        2.62             -       (2.22)      (2.22)
     1998                 24.00           .10            4.51        4.61          (.07)      (2.07)      (2.14)
     1997(c)**            17.97           .21            6.13        6.34          (.08)       (.23)       (.31)

Class C (8/96)
     2000                 26.84           .03           (1.61)      (1.58)         (.06)      (1.07)      (1.13)
     1999                 26.43           .01            2.62        2.63             -       (2.22)      (2.22)
     1998                 23.98           .10            4.49        4.59          (.07)      (2.07)      (2.14)
     1997(c)**            17.97           .21            6.11        6.32          (.08)       (.23)       (.31)

Class R (8/96)
     2000                 27.14           .28           (1.62)      (1.34)         (.32)      (1.07)      (1.39)
     1999                 26.52           .24            2.67        2.91          (.07)      (2.22)      (2.29)
     1998                 24.02           .32            4.56        4.88          (.31)      (2.07)      (2.38)
     1997(c)**            17.96           .30            6.24        6.54          (.25)       (.23)       (.48)

                                                                  Ratios/Supplemental Data
                                                       ----------------------------------------------
                                                                            Ratio of Net
                                                                  Ratio of    Investment
                         Ending                       Ending      Expenses        Income
                            Net                          Net    to Average    to Average   Portfolio
                          Asset           Total       Assets           Net           Net    Turnover
                          Value       Return(a)        (000)     Assets(b)     Assets(b)        Rate
-----------------------------------------------------------------------------------------------------
Class A (8/96)
     2000                $24.35         (5.33)%     $669,651         1.30%          .85%        155%
     1999                 27.07         12.37        793,546         1.24           .76         134
     1998                 26.50         21.59        790,063         1.20          1.04         131
     1997(c)**            24.01         36.30        616,209         1.20*         1.53*        110

Class B (8/96)
     2000                 24.17         (5.97)        93,275         2.06           .11         155
     1999                 26.87         11.52         95,174         1.99           .03         134
     1998                 26.47         20.70         71,909         1.95           .38         131
     1997(c)**            24.00         35.37         10,664         1.95*         1.03*        110

Class C (8/96)
     2000                 24.13         (5.97)        55,303         2.07           .09         155
     1999                 26.84         11.58         41,071         1.98           .04         134
     1998                 26.43         20.63         21,426         1.95           .39         131
     1997(c)**            23.98         35.26          3,630         1.95*         1.04*        110

Class R (8/96)
     2000                 24.41         (5.13)        17,604         1.06          1.09         155
     1999                 27.14         12.71         16,904          .99          1.00         134
     1998                 26.52         21.91         18,335          .95          1.26         131
     1997(c)**            24.02         36.65         15,647          .95*         1.56*        110
-----------------------------------------------------------------------------------------------------

*    Annualized.

** All per share amounts reflect a December 18, 1996, stock split of 1.113830, 1.112700, 1.112700 and 1.113806 shares, respectively, for each share of Class A, B, C and R.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2000 are 1.30%, 2.05%, 2.05% and 1.05% for classes A,B, C, and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2000 are .86%, .12%, .10% and 1.10% for classes A, B, C and R, respectively.

(c)  From commencement of class operations as noted.

30 Section 5 Financial Highlights

--------------------------------------------------------------------------------
Nuveen European Value Fund
--------------------------------------------------------------------------------

Class
(Inception
Date)
                                             Investment Operations                    Less Distributions
                                   ---------------------------------------     ----------------------------------
                                                           Net
                                                      Realized
                                                           and                                                        Ending
Year                  Beginning           Net       Unrealized                       Net                                 Net
Ended                 Net Asset    Investment       Investment                Investment     Capital                   Asset
June 30,                  Value        Income      Gain (Loss)       Total        Income       Gains       Total       Value
-----------------------------------------------------------------------------------------------------------------------------
Class A (5/98)
     2000                $20.17          $.18            $3.28       $3.46        $(.18)      $(.11)      $(.29)      $23.34
     1999                 19.86           .22             .10          .32         (.01)          -        (.01)       20.17
     1998 (c)             20.00           .02            (.14)        (.12)        (.02)          -        (.02)       19.86

Class B (5/98)
     2000                 20.04           .01            3.26         3.27         (.03)       (.11)       (.14)       23.17
     1999                 19.87           .04             .13          .17            -           -           -        20.04
     1998 (c)             20.00           .03            (.15)        (.12)        (.01)          -        (.01)       19.87

Class C (5/98)
     2000                 20.04           .01            3.25         3.26         (.03)       (.11)       (.14)       23.16
     1999                 19.87           .07             .10          .17            -           -           -        20.04
     1998 (c)             20.00           .01            (.13)        (.12)        (.01)          -        (.01)       19.87

Class R (5/98)
     2000                 20.21           .24            3.29         3.53         (.24)       (.11)       (.35)       23.39
     1999                 19.87           .23             .13          .36         (.02)          -        (.02)       20.21
     1998 (c)             20.00           .03            (.13)        (.10)        (.03)          -        (.03)       19.87
-----------------------------------------------------------------------------------------------------------------------------

                                                           Ratios/Supplemental Data
                                                ----------------------------------------------
                                                                      Ratio of Net
                                                            Ratio of    Investment
                                                Ending      Expenses        Income
                                                   Net    to Average    to Average   Portfolio
                                    Total       Assets           Net           Net    Turnover
                                Return(a)        (000)     Assets(b)     Assets(b)        Rate
-----------------------------------------------------------------------------------------------
Class A (5/98)
     2000                         $17.22%       $3,373         1.56%          .80%        281%
     1999                           1.63         3,277         1.55          1.15         230
     1998 (c)                       (.59)          102         1.55*         1.33*          5

Class B (5/98)
     2000                          16.34         3,518         2.31           .03         281
     1999                            .86         3,130         2.30           .19         230
     1998 (c)                       (.60)          335         2.30*         1.59*          5

Class C (5/98)
     2000                          16.29           868         2.31           .05         281
     1999                            .86           711         2.30           .34         230
     1998 (c)                       (.60)           42         2.30*          .60*          5

Class R (5/98)
     2000                          17.44         5,395         1.31          1.06         281
     1999                           1.86         4,135         1.30          1.20         230
     1998 (c)                       (.52)        3,240         1.30*         1.75*          5
-----------------------------------------------------------------------------------------------

*    Annualized.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b) After expense reimbursement by the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2000 are 1.55%, 2.30%, 2.30% and 1.30% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2000 are .81%, .04%, .06% and 1.07% for classes A, B, C and R, respectively.

(c)  From commencement of class operations as noted.

                                               Section 5 Financial Highlights 31

--------------------------------------------------------------------------------
Nuveen Balanced Stock and Bond Fund
--------------------------------------------------------------------------------

Class
(Inception
Date)
                                             Investment Operations                     Less Distributions
                                   ---------------------------------------    ----------------------------------
                                                           Net
                                                      Realized
                                                           and                                                        Ending
Year                  Beginning           Net       Unrealized                       Net                                 Net
Ended                 Net Asset    Investment       Investment                Investment     Capital                   Asset
June 30,                  Value        Income      Gain (Loss)       Total        Income       Gains       Total       Value
-----------------------------------------------------------------------------------------------------------------------------
Class A (8/96)
     2000                $27.18          $.69          $(1.02)      $(.33)        $(.70)      $(.95)     $(1.65)      $25.20
     1999                 26.39           .58            1.93        2.51          (.57)      (1.15)      (1.72)       27.18
     1998                 23.84           .77            3.11        3.88          (.76)       (.57)      (1.33)       26.39
     1997 (c)             20.00           .70            3.66        4.36          (.42)       (.10)       (.52)       23.84

Class B (8/96)
     2000                 27.18           .50           (1.02)       (.52)         (.51)       (.95)      (1.46)       25.20
     1999                 26.39           .39            1.93        2.32          (.38)      (1.15)      (1.53)       27.18
     1998                 23.84           .59            3.10        3.69          (.57)       (.57)      (1.14)       26.39
     1997 (c)             20.00           .46            3.75        4.21          (.27)       (.10)       (.37)       23.84

Class C (8/96)
     2000                 27.19           .50           (1.02)       (.52)         (.51)       (.95)      (1.46)       25.21
     1999                 26.39           .40            1.93        2.33          (.38)      (1.15)      (1.53)       27.19
     1998                 23.84           .59            3.10        3.69          (.57)       (.57)      (1.14)       26.39
     1997 (c)             20.00           .53            3.68        4.21          (.27)       (.10)       (.37)       23.84

Class R (8/96)
     2000                 27.18           .76           (1.03)       (.27)         (.77)       (.95)      (1.72)       25.19
     1999                 26.39           .65            1.93        2.58          (.64)      (1.15)      (1.79)       27.18
     1998                 23.84           .83            3.11        3.94          (.82)       (.57)      (1.39)       26.39
     1997 (c)             20.00           .61            3.80        4.41          (.47)       (.10)       (.57)       23.84
-----------------------------------------------------------------------------------------------------------------------------
                                                           Ratios/Supplemental Data
                                                ------------------------------------------------
                                                                      Ratio of Net
                                                            Ratio of    Investment
                                                Ending      Expenses        Income
                                                   Net    to Average    to Average   Portfolio
                                    Total       Assets           Net           Net    Turnover
                                Return(a)        (000)     Assets(b)     Assets(b)        Rate
------------------------------------------------------------------------------------------------
Class A (8/96)
     2000                          (1.23)%     $52,470          1.21%         2.66%         81%
     1999                          10.21        67,512          1.19          2.27          96
     1998                          16.71        69,614          1.10          3.06          86
     1997 (c)                      22.04        56,686          1.10*         3.39*         52

Class B (8/96)
     2000                          (1.97)       11,200          1.96          1.92          81
     1999                           9.39        12,856          1.94          1.54          96
     1998                          15.86        10,356          1.85          2.32          86
     1997 (c)                      21.26           646          1.85*         2.23*         52

Class C (8/96)
     2000                          (1.93)        6,620          1.96          1.93          81
     1999                           9.39         7,142          1.94          1.54          96
     1998                          15.86         4,142          1.85          2.31          86
     1997 (c)                      21.26           980          1.85*         2.53*         52

Class R (8/96)
     2000                          (1.02)        4,625           .96          2.91          81
     1999                          10.48         4,445           .94          2.53          96
     1998                          16.99         3,413           .85          3.32          86
     1997 (c)                      22.31         6,052           .85*         3.12*         52
------------------------------------------------------------------------------------------------

*    Annualized.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2000 are 1.20%, 1.95%, 1.95% and .95% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2000 are 2.67%, 1.93%, 1.93% and 2.92% for classes A, B, C and R, respectively.

(c)  From commencement of class operations as noted.

32 Section 5 Financial Highlights

--------------------------------------------------------------------------------
Nuveen Balanced Municipal and Stock Fund
--------------------------------------------------------------------------------

Class
(Inception
Date)
                                             Investment Operations                   Less Distributions
                                   ---------------------------------------    ----------------------------------
                                                           Net
                                                      Realized
                                                           and                                                        Ending
Year                  Beginning           Net       Unrealized                       Net                                 Net
Ended                 Net Asset    Investment       Investment                Investment     Capital                   Asset
June 30,                  Value        Income      Gain (Loss)       Total        Income       Gains       Total       Value
-----------------------------------------------------------------------------------------------------------------------------
Class A (8/96)
     2000                $25.45          $.74           $(.96)      $(.22)        $(.81)      $(.11)      $(.92)      $24.31
     1999                 25.46           .62             .70        1.32          (.65)       (.68)      (1.33)       25.45
     1998                 23.11           .67            2.66        3.33          (.61)       (.37)       (.98)       25.46
     1997 (c)             20.00           .56            3.02        3.58          (.42)       (.05)       (.47)       23.11

Class B (8/96)
     2000                 25.65           .57            (.97)       (.40)         (.44)       (.11)       (.55)       24.70
     1999                 25.53           .46             .68        1.14          (.34)       (.68)      (1.02)       25.65
     1998                 23.11           .49            2.67        3.16          (.37)       (.37)       (.74)       25.53
     1997 (c)             20.00           .40            3.04        3.44          (.28)       (.05)       (.33)       23.11

Class C (8/96)
     2000                 25.63           .57            (.97)       (.40)         (.44)       (.11)       (.55)       24.68
     1999                 25.51           .45             .69        1.14          (.34)       (.68)      (1.02)       25.63
     1998                 23.10           .49            2.66        3.15          (.37)       (.37)       (.74)       25.51
     1997 (c)             20.00           .40            3.03        3.43          (.28)       (.05)       (.33)       23.10

Class R (8/96)
     2000                 25.33           .80            (.96)       (.16)         (.93)       (.11)      (1.04)       24.13
     1999                 25.39           .68             .71        1.39          (.77)       (.68)      (1.45)       25.33
     1998                 23.11           .72            2.66        3.38          (.73)       (.37)      (1.10)       25.39
     1997 (c)             20.00           .61            3.03        3.64          (.48)       (.05)       (.53)       23.11
-----------------------------------------------------------------------------------------------------------------------------
                                                           Ratios/Supplemental Data
                                                ----------------------------------------------
                                                                      Ratio of Net
                                                            Ratio of    Investment
                                                Ending      Expenses        Income
                                                   Net    to Average    to Average   Portfolio
                                    Total       Assets           Net           Net    Turnover
                                Return(a)        (000)     Assets(b)     Assets(b)        Rate
----------------------------------------------------------------------------------------------
Class A (8/96)
     2000                           (.83)%    $ 93,400         1.21%         3.01%         53%
     1999                           5.49       123,917         1.19          2.52          52
     1998                          14.71       117,005         1.10          2.73          87
     1997 (c)                      18.05        79,952         1.10*         2.79*         32

Class B (8/96)
     2000                          (1.57)       45,779         1.96          2.26          53
     1999                           4.71        52,718         1.94          1.83          52
     1998                          13.91        32,384         1.85          1.96          87
     1997 (c)                      17.32         2,051         1.85*         1.99*         32

Class C (8/96)
     2000                          (1.57)       14,837         1.96          2.27          53
     1999                           4.71        20,498         1.94          1.80          52
     1998                          13.87        14,908         1.85          1.97          87
     1997 (c)                      17.27         1,559         1.85*         1.97*         32

Class R (8/96)
     2000                           (.64)        1,111          .96          3.26          53
     1999                           5.81         1,182          .94          2.76          52
     1998                          14.94         1,353          .85          2.99          87
     1997 (c)                      18.38         6,963          .85*         3.16*         32
----------------------------------------------------------------------------------------------

*    Annualized.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2000 are 1.20%, 1.95%, 1.95% and .95% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2000 are 3.02%, 2.27%, 2.28% and 3.26% for classes A, B, C and R, respectively.

(c)  From commencement of class operations as noted.

                                               Section 5 Financial Highlights 33

NUVEEN
     Investments


        Nuveen Investments
        333 West Wacker Drive
        Chicago, IL 60606-1286

        (800) 257-8787

        www.nuveen.com


Nuveen Mutual Funds

Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

Growth

International Growth Fund
Innovation Fund
Nuveen Rittenhouse Growth Fund

Growth and Income

Growth and Income Stock Fund
European Value Fund
Balanced Stock and Bond Fund

Balanced Municipal and Stock Fund

Income

Income Fund

Floating Rate Fund/1/

Tax-Free Income

National Municipal Bond Funds

High Yield
Long-term
Insured Long-term
Intermediate-term
Limited-term

State Municipal Bond Funds

Arizona          Louisiana           North Carolina
California/2/    Maryland            Ohio
Colorado         Massachusetts/2/    Pennsylvania
Connecticut      Michigan            Tennessee
Florida          Missouri            Virginia
Georgia          New Jersey          Wisconsin
Kansas           New Mexico
Kentucky         New York/2/

Cash Reserves

Money Market Fund
Municipal Money Market Fund
California Tax-Exempt Money Market Fund
New York Tax-Exempt Money Market Fund

Several additional sources of information are available to you, including the codes of ethics adopted by the funds, Nuveen and NIAC. The Statement of Additional Information ("SAI"), incorporated by reference into this prospectus, contains detailed information on the policies and operation of the funds included in this prospectus. Additional information about the funds' investments is available in the funds' annual and semi-annual reports to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year. Call Nuveen at (800) 257-8787 to request a free copy of any of these materials or other fund information; or ask your financial advisor for copies.

You may also obtain this and other fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549. The funds' Investment Company file number is 811-07619.

1. This is a continuously-offered closed-end interval fund. As such, redemptions are only available during quarterly repurchase periods. See fund prospectus for additional information.

2.   Long-term and insured long-term portfolios.

Statement of Additional Information
October 27, 2000
Nuveen Investment Trust
333 West Wacker Drive
Chicago, Illinois 60606

NUVEEN GROWTH AND INCOME STOCK FUND
NUVEEN EUROPEAN VALUE FUND
NUVEEN BALANCED STOCK AND BOND FUND
NUVEEN BALANCED MUNICIPAL AND STOCK FUND

This Statement of Additional Information is not a prospectus. A prospectus may be obtained without charge from certain securities representatives, banks and other financial institutions that have entered into sales agreements with Nuveen Investments ("Nuveen"), or from a Fund, by written request to the appli-cable Fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186, or by calling 800-257-8787. This Statement of Addi-tional Information relates to, and should be read in conjunction with, the Pro-spectus for the Funds. The Prospectus for the Funds is dated October 27, 2000.

Table of Contents                                                         Page
------------------------------------------------------------------------------
General Information                                                        B-2
------------------------------------------------------------------------------
Investment Policies and Restrictions                                       B-2
------------------------------------------------------------------------------
Investment Policies and Techniques                                         B-5
------------------------------------------------------------------------------
Management                                                                B-27
------------------------------------------------------------------------------
Fund Manager and Sub-Adviser                                              B-34
------------------------------------------------------------------------------
Portfolio Transactions                                                    B-36
------------------------------------------------------------------------------
Net Asset Value                                                           B-38
------------------------------------------------------------------------------
Tax Matters                                                               B-40
------------------------------------------------------------------------------
Performance Information                                                   B-47
------------------------------------------------------------------------------
Additional Information on the Purchase and Redemption of Fund Shares and
 Shareholder Programs                                                     B-56
------------------------------------------------------------------------------
Distribution and Service Plans                                            B-69
------------------------------------------------------------------------------
Independent Public Accountants, Custodian and Transfer Agent              B-71
------------------------------------------------------------------------------
Financial Statements                                                      B-71
------------------------------------------------------------------------------
General Trust Information                                                 B-71
------------------------------------------------------------------------------
Appendix A--Ratings of Investments                                         A-1
------------------------------------------------------------------------------

The audited financial statements for each Fund's most recent fiscal year appear in the Funds' Annual Reports, which are incorporated herein by reference. The Annual Reports accompany this Statement of Additional Information.

                              GENERAL INFORMATION

Nuveen Growth and Income Stock Fund ("Growth/Income Fund"), Nuveen European Value Fund ("European Value Fund"), Nuveen Balanced Stock and Bond Fund ("Stock/Bond Fund") and Nuveen Balanced Municipal and Stock Fund ("Muni/Stock Fund") (individually a "Fund" and collectively the "Funds") are series of the Nuveen Investment Trust (the "Trust"), an open-end diversified management se-ries investment company organized as a Massachusetts business trust on May 6, 1996. Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own objectives and policies. Currently, four series of the Trust are authorized and outstanding.

Certain matters under the Investment Company Act of 1940, which must be submit-ted to a vote of the holders of the outstanding voting securities of a series company, shall not be deemed to have been effectively acted upon unless ap-proved by the holders of a majority of the outstanding voting securities of each series affected by such matter.

                    INVESTMENT POLICIES AND RESTRICTIONS

Investment Restrictions
The investment objective and certain fundamental investment policies of each Fund are described in the Prospectus for that Fund. A Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of the Fund:

(1) With respect to 75% of its total assets, purchase the securities of any is-suer (except securities issued or guaranteed by the United States government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the Fund's total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that is-suer.

(2) Borrow money, except that the Fund may (i) borrow money from banks for tem-porary or emergency purposes (but not for leverage or the purchase of invest-ments) and (ii) engage in other transactions permissible under the Investment Company Act of 1940 that may involve a borrowing (such as obtaining such short-term credits as are necessary for the clearance of transactions, engaging in delayed- delivery transactions, or purchasing certain futures and options), provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

(3) Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Se-curities Act of 1933 in connection with the purchase and sale of portfolio se-curities.

(4) Make loans to other persons, except through (i) the purchase of debt secu-rities permissible under the Fund's investment policies, (ii) repurchase agree-ments, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

(5) Purchase or sell physical commodities unless acquired as a result of own-ership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative in-struments, or from investing in securities or other instruments backed by physical commodities).

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(7) Issue senior securities, except as permitted under the Investment Company Act of 1940.

(8) Purchase the securities of any issuer if, as a result, 25% or more of the Fund's total assets would be invested in the securities of issuers whose prin-cipal business activities are in the same industry (except that this restric-tion shall not be applicable to securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof and, in the case of the Muni/Stock Fund to Municipal Obligations, other than those Municipal Obliga-tions backed only by the assets and revenues of non-governmental users).

The foregoing restrictions and limitations will apply only at the time of pur-chase of securities, and the percentage limitations will not be considered vi-olated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

For the purpose of applying the limitation set forth in restriction (1) above to Municipal Obligations an issuer shall be deemed the sole issuer of a secu-rity when its assets and revenues are separate from other governmental enti-ties and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computa-tion of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facili-ty, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a Municipal Obligation is insured by bond insurance, it shall not be considered a security that is is-sued or guaranteed by the insurer; instead, the issuer of such Municipal Obli-gation will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the assets of the Muni/Stock Fund that may be invested in Municipal Obligations insured by any given insurer.

The foregoing fundamental investment policies, together with the investment objective of each of the Growth/Income Fund, the European Value Fund, the Stock/Bond Fund and the Muni/Stock Fund, and certain other policies specifi-cally identified in the prospectus, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the Investment Company Act of 1940, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. A Fund may not:

(1) Sell securities short, unless the Fund owns or has the right to obtain se-curities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing se-curities on margin.

(3) Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of the borrowing or investment.

(4) Purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions there-
of) if, as a result, more than 5% of its net assets would be invested in the securities of issuers that, including predecessors or unconditional guarantors, have a record of less than three years of continuous operation. This policy does not apply to the European Value Fund or to securities of pooled investment vehicles or mortgage or asset-backed securities.

(5) Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 and applicable state law.

(6) Enter into futures contracts or related options if more than 30% of the Fund's net assets would be represented by futures contracts or more than 5% of the Fund's net assets would be committed to initial margin deposits and premi-ums on futures contracts and related options.

(7) Invest in direct interests in oil, gas or other mineral exploration pro-grams or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

(8) Purchase securities when borrowings exceed 5% of its total assets. If due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its invest-ments at a time when it may be disadvantageous to do so.

(9) Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund's net assets would be invested in illiquid securities.

                    INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Funds' investment objectives, policies, and techniques that are described in the Prospectus for each Fund.

Investment in Municipal Obligations

Portfolio Investments
Except to the extent the Muni/Stock Fund invests in temporary investments as described below, all of the Muni/Stock Fund's investments in Municipal Obliga-tions will be comprised of tax-exempt Municipal Obligations that are either (1) rated, at the time of purchase, within the four highest grades (Baa or BBB or better) by Moody's Investors Service, Inc. ("Moody's") or by Standard & Poor's Ratings Group ("S&P") or (2) unrated but which, in the opinion of Nuveen Insti-tutional Advisory Corp. ("NIAC"), have credit characteristics equivalent to, and will be of comparable quality to, Municipal Obligations so rated; provided, however, that not more than 20% of the Muni/Stock Fund's investments in Munici-pal Obligations, may be in such unrated bonds. The foregoing policies are fun-damental policies of the Muni/Stock Fund. Municipal Securities rated Baa or BBB are considered "investment grade" securities; Municipal Securities rated Baa are considered medium grade obligations which lack outstanding investment char-acteristics and in fact have speculative characteristics as well, while Munici-pal Securities rated BBB are regarded as having an adequate capacity to pay principal and interest. Municipal Securities rated AAA in which the Fund may invest may have been so rated on the basis of the existence of insurance guar-anteeing the timely payment, when due, of all principal and interest. A general description of Moody's and S&P's ratings is set forth in Appendix A hereto. The ratings of Moody's and S&P represent their opinions as to the quality of the Municipal Securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Municipal Securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

The foregoing policies as to rating of investments in securities will apply only at the time of the purchase of a security, and the Fund will not be re-quired to dispose of securities in the event Moody's or S&P downgrades its as-sessment of the credit characteristics of a particular issuer.

The municipal portfolio manager of the Muni/Stock Fund pursues a value oriented approach for selecting municipal securities by seeking to identify underrated or undervalued Municipal Obligations. Underrated Municipal Obligations are those whose ratings do not, in NIAC's opinion, reflect their true value. Such Municipal Obligations may be underrated because of the time that has elapsed since their rating was assigned or reviewed, or because of positive factors that may not have been fully taken into account by rating agencies, or for other similar reasons. Municipal Obligations that are undervalued or that rep-resent undervalued municipal market sectors are Municipal Obligations that, in NIAC's opinion, are worth more than the value assigned to them in the market-place. Municipal Obligations of particular types or purposes (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issu-
er) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal Obligations of the market sector for reasons that do not apply to the particular Municipal Obligations that are con-sidered undervalued. The Muni/Stock Fund's investment in underrated or under-valued Municipal Obligations will be based on NIAC's belief that their prices should ultimately reflect their true value.

The Muni/Stock Fund has not established any limit on the percentage of its portfolio of investments that may be invested in Municipal Obligations subject to the alternative minimum tax provisions of Federal tax law. Consequently, a substantial portion of the current income produced by the Fund may be includable in alternative minimum taxable income. Special considerations apply to corporate investors. See "Tax Matters."

Also included within the general category of Municipal Obligations described in the Muni/Stock Fund Prospectus are participations in lease obligations or in-stallment purchase contract obligations (hereinafter collectively called "Mu-nicipal Lease Obligations") of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the mu-nicipality for which the municipality's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the Municipal Lease Obliga-tion. However, certain Municipal Lease Obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or re-leasing of the property might prove difficult. The Muni/Stock Fund will seek to minimize these risks by not investing more than 20% of the assets allocated to investments in Municipal Obligations in Municipal Lease Obligations that con-tain "non-appropriation" clauses, and by only investing in those "non-appropri-ation" Municipal Lease Obligations where (1) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality, (2) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated, (3) the lease obligor has maintained good market acceptability in the past, and (4) the investment is of a size that will be attractive to institutional investors.

During temporary defensive periods (e.g., times when, in NIAC's opinion, the ability of the Muni/Stock Fund to meet its long-term investment objectives and preserve the asset value of a Fund may be adversely affected by significant ad-verse market, economic, political, or other circumstances), and in order to keep cash on hand fully invested, the Fund may invest any percentage of its as-sets in temporary investments. Temporary investments may be either tax-exempt or taxable. To the extent the Muni/Stock Fund invests in taxable temporary in-vestments, the Fund will not at such times be in a position to achieve that portion of its investment objective of seeking income exempt from federal in-come tax. For further information, see "Cash Equivalents and Short-Term Invest-ments" below.

Obligations of issuers of Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obliga-tions of such issuers may become subject to the laws enacted in the future by

Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

Cash Equivalents and Short-Term Investments

Short-Term Taxable Fixed Income Securities
The Growth/Income Fund and the European Value Fund may invest up to 35% of their total assets, and for temporary defensive purposes or to keep cash on hand fully invested up to 100% of their total assets, in cash equivalents and short-term taxable fixed income securities from issuers having a long-term rat-ing of at least A or higher by S&P, Moody's or Fitch, or A- or higher by Duff & Phelps, Inc. ("D&P") (and for the European Value Fund only, any other securi-ties determined by the portfolio manager to be of comparable quality) and hav-ing a maturity of one year or less. The Stock/Bond Fund may invest up to 20% of its total assets, and for temporary defensive purposes or to keep cash on hand fully invested up to 100% of its total assets, in cash equivalents and short-term taxable fixed income securities from issuers having a long-term rating of at least A or higher by S&P, Moody's or Fitch, or A- or higher by D&P and hav-ing a maturity of one year or less. The Muni/Stock Fund may invest up to 10% of its total assets, and for temporary defensive purposes or to keep cash on hand fully invested up to 100% of its total assets in cash equivalents and short-term taxable fixed income securities, although the Fund intends to invest in taxable temporary investments only in the event that suitable tax-exempt tempo-rary investments are not available at reasonable prices and yields. Short-term taxable fixed income securities are defined to include, without limitation, the following:

(1) Each Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either is-sued or guaranteed by the U.S. Treasury or by U.S. government agencies or in-strumentalities. U.S. government agency securities include securities issued by
(a) the Federal Housing Administration, Farmers Home Administration, Export-Im-port Bank of the United States, Small Business Administration, and the Govern-ment National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obliga-tions of the agency or instrumentality; and (d) the Student Loan Marketing As-sociation, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agen-cies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and in-strumentalities do not guarantee the market value of their securities, and con-sequently, the value of such securities may fluctuate. The Muni/Stock Fund may only invest in government securities with maturities of less than one year or that have a variable or floating rate of interest. In addition, the European Value Fund may invest in sovereign debt obligations of foreign countries. A sovereign debtor's willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the polit-ical constraints to which it may be subject.

(2) Each Fund may invest in certificates of deposit issued against funds depos-ited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally ne-gotiable. If such certificates of deposit are non-negotiable, they will be con-sidered illiquid securities and be subject to the Fund's 15% restriction on in-vestments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully in-sured. The Muni/Stock Fund may only invest in certificates of deposit issued by U.S. banks with at least $1 billion in assets.

(3) The Growth/Income Fund, European Value Fund and the Stock/Bond Fund may in-vest in bankers' acceptances which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(4) Each Fund may invest in repurchase agreements which involve purchases of debt securities. In such an action, at the time the Fund purchases the securi-ty, it simultaneously agrees to resell and redeliver the security to the sell-er, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for a Fund during its holding pe-riod since the resale price is always greater than the purchase price and re-flects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. A Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agen-cies or instrumentalities; certificates of deposit; or bankers acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to a Fund is lim-ited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the af-fected Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The portfolio manager monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio manager does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to a Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collat-eral could be delayed or impaired because of certain provisions of the bank-ruptcy laws.

(5) The Growth/Income Fund and the European Value Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan asso-ciations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(6) Each Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corpo-rations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. The portfolio manager will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continu-ously monitor the corporation's ability to meet all of its financial obliga-tions, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The Growth/Income Fund and the Stock/Bond Fund may only invest in commercial paper rated A-1 or better by S&P, Prime-1 or higher by Moody's, Duff 2 or higher by D&P or Fitch 2 or higher by Fitch. The European Value Fund may only invest in commercial paper rated A-2 or better by S&P, Prime-2 or higher by Moody's, Duff 2 or higher by D&P or Fitch 2 or higher by Fitch, or unrated commercial paper which is, in the opinion of the portfolio manager, of comparable quality. The Muni/Stock Fund may only invest in commercial paper, corporate notes, corporate bonds or corporate debentures that are rated within the highest grade by Moody's or S&P and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Short-Term Tax-Exempt Fixed Income Securities
The Muni/Stock Fund may invest up to 10% of its total assets and during certain temporary periods, in order to keep cash on hand fully invested or as a defen-sive measure in response to prevailing market conditions, up to 100% of its to-tal assets as "temporary investments" in cash equivalent and short-term fixed income securities that are either taxable or tax-exempt. The short-term taxable fixed income securities are described above. Short-term tax-exempt fixed income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-ex-empt fixed income securities are defined to include, without limitation, the following:

Bond Anticipation Notes (BANs) are usually general obligations of state and lo-cal governmental issuers which are sold to obtain interim financing for pro-jects that will eventually be funded through the sale of long-term debt obliga-tions or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond mar-ket and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (TANs) are issued by state and local governments to fi-nance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delin-quencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of govern-ment, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the is-suer to pay the principal and interest on RANs.

Construction Loan Notes are issued to provide construction financing for spe-cific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Tax-Exempt Commercial Paper (Municipal Paper) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available there-from. Maturities of municipal paper generally will be shorter than the maturi-ties of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

While the various types of notes described above as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and the Muni/Stock Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be se-cured differently from those mentioned above.

Equity Securities

Under normal market conditions, the Growth/Income Fund, Stock/Bond Fund and Muni/Stock Fund will invest the assets allocated to equity investments primar-ily in equity securities of domestic companies with market capitalizations of at least $500 million ("Equity Securities"). Equity Securities include, but are not limited to, common stocks, preferred stocks, warrants to purchase common stocks or preferred stocks, securities convertible into common or preferred stocks, such as convertible bonds and debentures, and other securities with eq-uity characteristics. The Growth/Income Fund, under normal market conditions, will invest at least 65% of its total assets in Equity Securities which do not include warrants or rights to purchase common stock. Through its investment strategy the Growth/Income Fund seeks to provide higher returns over time than the S&P 500 with an equal or lower level of risk.

Convertible bonds and debentures must be rated Baa or higher by Moody's or BBB or higher by S&P, D&P or Fitch. Bonds rated Baa or BBB, although considered in-vestment grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated bonds.

In addition, the Growth/Income Fund, Stock/Bond Fund and Muni/Stock Fund may invest in dollar-denominated equity securities of foreign issuers, including American Depository Receipts ("ADRs") as described in "Foreign Securities" be-low.

Foreign Securities

The European Value Fund may invest up to 100% of its net assets in foreign se-curities. The Growth/Income Fund, Stock/Bond Fund and Muni/Stock Fund may in-vest up to 25% of its net assets in foreign securities denominated in U.S. dol-lars. Investments in securities of foreign issuers involve risks in addition to the usual risks inherent in domestic investments, including currency risks. The value of a foreign security in U.S. dollars tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is de-nominated and tends to increase when the value of the U.S. dollar falls against such currency.

Foreign securities are affected by the fact that in many countries there is less publicly available information about issuers than is available in the re-ports and ratings published about companies in the U.S. and companies may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in foreign investments include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regula-tion of foreign brokers, securities markets and issuers; diplomatic develop-ments; and political or social instability. Foreign economies may differ favor-ably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices tend to be more volatile than com-parable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

Indirect Foreign Investment--Depositary Receipts. Eligible foreign securities include American Depository Receipts ("ADRs"). ADRs are receipts typically is-sued by a U.S. bank or trust company evidencing ownership of the underlying foreign security and denominated in U.S. dollars. ADRs do not eliminate all the risk inherent in investing in foreign issuers, such as changes in foreign cur-rency exchange rates. However, by investing in ADRs rather than directly in foreign issuers' stock, the Funds avoid currency risks during the settlement period. Some ADRs may not be sponsored by the issuer.

In addition to ADRs, the European Value Fund may invest in foreign securities by purchasing other depositary receipts, including European Depository Receipts ("EDRs"), or Global Depositary Receipts ("GDRs"), or other securities repre-senting indirect ownership interests in the securities of foreign issuers. Gen-erally, EDRs and GDRs are in bearer form and may be denominated in non-U.S. currencies and are designed for use in European and other markets. For purposes of a European Value Fund's investment policies, ADRs, EDRs, and GDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs, EDRs, and GDRs shall be treated as indirect foreign investments. Thus, an ADR, EDR, or GDR representing ownership of common stock will be treated as common stock. ADRs, EDRs, and GDRs do not eliminate all of the risks associated with directly investing in the securities of foreign is-suers.

Other types of depositary receipts include American Depositary Shares ("ADSs"), Global Depositary Certificates ("GDCs"), and International Deposi-tary Receipts ("IDRs"). ADSs are shares issued under a deposit agreement rep-resenting the underlying ordinary shares that trade in the issuer's home mar-ket. An ADR, described above, is a certificate that represents a number of ADSs. GDCs and IDRs are typically issued by a foreign bank or trust company, although they may sometimes also be issued by a U.S. bank or trust company. GDCs and IDRs are depositary receipts that evi-dence ownership of underlying securities issued by either a foreign or a U.S. corporation.

Depositary receipts may be available through "sponsored" or "unsponsored" fa-cilities. A sponsored facility is established jointly by a depositary and the issuer of the security underlying the receipt. An unsponsored facility may be established by a depositary without participation by the issuer of the secu-rity underlying the receipt. There are greater risks associated with holding unsponsored depositary receipts. For example, if a Fund holds an unsponsored depositary receipt, it will generally bear all of the costs of establishing the unsponsored facility. In addition, the depositary of an unsponsored facil-ity frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securi-ties.

Direct Foreign Investments. The European Value Fund may also invest directly in the securities of foreign issuers regardless of whether they are U.S. dol-lar denominated. In considering whether to invest in the securities of a for-eign company, the portfolio manager considers such factors as the characteris-tics of the particular company, differences between economic trends, and the performance of securities markets within the U.S. and those within other coun-tries. The portfolio manager also considers factors relating to the general economic, governmental, and social conditions of the country or countries where the company is located.

The European Value Fund may purchase debt obligations issued or guaranteed by governments (including states, provinces or municipalities) of countries other than the United States, or by their agencies, authorities, or instrumentali-ties. The European Value Fund also may purchase debt obligations issued or guaranteed by supranational entities organized or supported by several na-tional governments, such as the International Bank for Reconstruction and De-velopment (the "World Bank"), the Inter-American Development Bank, the Asian Development Bank, and the European Investment Bank. In addition, the European Value Fund may purchase debt obligations of foreign corporations or financial institutions, such as Yankee bonds (dollar-denominated bonds sold in the United States by non-U.S. issuers), Samurai bonds (yen-denominated bonds sold in Japan by non-Japanese issuers), and Euro bonds (bonds not issued in the country (and possibly not the currency of the country) of the issuer).

The European Value Fund's investments will be allocated among securities de-nominated in the currencies of a number of foreign countries and, within each such country, among different types of debt securities. The percentage of as-sets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the portfolio manager's as-sessment of the country's gross domestic product, purchasing power parity and market capitalization and the relationship of a country's currency to the United States dollar. Fundamental economic strength, credit quality and inter-est rate trends will be the principal factors considered by the portfolio man-ager in determining whether to increase or decrease the emphasis placed upon a particular type of security within the European Value Fund.

Securities transactions conducted outside the U.S. may not be regulated as rig-orously as in the U.S., may not involve a clearing mechanism and related guar-antees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and set-tlement terms and procedures and the margin requirements than in the U.S., and
(v) lower trading volume and liquidity.

The European Value Fund may invest in Eurodollar convertibles. Eurodollar convertibles are fixed-income securities of a foreign issuer that are issued in U.S. dollars outside the U.S. and are convertible into or exchangeable for specified equity securities.

Special Risks Associated with the Introduction of the Euro. The introduction of a single currency, the euro, on January 1, 1999 for participating European na-tions in the European Economic and Monetary Union presents unique uncertainties for European securities in the markets in which they trade and with respect to the operation of the European Value Fund that invests in securities denominated in European currencies and other European securities. The introduction of the euro will result in the redenomination of European debt and equity securities over a period of time. Uncertainties raised by the introduction of the euro in-clude the creation of suitable clearing and settlement payment systems for the new currency, the valuation and legal treatment of outstanding financial con-tracts after January 1, 1999 that refer to existing currencies rather than the euro, and adverse accounting or tax consequences that may arise from the tran-sition to the euro. These or other factors could cause market disruptions and could adversely affect the value of securities and foreign currencies held by the European Value Fund.

Currency Risks. To the extent that the European Value Fund invests in securi-ties that are denominated in a currency other than U.S. dollars, the European Value Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value relative to a foreign currency, the European Value Fund's investment in securities denomi-nated in that currency will lose value because its currency is worth fewer U.S. dollars. On the other hand, when the value of the U.S. dollar falls relative to a foreign currency, the European Value Fund's investments denominated in that currency will tend to increase in value because that currency is worth more U.S. dollars. The exchange rates between the U.S. dollar and foreign currencies depend upon such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation, and other economic and political conditions. Although the European Value Fund val-ues its assets daily in U.S. dollars, the European Value Fund may not convert its holdings of foreign currencies to U.S. dollars daily. The Fund may incur conversion costs when it converts its holdings to another currency. Foreign exchange dealers may realize a profit on the difference between the price at which the European Value Fund buys and sells currencies. The European Value Fund will engage in foreign currency exchange transactions in connection with its portfolio investments. The European Value Fund will conduct its for-eign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign contracts.

Hedging Strategies

General Description of Hedging Strategies
Each Fund may engage in hedging activities. NIAC or Institutional Capital Cor-poration ("ICAP") may cause a Fund to utilize a variety of financial instru-ments, including options, futures contracts (sometimes referred to as "futures"), forward contracts and options on futures contracts to attempt to hedge the Fund's holdings.

Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Such instruments may also be used to "lock-in" realized but unrecognized gains in the value of portfolio securities. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which the Fund has invested or expects to invest. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. A Fund may also use derivative in-struments to manage the risks of its assets. Risk management strategies in-clude, but are not limited to, facilitating the sale of Fund securities, manag-ing the effective maturity or duration of debt obligations that a Fund holds, establishing a position in the derivatives markets as a substitute for buying or selling certain securities or creating or altering exposure to certain asset classes, such as debt and foreign securities. The use of derivative instruments may provide a less expensive, more expedient, or more specifically focused way for a Fund to invest than would "traditional" securities (i.e., stocks or bonds). The use of hedging instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authorities. In addition, the Fund's ability to use hedging instruments will be limited by tax considera-tions.

General Limitations on Futures and Options Transactions
The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section
4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the notice of eligibility for a Fund includes the representation that the Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations. A Fund will not enter into futures and options transactions if the sum of the initial margin deposits and premiums paid for unexpired options exceeds 5% of a Fund's total assets. In addition, a Fund will not enter into futures contracts and options transactions if more than 30% of its net assets would be committed to such instruments.

The foregoing limitations are not fundamental policies of a Fund and may be changed without shareholder approval as regulatory agencies permit. Various ex-changes and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures and options transactions and proposals to in-crease the margin requirements for various types of futures transactions.

Asset Coverage for Futures and Options Positions
Each Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered invest-ment companies and, if the guidelines so require, will set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other per-missible assets, and will be marked-to-market daily.

Certain Considerations Regarding Options
There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securi-ties in order to satisfy its obligation under the option to deliver such secu-rities. If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Funds.

Federal Income Tax Treatment of Options
Certain option transactions have special federal income tax results for the Funds. Expiration of a call option written by a Fund will result in short-term capital gain. If the call option is exercised, the Fund will realize a gain or loss from the sale of the security covering the call option and, in determining such gain or loss, the option premium will be included in the proceeds of the sale.

If a Fund writes options, or purchases puts that are subject to the loss defer-ral rules of Section 1092 of the Internal Revenue Code of 1986, as amended (the "Code"), any losses on such options transactions, to the extent they do not ex-ceed the unrecognized gains on the securities covering the options, may be sub-ject to deferral until the securities covering the options have been sold.

In the case of transactions involving "nonequity options," as defined in Code
Section 1256, the Funds will treat any gain or loss arising from the lapse, closing out or exercise of such positions as 60% long-term and 40% short-term capital gain or loss as required by Section 1256 of the Code. In addition, cer-tain of such positions must be marked-to-market as of the last business day of the year, and gain or loss must be recognized for federal income tax purposes in accordance with the 60%/40% rule discussed above even though the position has not been terminated. A "nonequity option" includes an option with respect to any group of stocks or a stock index if there is in effect a designation by the CFTC of a contract market for a contract based on such group of stocks or indexes. For example, options involving stock indexes such as the S&P 500 Index would be "nonequity options" within the meaning of Code Section 1256.

Stock Index Options
Each Fund may (i) purchase stock index options for any purpose, (ii) sell stock index options in order to close out existing positions, and/or (iii) write cov-ered options on stock indexes for hedging purposes. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by de-livery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

A stock index fluctuates with changes in the market values of the stock in-cluded in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the Value Line Composite In-dex or a narrower market index, such as the Standard & Poor's 100. Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board of Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

A Fund's use of stock index options is subject to certain risks. Successful use by the Funds of options on stock indexes will be subject to the ability of ICAP or NIAC to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock index-es, depends on the degree to which price movements in the underlying index cor-relate with the price movements of the securities held by a Fund. Inasmuch as a Fund's securities will not duplicate the components of an index, the correla-tion will not be perfect. Consequently, each Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes. It is also possible that there may be a negative correlation between the index and a Fund's securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Futures Contracts
Each Fund may enter into futures contracts (hereinafter referred to as "Futures" or "Futures Contracts"), including index Futures as a hedge against movements in the equity markets, in order to establish more definitely the ef-fective return on securities held or intended to be acquired by the Funds or for other purposes permissible under the CEA. Each Fund's hedging may include sales of Futures as an offset against the effect of expected declines in stock prices and purchases of Futures as an offset against the effect of expected in-creases in stock prices. The Funds will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory au-thorities, enter only into Futures Contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying fi-nancial instrument. The principal interest rate Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the CEA by the CFTC.

An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instru-ment (e.g., a debt security) or currency for a specified price at a designated date, time and place. An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was orig-inally written. Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a par-ticular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

Margin is the amount of funds that must be deposited by each Fund with its cus-todian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit is intended to ensure a Fund's performance of the Futures Contract. The margin re-quired for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset value, each Fund will mark to market the current value of its open Futures Contracts. The Funds expect to earn interest income on their margin deposits.

Because of the low margin deposits required, Futures trading involves an ex-tremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a pur-chase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, a Fund would pre-sumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The day limit estab-lishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and sub-jecting some Futures traders to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a Futures position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

A public market exists in Futures Contracts covering a number of indexes, in-cluding, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

Options on Futures
Each Fund may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return of the premium paid, to assume a long position (call) or short position (put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long posi-tion in the Futures Contract and the writer is assigned the opposite short po-sition. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

Each Fund may use options on Futures Contracts in connection with hedging strategies. Generally, these strategies would be applied under the same market and market sector conditions in which a Fund uses put and call options on se-curities or indexes. The purchase of put options on Futures Contracts is anal-ogous to the purchase of puts on securities or indexes so as to hedge a Fund's securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a Futures Contract con-stitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Futures Contract. If the futures price at ex-piration of a written call option is below the exercise price, a Fund will re-tain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securi-ties. If the futures price when the option is exercised is above the exercise price, however, a Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities a Fund intends to acquire.

As with investments in Futures Contracts, each Fund is required to deposit and maintain margin with respect to put and call options on Futures Contracts written by it. Such margin deposits will vary depending on the nature of the underlying Futures Contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund. A Fund will set aside in a segregated account at the Fund's custodian liquid assets, such as cash, U.S. government securities or other high grade liquid debt obligations equal in value to the amount due on the underlying ob-ligation. Such segregated assets will be marked-to-market daily, and addi-tional assets will be placed in the segregated account whenever the total value of the segregated account falls below the amount due on the underlying obligation.

The risks associated with the use of options on Futures Contracts include the risk that a Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. A Fund's successful use of options on Futures Contracts depends on NIAC's or ICAP's ability to correctly predict the movement in prices of Futures Con-tracts and the underlying instruments, which may prove to be incorrect. In ad-dition, there may be imperfect correlation between the instruments being hedged and the Futures Contract subject to the option. For additional informa-tion, see "Futures Contracts." Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because of initial margin de-posit requirements in futures markets, there might be increased participation by speculators in the futures markets. This participation also might cause tem-porary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading," and other investment strategies might result in temporary price distortions.

Federal Income Tax Treatment of Futures Contracts
For federal income tax purposes, each Fund is required to recognize as income for each taxable year its net unrealized gains and losses on Futures Contracts as of the end of the year, as well as gains and losses actually realized during the year. Except for transactions in Futures Contracts that are classified as part of a "mixed straddle" under Code Section 1256, any gain or loss recognized with respect to a Futures Contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Futures Contract. Under certain circumstances, the recog-nition of losses may be required to be deferred to a later taxable year.

If a Fund enters into Futures Contracts with respect to property the same as, or substantially identical to, assets held by the Fund, the timing of recogni-tion of gain or loss, or the characterization of such gain or loss as long-term capital gain, short-term capital gain or ordinary income could be affected.

Each Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on Futures transactions. Such dis-tributions will be combined with distributions of capital gains realized on a Fund's other investments and shareholders will be advised of the nature of the payments.

Risks and Special Considerations Concerning Derivatives
The use of derivative instruments involves certain general risks and considera-tions as described below. The specific risks pertaining to certain types of de-rivative instruments are described herein.

(1) Market Risk. Market risk is the risk that the value of the underlying as-sets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of lever-age and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of deriv-ative instruments depends upon a variety of factors, particularly the portfolio manager's ability to predict movements of the securities, currencies, and com-modities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any partic-ular strategy adopted will succeed. A decision to engage in a derivative trans-action will reflect the portfolio manager's judgment that the derivative trans-action will provide value to the applicable Fund and its shareholders and is consistent with the Fund's objectives, investment limitations, and operating policies. In making such a judgment, the portfolio manager will analyze the benefits and risks of the derivative transactions and weigh them in the context of the Fund's overall investments and investment objective.

(2) Credit Risk. Credit risk is the risk that a loss may be sustained as a re-sult of the failure of a counterpart to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated in-struments, there is no similar clearing agency guarantee. In all transactions, a Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. A Fund will enter into transactions in de-rivative instruments only with counterparties that their respective portfolio manager reasonably believes are capable of performing under the contract.

(3) Correlation Risk. Correlation risk is the risk that there might be an im-perfect correlation, or even no correlation, between price movements of a de-rivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the under-lying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a de-rivative instrument used in a short hedge (such as writing a call option, buy-ing a put option or selling a futures contract) increased by less than the de-cline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the in-vestments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using in-struments on indices will depend, in part, on the degree of correlation be-tween price movements in the index and the price movements in the investments being hedged.

(4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its funda-mental value. Generally, exchange contracts are very liquid because the ex-change clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. A Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instru-ments other than purchase options). If a Fund is unable to close out its posi-tions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair a Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvanta-geous time. A Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid second-ary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to a Fund.

(5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in ex-change for downside protection, the party taking the risk is looking for a pos-itive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploit-ing various legal uncertainties about certain derivative products.

(6) Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC deriva-tives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instru-ments.

Foreign Hedging Instruments

Foreign Currency Transactions. The European Value Fund may engage in foreign currency forward contracts, options, and futures transactions. The European Value Fund will enter into foreign currency transactions for hedging and other permissible risk management purposes only. Foreign currency futures and options contracts are traded in the U.S. on regulated exchanges such as the Chicago Mercantile Exchange, the Mid-America Commodities Exchange, and the Philadelphia Stock Exchange. If the European Value Fund invests in a currency futures or op-tions contract, it must make a margin deposit to secure performance of such contract. With respect to investments in currency futures contracts, the Euro-pean Value Fund may also be required to make a variation margin deposit because the value of futures contracts fluctuates from purchase to maturity. In addi-tion, the European Value Fund may segregate assets to cover its futures con-tracts obligations.

Forward Foreign Currency Exchange Contracts. The European Value Fund may enter into forward currency exchange contracts. Forward foreign currency exchange contracts may limit potential gains that could result from a positive change in such currency relationships. The portfolio manager believes that it is impor-tant to have the flexibility to enter into forward foreign currency exchange contracts whenever it determines that it is in the European Value Fund's best interest to do so. The European Value Fund will not speculate in foreign cur-rency exchange.

The European Value Fund will not enter into forward currency exchange contracts or maintain a net exposure in such contracts that it would be obligated to de-liver an amount of foreign currency in excess of the value of its portfolio se-curities or other assets denominated in that currency or, in the case of a "cross-hedge," denominated in a currency or currencies that the portfolio man-ager believes will tend to be closely correlated with that currency with regard to price movements. Generally, the European Value Fund will not enter into a forward foreign currency exchange contract with a term longer than one year.

Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exer-cise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency. When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.

A call option on foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on a foreign currency generally rises in value if the underlying currency depreciates in value. Although pur-chasing a foreign currency option can protect the European Value Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if the European Value Fund held securities denominated in a foreign currency that was appreci-ating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the European Value Fund would not have to exercise its put option. Likewise, if the European Value Fund entered into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, purchased a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the European Value Fund would not have to exercise its call. Instead, the European Value Fund could ac-quire in the spot market the amount of foreign currency needed for settlement.

Special Risks Associated with Foreign Currency Options. Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain risks associated with foreign cur-rency options. The markets in foreign currency options are relatively new, and the European Value Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the European Value Fund will not purchase or write such options unless and un-til, in the opinion of the portfolio manager, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The value of a foreign currency option depends upon the value of the underlying currency rela-tive to the U. S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no re-lationship to the investment merits of a foreign security. Because foreign cur-rency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the under-lying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign curren-cies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quota-tion information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the ex-tent that the U. S. options markets are closed while the markets for the under-lying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

Foreign Currency Futures Transactions. By using foreign currency futures con-tracts and options on such contracts, the Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts. The European Value Fund may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange con-tracts.

Special Risks Associated with Foreign Currency Futures Contracts and Related Options. Buyers and sellers of foreign currency futures contacts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on currencies, as de-scribed above.

Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the European Value Fund will not purchase or write options on foreign currency futures con-tracts unless and until, in the opinion of its portfolio manager, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the European Value Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures con-tract.

Other Investment Policies and Techniques

Illiquid Securities
Each Fund may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities in-clude, but are not limited to, restricted securities (securities the disposi-tion of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), but that are deemed to be illiquid; and repur-chase agreements with maturities in excess of seven days. However, a Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund's net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to ICAP the day-to-day determination of the illiquidity of any equity or taxable fixed-income security held by a Fund and to NIAC as to any municipal security, al-though it has retained oversight and ultimate responsibility for such determi-nations. Although no definitive liquidity criteria are used, the Board of Trustees has directed ICAP and NIAC to look to such factors as (i) the nature of the market for a security (including the institutional private resale mar-ket; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; and the amount of time normally needed to dispose of the security and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instru-ments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in ef-fect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration state-ment. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it de-cided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appre-ciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the affected Fund will take such steps as is deemed advis-able, if any, to protect liquidity.

Short Sales Against the Box
When ICAP or NIAC, as applicable, believes that the price of a particular secu-rity held by a Fund may decline, it may make "short sales against the box" to hedge the unrealized gain on such security. Selling short against the box in-volves selling a security which a Fund owns for delivery at a specified date in the future. The Funds will limit their transactions in short sales against the box to 5% of their net assets. In addition, a Fund will limit its transactions such that the value of the securities of any issuer in which it is short will not exceed the lesser of 2% of the value of the Fund's net assets or 2% of the securities of any class of the issuer. If, for example, a Fund bought 100 shares of ABC at $40 per share in January and the price appreciates to $50 in March, the Fund might "sell short" the 100 shares at $50 for delivery the fol-lowing July. Thereafter, if the price of the stock declines to $45, it will re-alize the full $1,000 gain rather than the $500 gain it would have received had it sold the stock in the market. On the other hand, if the price appreciates to $55 per share, the Fund would be required to sell at $50 and thus receive a $1,000 gain rather than the $1,500 gain it would have received had it sold the stock in the market. A Fund may also be required to pay a premium for short sales which would partially offset any gain.

Warrants
Each Fund may invest in warrants if, after giving effect thereto, not more than 5% of its net assets will be invested in warrants other than warrants acquired in units or attached to other securities. Of such 5%, not more than 2% of its assets at the time of purchase may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Investing in warrants is purely speculative in that they have no voting rights, pay no divi-dends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a spe-cific price for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Warrants are issued by the is-suer of the security, which may be purchased on their exercise. The prices of warrants do not necessarily parallel the prices of the underlying securities.

Delayed-Delivery Transactions
Each Fund may from time to time purchase securities on a "when-issued" or other delayed-delivery basis. The price of securities purchased on a when-issued ba-sis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the pur-chase and settlement, no payment is made by a Fund to the issuer and no interest is ac-crued on debt securities or dividend income is earned on equity securities. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued se-curities may be sold prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Funds do not believe that net asset value will be ad-versely affected by purchases of securities on a when-issued basis.

Each Fund will maintain cash, U.S. government securities and high grade liquid debt securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued securities, each Fund will meet its obligations from then available cash flow, sale of the securities held in the separate account (described above) sale of other securi-ties or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than each Fund's payment obligation).

Unseasoned Companies
Each Fund, other than the European Value Fund, may not invest more than 5% of its net assets in unseasoned issuers. While smaller companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification, and competitive strengths of larger corporations. Also, in many instances, the se-curities of smaller companies are traded only over-the-counter or on regional securities exchanges, and the frequency and volume of their trading is substan-tially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. When making large sales, a Fund may have to sell portfolio holdings of small companies at dis-counts from quoted prices or may have to make a series of smaller sales over an extended period of time due to the trading volume in smaller company securi-ties.

Lending of Portfolio Securities
Each Fund may lend its portfolio securities, up to 33 1/3% of its total assets, to broker-dealers or institutional investors. The loans will be secured contin-uously by collateral at least equal to the value of the securities lent by "marking to market" daily. A Fund will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent and will retain the right to call, upon notice, the lent securities. A Fund may also re-ceive interest on the investment of the collateral or a fee from the borrower as compensation for the loan. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to firms deemed by the portfolio manager to be of good standing.

                                   MANAGEMENT

The management of the Trust, including general supervision of the duties per-formed for the Funds under the Management Agreement, is the responsibility of its Board of Trustees. The number of trustees of the Trust is six, one of whom is an "interested person" (as the term "interested person" is defined in the Investment Company Act of 1940) and five of whom are "disinterested persons." The names and business addresses of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth below, with those trustees who are "interested persons" of the Trust indicated by an asterisk.

-------------------------------------------------------------------------------------
                            Date of       Position and         Principal Occupations
      Name and Address       Birth     Offices with Trust     During Past Five Years
-------------------------------------------------------------------------------------
 Timothy R. Schwertfeger*   3/28/49      Chairman, President Chairman (since July
 333 West Wacker Drive                   and Trustee         1996) and Director,
 Chicago, IL 60606                                           formerly Executive Vice
                                                             President, of The John
                                                             Nuveen Company (from
                                                             March 1992 to July 1996)
                                                             and of Nuveen
                                                             Investments; Director
                                                             and Chairman (since July
                                                             1996), formerly
                                                             Executive Vice President
                                                             (from May 1994 to July
                                                             1996) of Nuveen
                                                             Institutional Advisory
                                                             Corp. and Nuveen
                                                             Advisory Corp.; Chairman
                                                             and Director (since
                                                             January 1997) of Nuveen
                                                             Asset Management, Inc.;
                                                             Director (since 1996) of
                                                             Institutional Capital
                                                             Corporation; Chairman
                                                             and Director of
                                                             Rittenhouse Financial
                                                             Services Inc. (since
                                                             1999); Chief Executive
                                                             Officer (since September
                                                             1999) of Nuveen Senior
                                                             Loan Asset Management
                                                             Inc.

-------------------------------------------------------------------------------------
 James E. Bacon             2/27/31  Trustee                 Business consultant;
 114 W. 47th St.                                             retired; formerly
 New York, NY 10036                                          Director of Lone Star
                                                             Industries (1992-1999).
-------------------------------------------------------------------------------------
 Jack B. Evans              10/22/48 Trustee                 President, The Hall-
 115 Third Street, S.E.                                      Perrine Foundation, a
 Cedar Rapids, IA 52401                                      private philanthropic
                                                             corporation (since
                                                             1996); formerly
                                                             President and Chief
                                                             Operating Officer, SCI
                                                             Financial Group, Inc., a
                                                             regional financial
                                                             services firm.
-------------------------------------------------------------------------------------
 William L. Kissick         7/29/32  Trustee                 Professor, School of
 University of Pennsylvania                                  Medicine and the Wharton
 3615 Chestnut Street                                        School of Management and
 Philadelphia, PA 19104                                      former Chairman, Leonard
                                                             Davis Institute of
                                                             Health Economics,
                                                             University of
                                                             Pennsylvania.
-------------------------------------------------------------------------------------
 Thomas E. Leafstrand       11/11/31 Trustee                 Retired, previously Vice
 412 W. Franklin                                             President in charge of
 Wheaton, IL 60187                                           Municipal Underwriting
                                                             and Dealer Sales at The
                                                             Northern Trust Company.
-------------------------------------------------------------------------------------
 Sheila W. Wellington       2/24/32  Trustee                 President (since 1993)
 250 Park Avenue                                             of Catalyst (a not-for-
 New York, NY 10003                                          profit organization
                                                             focusing on women's
                                                             leadership development
                                                             in business and the
                                                             professions).
-------------------------------------------------------------------------------------
 Alan G. Berkshire          12/28/60 Senior Vice President   Senior Vice President
 333 West Wacker Drive               and Assistant Secretary (since May 1999),
 Chicago, IL 60606                                           formerly Vice President,
                                                             and General Counsel
                                                             (since September 1997)
                                                             and Secretary (since May
                                                             1998) of The John Nuveen
                                                             Company and Nuveen
                                                             Investments; Vice
                                                             President (since
                                                             September 1997) and
                                                             Secretary (since May
                                                             1998) of Nuveen Advisory
                                                             Corp. and Nuveen
                                                             Institutional Advisory
                                                             Corp.; Senior Vice
                                                             President and Secretary
                                                             (since September 1999)
                                                             of Nuveen Senior Loan
                                                             Asset Management Inc.;
                                                             prior thereto, Partner
                                                             in the law firm of
                                                             Kirkland & Ellis.

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                       Date of         Position and           Principal Occupations
   Name and Address     Birth       Offices with Trust       During Past Five Years
------------------------------------------------------------------------------------
 Peter H. D'Arrigo     11/28/67 Vice President              Vice President of Nuveen
 333 West Wacker Drive          and Treasurer               Investments (January
 Chicago, IL 60606                                          1999); prior thereto,
                                                            Assistant Vice President
                                                            (January 1997);
                                                            formerly, Associate of
                                                            Nuveen Investments;
                                                            Chartered Financial
                                                            Analyst; Vice President
                                                            and Treasurer (since
                                                            September 1999) of
                                                            Nuveen Senior Loan Asset
                                                            Management Inc.
------------------------------------------------------------------------------------
 Michael S. Davern     6/26/57  Vice President              Vice President of Nuveen
 333 West Wacker Drive                                      Advisory Corp. (since
 Chicago, IL 60606                                          January 1997); prior
                                                            thereto, Vice President
                                                            and Portfolio Manager
                                                            (since September 1991)
                                                            of Flagship Financial.
------------------------------------------------------------------------------------
 Lorna C. Ferguson     10/24/45 Vice President              Vice President of Nuveen
 333 West Wacker Drive                                      Investments; Vice
 Chicago, IL 60606                                          President (since January
                                                            1998) of Nuveen Advisory
                                                            Corp. and Nuveen
                                                            Institutional Advisory
                                                            Corp.
------------------------------------------------------------------------------------
 William M. Fitzgerald  3/2/64  Vice President              Vice President of Nuveen
 333 West Wacker Drive                                      Advisory Corp. (since
 Chicago, IL 60606                                          December 1995);
                                                            Assistant Vice President
                                                            of Nuveen Advisory Corp.
                                                            (from September 1992 to
                                                            December 1995),
                                                            Chartered Financial
                                                            Analyst.
------------------------------------------------------------------------------------
 Stephen D. Foy        5/31/54  Vice President and          Vice President of Nuveen
 333 West Wacker Drive          Controller                  Investments; Certified
 Chicago, IL 60606                                          Public Accountant; Vice
                                                            President (since
                                                            September 1999) of
                                                            Nuveen Senior Loan Asset
                                                            Management Inc.;
                                                            Certified Public
                                                            Accountant.
------------------------------------------------------------------------------------
 J. Thomas Futrell      7/5/55  Vice President              Vice President of Nuveen
 333 West Wacker Drive                                      Advisory Corp.;
 Chicago, IL 60606                                          Chartered Financial
                                                            Analyst.
------------------------------------------------------------------------------------
 Richard A Huber       3/26/63  Vice President              Vice President of Nuveen
 333 West Wacker Drive                                      Institutional Advisory
 Chicago, IL 60606                                          Corp. (since March 1998)
                                                            and Nuveen Advisory
                                                            Corp. (since January
                                                            1997); prior thereto,
                                                            Vice President and
                                                            Portfolio Manager of
                                                            Flagship Financial.
------------------------------------------------------------------------------------
 Steven J. Krupa       8/21/57  Vice President              Vice President of Nuveen
 333 West Wacker Drive                                      Advisory Corp.
 Chicago, IL 60606
------------------------------------------------------------------------------------
 David J. Lamb         3/22/63  Vice President (since 2000) Vice President (since
 333 West Wacker Drive                                      March 2000) of Nuveen
 Chicago, IL 60606                                          Investments, previously
                                                            Assistant Vice President
                                                            (since January 1999),
                                                            prior thereto, Associate
                                                            of Nuveen Investments;
                                                            Certified Public
                                                            Accountant.
------------------------------------------------------------------------------------
 Larry W. Martin       7/27/51  Vice President and          Vice President,
 333 West Wacker Drive          Assistant Secretary         Assistant Secretary and
 Chicago, IL 60606                                          Assistant General
                                                            Counsel of Nuveen
                                                            Investments; Vice
                                                            President and Assistant
                                                            Secretary of Nuveen
                                                            Advisory Corp. and
                                                            Nuveen Institutional
                                                            Advisory Corp.; Vice
                                                            President and Assistant
                                                            Secretary (since January
                                                            1997) of Nuveen Asset
                                                            Management, Inc.;
                                                            Assistant Secretary of
                                                            The John Nuveen Company;
                                                            Vice President and
                                                            Assistant Secretary
                                                            (since September 1999)
                                                            of Nuveen Senior Loan
                                                            Asset Management Inc.
------------------------------------------------------------------------------------
 Edward F. Neild, IV    7/7/65  Vice President              Vice President (since
 333 West Wacker Drive                                      September 1996),
 Chicago, IL 60606                                          previously Assistant
                                                            Vice President (since
                                                            December 1993) of Nuveen
                                                            Advisory Corp.,
                                                            Portfolio Manager prior
                                                            thereto; Vice President
                                                            (since September 1996),
                                                            previously Assistant
                                                            Vice President (since
                                                            May 1995) of Nuveen
                                                            Institutional Advisory
                                                            Corp., Portfolio Manager
                                                            prior thereto; Chartered
                                                            Financial Analyst.
------------------------------------------------------------------------------------
 Stephen S. Peterson   9/20/57  Vice President              Vice President (since
 333 West Wacker Drive                                      September 1997 of Nuveen
 Chicago, IL 60606                                          Advisory Corp.),
                                                            previously Assistant
                                                            Vice President (since
                                                            September 1996 of Nuveen
                                                            Advisory Corp.),
                                                            Portfolio Manager prior
                                                            thereto; Chartered
                                                            Financial Analyst.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                         Date of    Position and       Principal Occupations
    Name and Address      Birth  Offices with Trust    During Past Five Years
-------------------------------------------------------------------------------
 Thomas C. Spalding, Jr. 7/31/51 Vice President     Vice President of Nuveen
 333 West Wacker Drive                              Advisory Corp. and Nuveen
 Chicago, IL 60606                                  Institutional Advisory
                                                    Corp.; Chartered Financial
                                                    Analyst.
-------------------------------------------------------------------------------
 Gifford R. Zimmerman    9/9/56  Vice President and Vice President, Assistant
 333 West Wacker Drive           Secretary          Secretary and Associate
 Chicago, IL 60606                                  General Counsel, previously
                                                    Assistant General Counsel
                                                    of Nuveen Investments; Vice
                                                    President and Assistant
                                                    Secretary of Nuveen
                                                    Advisory Corp. and Nuveen
                                                    Institutional Advisory
                                                    Corp.; Assistant Secretary
                                                    of The John Nuveen Company;
                                                    Vice President and
                                                    Assistant Secretary (since
                                                    September 1999) of Nuveen
                                                    Senior Loan Asset
                                                    Management Inc.; Chartered
                                                    Financial Analyst.
-------------------------------------------------------------------------------

Thomas E. Leafstrand and Timothy R. Schwertfeger serve as members of the Exec-utive Committee of the Board of Trustees. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

The trustees of the Trust are trustees of thirteen open-end and closed-end funds advised by NIAC and two funds advised by Nuveen Senior Loan Asset Man-agement Inc. None of the independent trustees has ever been a director, offi-cer, or employee of, or a consultant to, NIAC, Nuveen or their affiliates.

Mr. Schwertfeger is a director or trustee, as the case may be, of 91 Nuveen open-end funds and closed-end funds advised by Nuveen Advisory Corp.

The following table sets forth compensation paid by the Trust to each of the trustees who are not designated "interested persons" during the Trust's fiscal year ended June 30, 2000 and the total compensation that the Nuveen Funds paid to such trustees during that one year period. The Trust has no retirement or pension plans. The officers and trustees affiliated with Nuveen serve without any compensation from the Trust.

                                     Aggregate     Deferred   Total Compensation
                                    Compensation Compensation   from Trust and
                                      from the   Payable from Fund Complex Paid
        Name of Trustee               Trust(1)   the Trust(2)   to Trustees(3)
        ---------------             ------------ ------------ ------------------
        James E. Bacon.............    $8,442      $ 7,648         $46,000
        Jack B. Evans..............    $7,999      $ 8,068         $46,000
        William L. Kissick.........    $9,181      $ 7,008         $46,000
        Thomas E. Leafstrand.......    $8,722      $ 9,582         $49,600
        Sheila W. Wellington.......    $  166      $16,136         $46,000

--------
(1) The compensation paid to the independent trustees for the fiscal year ended June 30, 2000 for services to the Trust.
(2) Pursuant to a deferred compensation agreement with the Trust, deferred amounts are treated as though an equivalent dollar amount has been in-vested in shares of one or more eligible Nuveen Funds. The amounts pro-vided are the total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Trust.
(3) Based on the compensation paid to the independent trustees for the fiscal year ended June 30, 2000 for services to the thirteen open-end and closed-end funds advised by NIAC.

Each trustee who is not affiliated with NIAC or ICAP receives a $35,000 annual retainer for serving as a director or trustee of all funds for which NIAC serves as investment adviser or manager and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $500 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day on which no regular Board meeting is held, a $100 fee per day plus ex-penses for attendance in person or by telephone at a meeting of the Executive Committee held solely to declare dividends, and a $200 fee per day plus ex-penses for attendance in person or by telephone at a meeting of the Dividend Committee. The annual retainer, fees and expenses are allocated among the funds for which NIAC serves as investment adviser or manager on the basis of relative net asset sizes. The Trust requires no employees other than its officers, all of whom are compensated by NIAC or Nuveen.

The John Nuveen Company ("JNC") maintains its charitable contributions programs to encourage the active support and involvement of individuals in the civic ac-tivities of their community. These programs include a matching contributions program and a direct contributions program.

The independent trustees of the funds managed by the NIAC are eligible to par-ticipate in the charitable contributions program of JNC. Under the matching program, JNC will match the personal contributions of a trustee to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year. Under its direct (non-matching) program, JNC makes contributions to qualifying Section 501(c)(3) organizations, as approved by the Corporate Contributions Committee of JNC. The independent trustees are also eligible to submit proposals to the committee requesting that contributions be made under this program to Section 501(c)(3) organizations identified by the trustees, in an aggregate amount not to exceed $5,000 during any calendar year. Any contri-bution made by JNC under the direct program is made solely at the discretion of the Corporate Contributions Committee.

As of October 4, 2000, the officers and trustees of each Fund, in the aggre-gate, own less than 1% of the shares of the Fund.

The following table sets forth the percentage ownership of each person, who, as of October 4, 2000, owns of record, or is known by the Trust to own of record or beneficially 5% or more of any class of a Fund's shares.

                                                                      Percentage
                                                                      of Record
Name of Fund and Class                Name and Address of Owner       Ownership
----------------------                -------------------------       ----------
Nuveen Growth and Income Stock
 Fund                           American Express Trust Co.              37.30%
 Class R Shares...............  UA Jul 01 89
                                FBD Amer Exp. Trust Ret. Ser. Pl.
                                c/o Nancy Jendro
                                PO Box 534
                                Minneapolis, MN 55440-0534
 Class A Shares...............  Merrill Lynch, Pierce, Fenner & Smith   20.18%
                                For the benefit of its customers
                                Attn: Fund Administration
                                4800 Deer Lake Dr. E FL 3
                                Jacksonville, FL 32246-6484

                                                                      Percentage
                                                                      of Record
Name of Fund and Class                Name and Address of Owner       Ownership
----------------------                -------------------------       ----------
 Class B Shares...............  Merrill Lynch, Pierce, Fenner & Smith   33.98%
                                For the benefit of its customers
                                Attn: Fund Administration
                                4800 Deer Lake Dr. E FL 3
                                Jacksonville, FL 32246-6484
 Class C Shares...............  Merrill Lynch, Pierce, Fenner & Smith   43.68%
                                For the benefit of its customers
                                Attn: Fund Administration
                                4800 Deer Lake Dr. E FL 3
                                Jacksonville, FL 32246-6484
Nuveen Balanced Stock and Bond
 Fund                           Northern Trust Co. Trust                68.58%
 Class R Shares...............  John Nuveen Scholarship Plan
                                c/o Diane Day
                                P.O. Box 92956
                                Chicago, IL 60675-2956
                                American Express Trust Co.               8.19%
                                Amer Exp. Trust Ret. Ser. Pl.
                                c/o Nancy Jendro
                                P.O. Box 534
                                Minneapolis, MN 55440-0534
 Class A Shares...............  Merrill Lynch, Pierce, Fenner & Smith   23.15%
                                For the benefit of its customers
                                Attn: Fund Administration
                                4800 Deer Lake Dr. E FL 3
                                Jacksonville, FL 32246-6484
 Class B Shares...............  Merrill Lynch, Pierce, Fenner & Smith   38.65%
                                For the benefit of its customers
                                Attn: Fund Administration
                                4800 Deer Lake Dr. E FL 3
                                Jacksonville, FL 32246-6484
 Class C Shares...............  Merrill Lynch, Pierce, Fenner & Smith   65.33%
                                For the benefit of its customers
                                Attn: Fund Administration
                                4800 Deer Lake Dr. E Fl 3
                                Jacksonville, FL 32246-6484

                                                                     Percentage
                                                                     of Record
Name of Fund and Class               Name and Address of Owner       Ownership
----------------------               -------------------------       ----------
Nuveen Balanced Municipal and
 Stock Fund                    Geraldine P. Warren                     22.63%
 Class R Shares............... 22 Sherwood Ln.
                               Colts Neck, NJ 07722-1128
                               Merrill Lynch, Pierce, Fenner & Smith   12.49%
                               For the benefit of its customers
                               Attn: Fund Administration
                               4800 Deer Lake Dr. E Fl. 3
                               Jacksonville, FL 32246-6484
                               Leonard Pearl                            9.71%
                               and Joan D. Pearl
                               JT Wros
                               707 Mix Ave. Apt. 24
                               Hamden, CT 06514-2208
 Class A Shares............... Merrill Lynch, Pierce, Fenner & Smith   19.25%
                               For the benefit of its customers
                               Attn: Fund Administration
                               4800 Deer Lake Dr. E Fl 3
                               Jacksonville, FL 32246-6484
 Class B Shares............... Merrill Lynch, Pierce, Fenner & Smith   39.65%
                               For the benefit of its customers
                               Attn: Fund Administration
                               4800 Deer Lake Dr. E Fl 3
                               Jacksonville, FL 32246-6484
 Class C Shares............... Merrill Lynch, Pierce, Fenner & Smith   40.18%
                               For the benefit of its customers
                               Attn: Fund Administration
                               4800 Deer Lake Dr. E Fl 3
                               Jacksonville, FL 32246-6484
Nuveen European Value Fund
 Class R Shares............... Nuveen Institutional Advisory Corp.     64.42%
                               Attn: Joy Tyburk
                               333 W. Wacker Dr. Floor 33
                               Chicago, IL 60606-1220
                               American Express Finl. Adv. Inc.        16.55%
                               c/o Pat Brown
                               50534 AXP Financial Center
                               Minneapolis, MN 55474

                                                                      Percentage
                                                                      of Record
Name of Fund and Class                Name and Address of Owner       Ownership
----------------------                -------------------------       ----------
 Class A Shares................ Merrill Lynch, Pierce, Fenner & Smith   22.22%
                                For the benefit of its customers
                                Attn: Fund Administration
                                4800 Deer Lake Dr. E FL 3
                                Jacksonville, FL 32246-6484
                                Douglas D. Brendle                       7.53%
                                P.O. Box 5008
                                Winston-Salem, NC 27113-5008
 Class B Shares................ Merrill Lynch, Pierce, Fenner & Smith   30.20%
                                For the benefit of its customers
                                Attn: Fund Administration
                                4800 Deer Lake Dr. E FL 3
                                Jacksonville, FL 32246-6484
                                Mark Kardonski                           7.34%
                                15223 Fisher Island Drive
                                Fisher Island, FL 33109
 Class C Shares................ Merrill Lynch, Pierce, Fenner & Smith   52.18%
                                For the benefit of its customers
                                Attn: Fund Administration
                                4800 Deer Lake Dr. E FL 3
                                Jacksonville, FL 32246-6484

                          FUND MANAGER AND SUB-ADVISER

Fund Manager
NIAC acts as the manager of each Fund, with responsibility for the overall man-agement of each Fund. NIAC is a Delaware Corporation and its address is 333 West Wacker Drive, Chicago, Illinois 60606. For the Growth/Income Fund, Euro-pean Value Fund and the Stock/Bond Fund, NIAC has entered into a Sub-Advisory Agreement with ICAP under which ICAP, subject to NIAC's supervision, manages each Fund's investment portfolio. For the Muni/Stock Fund, NIAC has entered into a Sub-Advisory Agreement with ICAP under which ICAP, subject to NIAC's su-pervision, manages the Fund's equity investments. NIAC is also responsible for managing the Funds' business affairs and providing day-to-day administrative services to the Funds. For additional information regarding the management services performed by NIAC and ICAP, see "Who Manages the Funds" in the Pro-spectus.

NIAC is a wholly-owned subsidiary of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606, which is also the principal underwriter of the Funds' shares. Nuveen is sponsor of the Nuveen Defined Portfolios, registered unit investment trusts, and is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Exchange-Traded Funds. Over 1,300,000 individuals have invested to date in Nuveen's funds and defined portfolios. Founded in 1898, Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota, and is princi-pally engaged in providing property-liability insurance through subsidiaries.

For the fund management services and facilities furnished by NIAC, each of the Funds has agreed to pay an annual management fee at rates set forth in the Pro-spectus under "Who Manages the Fund." In addition, NIAC agreed to waive all or a portion of its management fee or reimburse certain expenses of the Stock/Bond Fund and the Muni/Stock Fund for the period August 7, 1996 (inception) through July 31, 1998 and for the period August 1, 1998 through July 31, 2000 in order to prevent total operating expenses (excluding distribution or service fees, and extraordinary expenses) from exceeding .85% and .95%, respectively, and for the Growth/Income Fund, .95% and 1.05%, respectively, of the average daily net asset value of any class of shares of the Funds. In addition, NIAC agreed to waive all or a portion of its management fee or reimburse certain expenses of the European Value Fund for the period May 29, 1998 (inception) through July 31, 2000 in order to prevent total operating expenses (excluding distribution or service fees, and extraordinary expenses) from exceeding 1.30% of the aver-age daily net asset value of any class of shares of the Fund. The Prospectus includes current expense waivers and expense reimbursements for the Funds. The following table sets forth the management fees (net of expenses reimbursements) paid by the Funds and the fees waived and expenses reimbursed by NIAC for the three most recent fiscal years.

                          Amount of Management Fees (Net
                          of Expense Reimbursements by      Amount of Fees Waived and
                          NIAC)                             Expenses Reimbursed by NIAC
                          --------------------------------- -----------------------------
                          7/1/97-     7/1/98-    7/1/99-    7/1/97-     7/1/98-  7/1/99-
                          6/30/98     6/30/99    6/30/00    6/30/98     6/30/99  6/30/00
                          ----------  ---------- ---------- ----------  -------- --------
Nuveen Growth and Income
 Stock Fund.............  $5,206,320  $6,563,959 $7,101,230 $1,252,775  $347,366 $291,021
Nuveen European Value
 Fund...................  $        0* $    6,233 $        0 $   34,256* $ 86,754 $234,652
Nuveen Balanced Stock
 and Bond Fund..........  $  289,843  $  505,439 $  491,753 $  296,989  $144,674 $140,646
Nuveen Balanced
 Municipal and Stock
 Fund...................  $  619,733  $1,303,718 $1,223,969 $  323,541  $ 70,901 $101,801

--------
*For the period from May 29, 1998 (inception) through the fiscal year ended
   June 30, 1998.

In addition to the management fee, each Fund also pays a portion of the Nuveen Investment Trust's general administrative expenses allocated in proportion to the net assets of each fund. All fees and expenses are accrued daily and de-ducted before payment of dividends to investors.

The Funds, the other Nuveen funds, NIAC, and other related entities have adopted a code of ethics which essentially prohibits all Nuveen fund manage-ment personnel, including Nuveen fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take ad-vantage of a Fund's anticipated or actual portfolio transactions, and is de-signed to assure that the interests of Fund shareholders are placed before the interests of Nuveen personnel in connection with personal investment transac-tions.

Sub-Adviser
ICAP was founded in 1970 and is located at 225 West Wacker Drive, Suite 2400, Chicago, IL 60606. Under the Sub-Advisory Agreement for each Fund, ICAP is compensated by NIAC for its investment advisory services with respect to all or a portion of each Fund's assets. Under a Sub-Advisory Agreement with NIAC, ICAP manages the investment portfolios of the Growth/Income Fund, European Value Fund, and the Stock/Bond Fund, and the equity portion of the Muni/Stock Fund's investment portfolio.

Out of the fund management fee, NIAC pays ICAP a portfolio management fee based on the average daily market value of all the Nuveen-sponsored investment products for which it serves as the portfolio manager. NIAC pays Institutional Capital separate portfolio management fees for the equity and fixed-income portions of the funds' assets, if applicable, according to the following schedule:

      Assets of All the Nuveen-
      Sponsored
      Investment Products Managed by   Equity Portfolio Fixed-Income Portfolio
      ICAP                             Management Fee   Management Fee
      ------------------------------   ---------------- ----------------------
      For the first $500 million.....     .35% of 1%          .20% of 1%
      For the next $500 million......     .30% of 1%          .15% of 1%
      For assets over $1 billion.....     .25% of 1%          .12% of 1%

The equity and fixed-income portfolio management fees are each paid on a spec-ified proportion of fund net assets. The specified proportions for the equity portfolio management fees are currently 100%, 100%, 55% and 35%, respectively, for the Growth and Income Stock Fund, European Value Balanced Stock and Bond Fund and Balanced Municipal and Stock Fund. The specified proportion for the fixed-income portfolio management fee is currently 45% for the Balanced Stock and Bond Fund. In addition, for the European Value Fund, NIAC has agreed to pay Institutional Capital a supplemental management fee until assets in the aggregate in this fund and another European fund subadvised by Institutional Capital reach $50 million. When this level is reached, the aggregate amount of the supplemental fee paid by NIAC will be credited back to NIAC through a tem-porary reduction in fees.

ICAP's investment management strategy and operating policies are set through a team approach, with all ICAP investment professionals contributing. ICAP cur-rently maintains a staff of 15 investment professionals. Each of the invest-ment officers and other professionals of ICAP has developed an expertise in at least one functional investment area, including equity research, strategy, fixed income analysis, quantitative research, technical research and trading. A key element in the decision-making process is a formal investment committee meeting generally held several times a week and attended by all professionals.

These meetings also provide for the ongoing review of ICAP's investment posi-tions. Pertinent information from outside sources is shared and incorporated into the investment outlook. The investment strategy, asset sectors, and indi-vidual security holdings are reviewed to verify their continued appropriate-ness. Investment recommendations are presented to the committee for decisions.

With regard to Fund assets subject to the Sub-Advisory Agreement, ICAP provides continuous advice and recommendations concerning the Fund's investments, and is responsible for selecting the broker/ dealers who execute the portfolio trans-actions. ICAP also serves as investment adviser to the ICAP Funds, Inc. and to pension and profit-sharing plans, and other institutional and private invest-ors. ICAP has approximately $13 billion under management. Mr. Robert H. Lyon, President of ICAP, owns shares representing 51% of the voting rights of ICAP. The following table sets forth the fees paid by NIAC to ICAP for its services for the three most recent fiscal years.

                                               Amount Paid by NIAC to ICAP
                                               ---------------------------------
                                               7/1/97-     7/1/98-    7/1/99-
                                               6/30/98     6/30/99    6/30/00
                                               ----------  ---------- ----------
Nuveen Growth and Income Stock Fund........... $2,569,309  $2,725,923 $2,908,541
Nuveen European Value Fund.................... $    1,137* $   44,602 $   57,223
Nuveen Balanced Stock and Bond Fund........... $  144,823  $  233,276 $  226,568
Nuveen Balanced Municipal and Stock Fund...... $  211,925  $  210,040 $  201,706

--------
* For the period May 29, 1998 (inception) through the fiscal year ended June 30, 1998.

                             PORTFOLIO TRANSACTIONS

NIAC (with respect to transactions in Municipal Obligations) and ICAP (with re-spect to other transactions) are responsible for decisions to buy and sell se-curities for the Funds and for the placement of the Funds' securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio bro-kerage and principal business. It is the policy of both NIAC and ICAP to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions, in light of the overall quality of brokerage and research services provided to the respective adviser and its advisees. The best price to the Funds means the best net price without regard to the mix between purchase or sale price and commission, if any. Pur-chases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on the Funds' futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Funds may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating commissions, the portfolio manager considers, among other things, the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. Brokerage will not be allocated based on the sale of a Fund's shares. NIAC expects that all transactions in Municipal Obli-gations will be effected on a principal (as opposed to an agency) basis and, accordingly, does not expect to pay any brokerage commissions on such transac-tions.

Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another bro-ker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sell-ers of securities; (b) furnishing analyses and reports concerning issuers, in-dustries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and per-forming functions incidental thereto (such as clearance, settlement, and cus-tody).

In light of the above, in selecting brokers, the portfolio manager considers investment and market information and other research, such as economic, secu-rities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the portfolio manager determines in good faith that the amount of such commissions is reasonable in relation to the value of the research infor-mation and brokerage services provided by such broker to NIAC or ICAP or the Funds. NIAC and ICAP believes that the research information received in this manner provides the Funds with benefits by supplementing the research other-wise available to the Funds. The Management Agreement and the Sub-Advisory Agreement provide that such higher commissions will not be paid by the Funds unless the applicable adviser determines in good faith that the amount is rea-sonable in relation to the services provided. The investment advisory fees paid by the Funds to NIAC under the Management Agreement or the subadvisory fees paid by NIAC to ICAP under the Sub-Advisory Agreement are not reduced as a result of receipt by either NIAC or ICAP of research services.

NIAC and ICAP each place portfolio transactions for other advisory accounts managed by them. Research services furnished by firms through which the Funds effect their securities transactions may be used by NIAC and/or ICAP in ser-vicing all of its accounts; not all of such services may be used by NIAC and/or ICAP in connection with the Funds. NIAC and ICAP believe it is not pos-sible to measure separately the benefits from research services to each of the accounts (including the Funds) managed by them. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of com-missions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, NIAC and ICAP believe such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis. NIAC and ICAP seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securi-ties available to the Funds. In making such allocations between the Fund and other advisory accounts, the main factors considered by NIAC and ICAP are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

The following table sets forth the aggregate amount of brokerage commissions paid by the Funds for the three most recent fiscal years.

                                               Aggregate Amount of
                                               Brokerage Commissions
                                               ---------------------------------
                                               7/1/97-     7/1/98-    7/1/99-
                                               6/30/98     6/30/99    6/30/00
                                               ----------  ---------- ----------
Nuveen Growth and Income Stock Fund........... $1,234,546  $1,521,387 $1,540,874
Nuveen European Value Fund.................... $    1,098* $   34,442 $   54,748
Nuveen Balanced Stock and Bond Fund........... $   74,793  $   94,262 $   84,000
Nuveen Balanced Municipal and Stock Fund...... $   96,716  $  125,054 $  118,415

--------
*For the period May 29, 1998 (inception) through the fiscal year ended June
  30, 1998.

The differences between brokerage commissions paid by the European Value Fund in the 1998 fiscal year, and the 1999 and 2000 fiscal years, was due, in part, to an increase in portfolio activity, and that the Fund did not operate for a full year during its first fiscal year. During the fiscal year ended June 30, 1999, the Growth/Income Fund, Stock/Bond Fund, Muni/Stock Fund and European Value Fund paid to brokers as commissions in return for research services $972,867, $52,534, $57,360, and $79,157, respectively, and the aggregate amount of those transactions per Fund on which such commissions were paid were, $1,093,456,188, $63,205,444, $63,040,433, and $87,095,791, respectively.

The Funds have acquired during the fiscal year ended June 30, 2000 the securi-ties of their regular brokers or dealers as defined in rule 10b-1 under the Investment Company Act of 1940 or of the parents of the brokers or dealers. The following table sets forth those brokers or dealers and states the value of the Funds' aggregate holdings of the securities of each issuer as of close of the fiscal year ended June 30, 2000:

                                                                              Aggregate Fund
                                                                              Holdings of Broker/Dealer
                                                                              or Parent
Fund                                 Broker/Dealer             Issuer         (as of June 30, 2000)
----                                 -------------             ------         -------------------------
Nuveen Growth and Income Stock Fund  Salomon Smith Barney Inc. Citigroup Inc.       $ 23,025,261
Nuveen European Value Fund           ABN Amro                  ABN Amro              $   550,200
                                     Deutsche Bank             Deutsche Bank        $          0
Nuveen Balanced Stock and Bond Fund  Salomon Smith Barney Inc. Citigroup Inc.        $ 1,365,386
Nuveen Balanced Municipal and Stock  Salomon Smith Barney Inc. Citigroup Inc.        $ 1,796,173

Under the Investment Company Act of 1940, a Fund may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of a security pur-chased by the Fund, the amount of securities that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a ma-jority of the trustees who are not interested persons of the Trust.

                                NET ASSET VALUE

Each Fund's net asset value per share is determined separately for each class of the applicable Fund's shares as of the close of trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange (the "Exchange") is open for business. The Exchange is not open for trading on New Year's Day, Washing-ton's Birthday, Martin Luther King's Birthday, Good Friday, Memorial Day, In-dependence Day, Labor Day, Thanksgiving Day and Christmas Day. A Fund's net asset value may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. Net asset value per share of a class of a Fund is calculated by taking the value of the pro rata portion of the Fund's total assets attributable to that class, in-cluding interest or dividends accrued but not yet collected, less all liabili-ties attributable to that class (including the class's pro rata portion of the Fund's liability) and dividing by the total number of shares of that class outstanding. The result, rounded to the nearest cent, is the net asset value per share of that class. In deter-mining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at mar-ket value. Common stocks and other equity-type securities are valued at the last sales price on the securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the most recent bid prices. Fixed-income securities are valued by a pricing service that values portfolio securities at the mean between the quoted bid and asked prices or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available (which are expected to constitute a majority of the fixed-income securities held by a Fund) are valued at fair value as determined by the pricing service using methods that include consid-eration of the following: yields or prices of securities or bonds of compara-ble quality, type of issue, coupon, maturity and rating; indications as to value from securities dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix sys-tem to determine valuations. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees determines that the fair market value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter amortization of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the market value of the security.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its dele-gate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without reg-istration under the Securities Act of 1933) for which a pricing service is un-able to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the secu-rity after the market has closed but before the calculation of fund NAV (as may be the case in foreign markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and, a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principal, the current "fair value" of an issue of securities would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. A variety of factors may be considered in determining the fair value of such securities.

Regardless of the method employed to value a particular security, all valua-tions are subject to review by a Fund's Board of Trustees or its delegate who may determine the appropriate value of a security whenever the value as calcu-lated is significantly different from the previous day's calculated value.

If a Fund holds securities that are primarily listed on foreign exchanges, the net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

                                  TAX MATTERS

Federal Income Tax Matters
The following discussion of federal income tax matters is based upon the advice of Chapman and Cutler, counsel to the Trust.

Each of the Funds intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for tax treatment as a regulated invest-ment company. In order to qualify as a regulated investment company, a Fund (i) must elect to be treated as a regulated investment company and (ii) for each taxable year thereafter must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. First, a Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not lim-ited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"). Second, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government se-curities, securities of other regulated investment companies and other securi-ties limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities of any one is-suer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses.

As a regulated investment company, a Fund will not be subject to federal income tax in any taxable year for which it distributes at least 90% of the sum of (i) its "investment company taxable income" (without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its short-term capital loss) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). In addition, to the extent a Fund timely distributes to shareholders at least 98% of its tax-able income (including any net capital gain), it will not be subject to the 4% excise tax on certain undistributed income of "regulated investment companies." Each Fund intends to make timely distributions in compliance with these re-quirements and consequently it is anticipated that they generally will not be required to pay the excise tax. A Fund may retain for investment its net capi-tal gain. However, if a Fund retains any net capital gain or any investment company taxable income, it will be subject to federal income tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, such Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by such Fund against their federal income tax liabilities if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of such includable gains and the tax deemed paid by such shareholder in respect of such shares. Each Fund intends to distribute at least annually to its shareholders all or substan-tially all of its investment company taxable income, net tax-exempt interest and net capital gain.

Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if they had been in-curred in the succeeding year.

If any of the Funds engage in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the ef-fect of which may be to accelerate income to a Fund, defer a Fund's losses, cause adjustments in the holding periods of a Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Prior to purchasing shares in one of the Funds, the impact of dividends or dis-tributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reduc-ing the per share net asset value by the per share amount of the dividend or distribution and will be subject to federal income tax to the extent it is a distribution of ordinary income or capital gain.

In any taxable year of a Fund, distributions from the Fund, other than distri-butions which are designated as capital gains dividends (or exempt interest dividends, in the case of Muni/Stock Fund), will to the extent of the earnings and profits on such Fund, constitute dividends for Federal income tax purposes which are taxable as ordinary income to shareholders. To the extent that dis-tributions to a shareholder in any year exceed the Fund's current and accumu-lated earnings and profits, they will be treated as a return of capital and will reduce the shareholder's basis in his or her shares and, to the extent that they exceed his or her basis, will be treated as gain from the sale of such shares as discussed below. Distributions of the Fund's net capital gain which are properly designated as capital gain dividends by the Fund will be taxable to the shareholders as long-term capital gain, regardless of the length of time the shares have been held by a shareholder. Distributions will be taxed in the manner described (i.e., as ordinary income, long-term capital gain, re-turn of capital or exempt-interest dividends) even if reinvested in additional shares of a Fund.

Although dividends generally will be treated as distributed when paid, divi-dends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by each Fund (and received by the shareholders) on December 31 of the year such dividends are declared.

The redemption or exchange of the shares of a Fund normally will result in cap-ital gain or loss to the shareholders. Generally, a shareholder's gain or loss will be long-term gain or loss if the shares have been held for more than one year. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. The Internal Revenue Service Re-structuring and Reform Act of

1998 (the "1998 Tax Act") provides that for taxpayers other than corporations, net capital gain (which is defined as net long-term capital gain over net short-term capital loss for the taxable year) realized from property (with certain exclusions) is subject to a maximum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). However, capital gain realized from assets held more than one year that is considered unrecaptured Section 1250 gain is taxed at a maximum marginal stated tax rate of 25%. Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. The date on which a share is acquired (i.e., the "trade date") is excluded for purposes of determining the holding period of the share. Capital gains realized from assets held for one year or less are taxed at the same rates as ordinary income. Note that if a sale of shares held for less than six months results in a loss, the loss will be treated as a long-term capital loss to the extent of any capital gain distribution made with re-spect to such shares during the period those shares are held by the sharehold-er.

In addition, please note that capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are considered "con-version transactions" effective for transactions entered into after April 30, 1993. Shareholders and prospective investors should consult with their tax ad-visers regarding the potential effect of this provision on their investment in shares of a Fund.

Under the Code, certain miscellaneous itemized deductions, such as investment expenses, tax return preparation fees and employee business expenses, will be deductible by individuals only to the extent they exceed 2% of adjusted gross income. Miscellaneous itemized deductions subject to this limitation under present law do not include expenses incurred by a Fund as long as the shares of the Fund are held by or for 500 or more persons at all times during the taxable year or another exception is met. In the event the shares of a Fund are held by fewer than 500 persons, additional taxable income may be realized by the individual (and other non-corporate) shareholders in excess of the dis-tributions received from the Fund.

All or a portion of a sales load paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of a Fund or another fund are subsequently acquired without payment of a sales load or with the payment of a reduced sales load pursuant to the rein-vestment or exchange privilege. Any disregarded portion of such load will re-sult in an increase in the shareholder's tax basis in the shares subsequently acquired. Moreover, losses recognized by a shareholder on the redemption or exchange of shares of a Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distributions of long-term capital gains made with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of a Fund if the shareholder purchases other shares of such Fund (whether through reinvestment of distributions or other-wise) or the shareholder acquires or enters into a contract or option to ac-quire securities that are substantially identical to shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after such re-demption or exchange. If disallowed, the loss will be reflected in an adjust-ment to the basis of the shares acquired.

If in any year a Fund should fail to qualify under Subchapter M for tax treat-ment as a regulated investment company, the Fund would incur a regular corpo-rate federal income tax upon its income for that year (other than interest income from Municipal Obligations), and distri-butions to its shareholders would be taxable to shareholders as ordinary divi-dend income for federal income tax purposes to the extent of the Fund's avail-able earnings and profits.

The Funds are required in certain circumstances to withhold 31% of taxable div-idends and certain other payments paid to non-corporate holders of shares who have not furnished to the Funds their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifi-cations, or who are otherwise subject to backup withholding.

A Shareholder who is a foreign investor (i.e., an investor other than a United States citizen or resident or a United States corporation, partnership, estate or trust) should be aware that, generally, subject to applicable tax treaties, distributions from the Fund which constitute dividends for Federal income tax purposes (other than dividends which a Fund designates as capital gain divi-dends) will be subject to United States income taxes, including withholding taxes. However, distributions received by a foreign investor from a Fund that are designated by the Fund as capital gain dividends should not be subject to United States Federal income taxes, including withholding taxes, if all of the following conditions are met: (i) the capital gain dividend is not effectively connected with the conduct by the foreign investor of a trade or business within the United States, (ii) the foreign investor (if an individual) is not present in the United States for 183 days or more during his or her taxable year, and (iii) the foreign investor provides all certification which may be required of his status (foreign investors may contact the Fund to obtain a Form W-8-BEN which must be filed with such Fund and refiled every three calendar years thereafter). Foreign investors should consult their tax advisors with re-spect to United States tax consequences of ownership of Shares. Units in a Fund and Fund distributions may also be subject to state and local taxation and Shareholders should consult their tax advisors in this regard.

Generally, Fund dividends are not eligible for the 70% dividends-received de-duction for corporations. However, a corporate shareholder (other than corpo-rate shareholders, such as "S" corporations, which are not eligible for the de-duction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding corporation tax) may be entitled to a 70% dividends received deduction with re-spect to any portion of such shareholder's ordinary income dividends which are attributable to dividends received by a Fund on certain Equity Securities. A Fund will designate the portion of any taxable dividend which is eligible for this deduction. However, a corporate shareholder should be aware that Sections 246 and 246A of the Code impose additional limitations on the eligibility of dividends for the 70% dividends received deduction. These limitations include a requirement that stock (and therefore Shares of a Fund) must generally be held at least 46 days (as determined under, and during the period specified in, Sec-tion 246(c) of the Code). Regulations have been issued which address special rules that must be considered in determining whether the 46 day holding re-quirement is met. Moreover, the allowable percentage of the deduction will gen-erally be reduced from 70% if a corporate shareholder owns Shares of a Fund the financing of which is directly attributable to indebtedness incurred by such corporation. To the extent dividends received by a Fund are attributable to foreign corporations, a corporate shareholder will not be entitled to the divi-dends received deduction with respect to its share of such foreign dividends since the dividends received deduction is generally available only with respect to dividends paid by domestic corporations. It should be noted that payments to a Fund of dividends on Equity Securities that are attributable to foreign corporations may be subject to foreign withholding taxes. Corporate shareholders should consult with their tax advisers with respect to the limita-tions on, and possible modifications to, the dividends received deduction.

A Fund may elect to pass through to the shareholders the foreign income and similar taxes paid by the Fund in order to enable such shareholders to take a credit (or deduction) for foreign income taxes paid by the Fund. If such an election is made, shareholders of the Fund, because they are deemed to own a pro rata portion of the foreign securities held by the Fund, must include in their gross income, for federal income tax purposes, both their portion of div-idends received by the Fund and also their portion of the amount which the Fund deems to be the shareholders' portion of foreign income taxes paid with respect to, or withheld from, dividends, interest or other income of the Fund from its foreign investments. Shareholders may then subtract from their federal income tax the amount of such taxes withheld, or else treat such foreign taxes as de-ductions from gross income; however, as in the case of investors receiving in-come directly from foreign sources, the above described tax credit or deduction is subject to certain limitations. The 1997 Act imposes a required holding pe-riod for such credits. Shareholders should consult their tax advisers regarding this election and its consequences to them.

Foreign currency gains and losses realized by the Fund in connection with cer-tain transactions that involve foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. For example, if the Fund sold a foreign stock or bond and part of the gain or loss on the sale was at-tributable to an increase or decrease in the value of a foreign currency, then the currency gain or loss may be treated as ordinary income or loss. If such transactions result in higher net ordinary income, the dividends paid by the Fund will be increased; if such transactions result in lower net ordinary in-come, a portion of dividends paid could be classified as a return of capital.

The Fund may qualify for and make an election permitted under the "pass through" provisions of Section 853 of the Internal Revenue Code, which allows a regulated investment company to elect to have its foreign tax credit taken by its shareholders instead of on its own tax return. To be eligible for this credit, more than 50% of the value of the Fund's total assets at the close of its taxable year must consist of stock or other securities in foreign corpora-tions, and the Fund must meet certain other requirements.

If the Fund makes this election, it may not take any foreign tax credit and may not take a deduction for foreign taxes paid. However, the Fund is allowed to include the amount of foreign taxes paid in a taxable year in its dividends paid deduction. Each shareholder would then include in his gross income, and treat as paid by him, his proportionate share of the foreign taxes paid by the Fund.

If the U.S. government were to impose any restrictions, through taxation or other means, on foreign investments by U.S. investors such as those to be made through the Fund, the Board of Trustees of the Fund will promptly review the policies of the Fund to determine whether significant changes in its invest-ments are appropriate.

Nuveen Balanced Municipal and Stock Fund Tax Matters
In addition to the matters discussed above, the Muni/Stock Fund intends to qualify to pay "exempt-interest" dividends as defined under the Code. Under the Code, at the close of each quarter of its taxable year, if at least 50% of the value of the Fund's total assets consists of obligations described in Code Sec-tion 103(a)) ("Municipal Securities"), the Fund shall be qualified to pay ex-empt-interest dividends to its shareholders. Exempt-interest dividends are div-idends or any part thereof (other than a capital gain dividend) paid by the Fund which are attributable to interest on Municipal Securities (net of ex-penses and any bond premium amortization with respect to Municipal Securities) to the extent such interest is excludible from gross income under Section 103 of the Code and are so designated by the Fund. Exempt-interest dividends will be excluded from gross income of the owners of the shares for federal income tax purposes, except in the case of certain substantial users as described be-low. Such exempt-interest dividends may be taken into account in determining the federal alternative minimum tax, as described below. Insurance proceeds re-ceived by the Muni/Stock Fund under any insurance policies in respect of sched-uled interest payments on defaulted Municipal Securities, as described herein, may be taken into account in determining the amount of exempt-interest divi-dends provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the respective issuer of the Municipal Securities, rather than the insurer, will pay debt service on the Municipal Securities; in the case of non-appropriation by a political subdivision, however, there can be no assur-ance that payments made by the insurer representing interest on such "non-ap-propriation" Municipal Lease Obligations may be taken into account in determin-ing the amount of exempt-interest dividends. All taxpayers are required to re-port to the Internal Revenue Service on their tax returns the amount of tax-ex-empt interest earned during the year, including exempt interest dividends from a Fund.

If the Fund purchases a Municipal Security at a market discount, any gain real-ized by the Fund upon sale or redemption of the Municipal Security will be treated as taxable interest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount gener-ally will be treated as capital gain. The Fund will be required by the Code to allocate its respective expenses proportionately between their tax-exempt in-come and taxable income (excluding net realized long-term capital gains). Dis-tributions to shareholders by the Fund of net income received, if any, from taxable dividends, market discount on Municipal Securities treated as interest and net short-term capital gains, if any, realized by the Fund will be taxable to shareholders as ordinary income. Distributions of net realized long-term capital gains, if any, are taxable as long-term capital gains, as discussed above.

In general, market discount is the amount (if any) by which the stated redemp-tion price at maturity exceeds the Fund's purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued), subject to a statutory de minimis rule. Accretion of market dis-count is taxable as ordinary income. Market discount that accretes while the Fund holds a Municipal Security would be recognized as ordinary income by the Fund when principal payments are received on the Municipal Security, upon sale or at redemption (including early redemption) or at the Fund's election, as such market discount accrues. Market discount income recognized by the Fund will result in taxable dividends to the shareholders.

For purposes of computing the alternative minimum tax for individuals and cor-porations and the Superfund tax for corporations, interest on certain private activity bonds (which includes most industrial and housing bonds) issued on or after August 8, 1986 is included as a prefer-ence item. The Fund will annually supply its shareholders with a report indi-cating the percentage of the Fund's income attributable to Municipal Securities that is treated as a tax preference item for purposes of the federal alterna-tive minimum tax. Moreover, for corporations, the alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all Municipal Securities, and therefore all exempt-interest dividends received from the Fund, are in-cluded in calculating adjusted current earnings. Under current Code provisions, the Superfund Tax does not apply to tax years beginning on or after January 1, 1996. Legislative proposals have been made that would reinstate the Superfund Tax.

Individuals whose "modified income" exceeds a base amount will be subject to federal income tax on up to one-half of their social security benefits. Modi-fied income currently includes adjusted gross income, one-half of social secu-rity benefits and tax-exempt interest, including exempt-interest dividends from the Fund. In addition, individuals whose modified income exceeds certain base amounts are required to include in gross income up to 85% of their social secu-rity benefits.

The interest on private activity bonds in most instances is not federally tax-exempt to a person who is a "substantial user" of a facility financed by such bonds or a "related person" of such "substantial user." As a result, the Fund may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. In general, a "substantial user" of a facility includes a "non-exempt person who regularly uses a part of such facility in his trade or business." "Related per-sons" are in general defined to include persons among whom there exists a rela-tionship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code), including a partnership and each of its partners (and their spouses and minor children), an S corporation and each of its shareholders (and their spouses and minor children) and various combinations of these relationships. The foregoing is not a complete statement of all of the provisions of the Code relating to the definitions of "substantial user" and "related person." For additional in-formation, investors should consult their tax advisers before investing in the Fund.

The Code provides that interest on indebtedness incurred or continued to pur-chase or carry shares of a fund that distributes exempt-interest dividends is not deductible for Federal income tax purposes. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchas-ing or carrying particular assets, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase or ownership of shares.

General

The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the federal income taxation of the Funds and their shareholders and relates only to the federal income tax status of a Fund and to the tax treatment of distribu-tions by a Fund to United States shareholders. For complete provisions, refer-ence should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative ac-tion, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Funds and the income tax consequences to their shareholders, as well as with respect to foreign, state and local tax consequences of ownership of Fund shares.

Nuveen Balanced Municipal and Stock Fund Distributions

The Muni/Stock Fund will pay monthly tax-exempt income dividends to sharehold-ers at a level rate that reflects the past and projected net tax-exempt income of the Fund and that results, over time, in the distribution of substantially all of the Fund's net tax-exempt income. To maintain a more stable monthly dis-tribution, the Fund may from time to time distribute less than the entire amount of net tax-exempt income earned in a particular period. This undistrib-uted net tax-exempt income would be available to supplement future distribu-tions, which might otherwise have been reduced by a decrease in the Fund's monthly net income due to fluctuations in investment income or expenses. As a result, the tax-exempt income distributions paid by the Fund for any particular monthly period may be more or less than the amount of net tax-exempt income ac-tually earned by the Fund during such period. Undistributed net tax-exempt in-come is included in the Fund's net asset value and, correspondingly, distribu-tions from previously undistributed net tax-exempt income are deducted from the Fund's net asset value. It is not expected that this dividend policy will im-pact the management of the Fund's portfolio.

                            PERFORMANCE INFORMATION

Each Fund may quote its yield, distribution rate, beta, average annual total return or cumulative total return in reports to shareholders, sales literature and advertisements each of which will be calculated separately for each class of shares.

In accordance with a standardized method prescribed by rules of the Securities and Exchange Commission ("SEC"), yield is computed by dividing the net invest-ment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:


                            Yield=2[(a-b +1)/6/ -1]
                                      cd

In the above formula, a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. In the case of Class A shares, the maximum offering price includes the current maximum front-end sales charge of 5.75%.

In computing yield, the Funds follow certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Funds use to prepare their annual and interim financial state-ments in conformity with generally accepted accounting principles. Thus, yield may not equal the income paid to shareholders or the income reported in a Fund's financial statements.

                                  Yield (As of June 30, 2000)
                                -------------------------------
                                Class A Class B Class C Class R
                                ------- ------- ------- -------
      Nuveen Growth and Income
       Stock Fund.............   0.26%     --      --    0.53%
      Nuveen European Value
       Fund...................   0.89%   0.19%   0.19%   1.19%
      Nuveen Balanced Stock
       and Bond Fund..........   2.32%   1.69%   1.69%   2.72%
      Nuveen Balanced Munici-
       pal and Stock Fund.....   2.81%   2.23%   2.23%   3.23%

The Funds may from time to time in their advertising and sales materials report a quotation of their current distribution rate. The distribution rate repre-sents a measure of dividends distributed for a specified period. The distribu-tion rate is computed by taking the most recent dividend per share, multiplying it as needed to annualize it, and dividing by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as rein-vestments from Nuveen Defined Portfolios, or the maximum public offering price). The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a Fund may be paying out more than it is earning and because it may not include the effect of amortization of bond pre-miums to the extent such premiums arise after the bonds were purchased.

The distribution rates as of the period quoted, based on the maximum public of-fering price then in effect for the Funds, and assuming the imposition of the maximum sales charge for Class A Shares of 5.75% were as follows:

                                                       Distribution Rates
                                                      (as of June 30, 2000)
                                                 -------------------------------
                                                 Class A Class B Class C Class R
                                                 ------- ------- ------- -------
Nuveen Growth and Income Stock Fund.............  0.99%   0.27%   0.27%   1.31%
Nuveen European Value Fund......................  0.75%   0.14%   0.14%   1.01%
Nuveen Balanced Stock and Bond Fund.............  2.47%   1.85%   1.85%   2.88%
Nuveen Balanced Municipal and Stock Fund........  2.44%   1.82%   1.82%   2.83%

A Fund may from time to time in its advertising and sales literature quote its beta. Beta is a standardized measure of a security's risk (variability of re-turns) relative to the overall market, i.e. the proportion of the variation in the security's returns that can be explained by the variation in the return of the overall market. For example, a security with a beta of 0.85 is expected to have returns that are 85% as variable as overall market returns. Conversely, a security with a beta of 1.25 is expected to have returns that are 125% as varaible as overall market returns. The beta of the overall market is by defi-nition 1.00.

  The formula for beta is given by:

      Beta = S A * B / C

    where

      A = (Xi - X), i=1,..., N
      B = (Yi - Y), i=1,..., N
      C = S (Xi - X)/2/, i=1,..., N
      Xi = Security Return in period i
      Yi = Market Return in period i
      X = Average of all observations Xi
      Y = Average of all observations Yi
      N = Number of observations in the measurement period

The beta for the Growth/Income Fund on June 30, 1998, 1999 and 2000 was 0.77,
1.00 and .85%, respectively. The beta equals the weighted average of the betas for each stock in the Fund's investment portfolio. The beta for each stock in the Fund's portfolio was calculated based on weekly returns for the periods ended June 30, 1998, 1999 and 2000 and using the S&P 500 Index as the market benchmark.

All total return figures assume the reinvestment of all dividends and measure the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a Fund over a specified period of time. Average annual total return figures are annualized and therefore represent the average annual percentage change over the specified period. Cumulative total return figures are not annualized and represent the aggregate percentage or dollar value change over a stated period of time. Average annual total return and cumulative total return are based upon the historical results of a Fund and are not necessarily representative of the future performance of a Fund.

The average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical $1,000 investment ("initial investment") in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation as-sumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period.

Calculation of cumulative total return is not subject to a prescribed formula. Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, deducting (in some cases) the maximum sales charge, and computing the "redeem-able value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by a Fund have been reinvested at net asset value on the reinvest-ment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical investment over the period. Cumula-tive total return calculations that do not include the effect of the sales charge would be reduced if such charge were included. Average annual and cumu-lative total returns may also be presented in advertising and sales literature without the inclusion of sales charges.

From time to time, each Fund may compare its risk-adjusted performance with other investments that may provide different levels of risk and return. For ex-ample, a Fund may compare its risk level, as measured by the variability of its periodic returns, or its risk-adjusted total return, with those of other funds or groups of funds. Risk-adjusted total return would be calculated by adjusting each investment's total return to account for the risk level of the investment.

The risk level for a class of shares of a Fund, and any of the other invest-ments used for comparison, would be evaluated by measuring the variability of the investment's return, as indicated by the standard deviation of the invest-ment's monthly returns over a specified measurement period (e.g., two years). An investment with a higher standard deviation of monthly returns would indi-cate that a fund had greater price variability, and therefore greater risk, than an investment with a lower standard deviation.

The risk-adjusted total return for a class of shares of a Fund and for other investments over a specified period would be evaluated by dividing (a) the re-mainder of the investment's annualized two-year total return, minus the annualized total return of an investment in Treasury bill securities (essen-tially a risk-free return) over that period, by (b) the standard deviation of the investment's monthly returns for the period. This ratio is sometimes re-ferred to as the "Sharpe measure" of return. An investment with a higher Sharpe measure would be regarded as producing a higher return for the amount of risk assumed during the measurement period than an investment with a lower Sharpe measure.

Class A Shares of each Fund are sold at net asset value plus a current maximum sales charge of 5.75% of the offering price. This current maximum sales charge will typically be used for purposes of calculating performance figures. Returns and net asset value of each class of shares of the Funds will fluctuate. Fac-tors affecting the performance of the Funds include general market conditions, operating expenses and investment management. Any additional fees charged by a securities representative or other financial services firm would reduce returns described in this section. Shares of the Funds are redeemable at net asset val-ue, which may be more or less than original cost.

In reports or other communications to shareholders or in advertising and sales literature, a Fund may also compare its performance or the performance of its portfolio manager with that of, or reflect the performance of: (1) the Consumer Price Index; (2) equity mutual funds or mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), Wiesenberger Investment Companies Service ("Wiesenberger") and CDA Investment Technologies, Inc. ("CDA") or similar independent services which monitor the performance of mutual funds, or other industry or financial publications such as Barron's, Changing Times, Forbes and Money Magazine; and/or (3) the S&P 500 Index, the S&P/Barra Value Index, the Lehman Aggregate Bond Index, or unmanaged indices reported by Lehman Brothers. Performance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year, or other types of total return and performance figures. Any given performance quotation or performance comparison should not be considered as representative of the performance of the Funds for any future period. In addition, the European Value Fund may also present economic statistics obtained from governmental agencies or industry or financial publications comparing Europe or countries participat-ing in European Monetary Union to the U.S. Additionally, the Fund may discuss certain economic and financial trends existing in Europe in order to illustrate the general investment opportunities there. The Fund may present historical performance of certain European countries, as reported by Morgan Stanley Capi-tal International, or other independent data providers, as a way to show the opportunities provided by European countries. The Fund may also show the his-torical performance of certain European equity market indicies to compare against other international equity market indices and to show how maintaining investments in both European stocks and U.S. stocks may moderate risk. This data is obtained from independent services such as Morgan Stanley Capital In-ternational and Ibbotson Associates, Inc.

There are differences and similarities between the investments which the Funds may purchase and the investments measured by the indexes and reporting services which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. Lipper, Morningstar, Wiesenberger and CDA are widely recognized mutual fund reporting services whose performance calculations are based upon changes in net asset value with all dividends reinvested and which do not include the effect of any sales charges.

Each Fund may also from time to time in its advertising and sales literature compare its current yield or total return with the yield or total return on taxable investments such as corporate or U.S. Government bonds, bank certifi-cates of deposit (CDs) or money market funds or indices that represent these types of investments. U.S. Government bonds are long-term investments backed by the full faith and credit of the U.S. Government. Bank CDs are generally short-term, FDIC-insured investments, which pay fixed principal and interest but are subject to fluctuating rollover rates. Money market funds are short-term in-vestments with stable net asset values, fluctuating yields and special features enhancing liquidity.

Nuveen Growth and Income Stock Fund
The Fund commenced operations on August 7, 1996. The table below represents the investment returns for the specified periods on the Fund's Class A, Class B, Class C and Class R shares. The total return figures for Class A shares are shown both with and without the effect of the maximum sales charge. The total return figures for the Class B shares include the effect of the applicable Con-tingent Deferred Sales Charge ("CDSC").

                        Nuveen Growth and Income Stock Fund
            --------------------------------------------------------------------
                                           Average Annual Total
                                                  Return         Cumulative
                                           -------------------- ------------
                                                      8/7/96       8/7/96
                                           7/1/99- (inception)- (inception)-
                                           6/30/00   6/30/00      6/30/00
                                           ------- ------------ ------------
        Class ANAV........................  -5.33%    15.67%       76.29%
        Class APOP........................ -10.77%    13.92%       66.16%
        Class B...........................  -9.57%    14.30%       68.34%
        Class C...........................  -5.97%    14.79%       71.17%
        Class R...........................  -5.13%    15.97%       78.12%

The table below presents annual investment returns for the ICAP Discretionary Equity Composite between December 31, 1990 and December 31, 1999 and the return for the first half of 2000. The ICAP Discretionary Equity Composite represents the composite performance of the 38 managed accounts totalling approximately $3.2 billion for which ICAP serves as investment adviser and that have the same investment objectives and policies as the Fund.

                                     Annual Total Returns for the Year Ending December 31,
                                ------------------------------------------------------------------------------
                          1/1/00-
                          6/30/00   1999   1998   1997   1996   1995   1994    1993   1992   1991   1990
------------------------------------------------------------------------------------------------------------------
ICAP Discretionary
 Equity Composite
 (Gross)................   (2.54)%  15.91 11.20% 29.60% 26.44% 38.16%  1.95%  16.58%  7.38% 33.63%  1.47%
ICAP Discretionary
 Equity Composite (Net).   (3.20)% 14.42%  9.74% 27.98% 24.84% 36.46%  0.60%  15.09%  5.97% 31.97%  0.12%
S&P 500.................   (0.42)% 21.04% 28.58% 33.36% 22.96% 37.58%  1.32%  10.08%  7.62% 30.47% (3.10)%
S&P/Barra Value Index...   (4.07)% 12.72% 14.68% 29.99% 21.99% 37.00% (0.63)% 18.60% 10.53% 22.56% (6.85)%
Lipper Large Cap Value
 Index..................   (1.99)% 10.78% 18.24% 28.47% 21.07% 33.24%  0.18%  13.27%  8.65% 30.62% (4.05)%

Nuveen Balanced Stock and Bond Fund
The Fund commenced operations on August 7, 1996. The table below represents the investment returns for the specified periods on the Fund's Class A, Class B, Class C and Class R shares. The total return figures for Class A shares are shown both with and without the effect of the maximum sales charge. The total return figures for the Class B shares include the effect of the applicable CDSC.

                       Nuveen Balanced Stock and Bond Fund
     ---------------------------------------------------------------------------
                                           Average Annual Total
                                                  Return         Cumulative
                                           -------------------- ------------
                                                      8/7/96       8/7/96
                                           7/1/99- (inception)- (inception)-
                                           6/30/00   6/30/00      6/30/00
                                           ------- ------------ ------------ ---
      Class ANAV.......................... -1.23%     11.91%       55.02%
      Class APOP.......................... -6.92%     10.22%       46.11%
      Class B............................. -5.67%     10.52%       47.65%
      Class C............................. -1.93%     11.10%       50.70%
      Class R............................. -1.02%     12.17%       56.45%

The table below presents annual investment returns for the ICAP Balanced Com-posite between December 31, 1990 and December 31, 1999 and the return for the first half of 2000. The ICAP Balanced Composite represents the composite per-formance of the six managed accounts totalling approximately $264 million for which ICAP serves as investment adviser and that have the same investment ob-jectives and policies as the Fund.

                                           Annual Total Returns for the Year Ending December 31,
                              ---------------------------------------------------------------------------------
                         1/1/00-
                         6/30/00 1999   1998   1997   1996   1995   1994    1993  1992   1991   1990
------------------------------------------------------------------------------------------------------------------
ICAP Balanced Composite
 (Gross)................  0.31%  8.96% 12.55% 19.68% 17.52% 29.09%  0.21%  13.81% 7.34% 31.04%  2.69%
ICAP Balanced Composite
 (Net).................. (0.29)% 7.68% 11.24% 18.31% 16.17% 27.64% (0.99)% 12.50% 6.08% 29.58%  1.47%
Balance Fund Market
 Benchmark Index........ (0.87)% 7.84% 13.00% 20.82% 14.59% 27.56%  0.01%  10.85% 6.27% 13.30% (3.85)%
Lipper Balanced Index...  1.74%  8.98% 15.09% 20.31% 13.01% 24.88% (2.04)% 11.94% 7.47% 25.84%  0.65%

The gross performance results of the ICAP Discretionary Equity Composite and the ICAP Balanced Composite reflect the investment performance of the respec-tive composites before deduction of any investment advisory fees or other ex-penses. The net performance results of the ICAP Discretionary Equity Composite and the ICAP Balanced Composite reflect the deduction of the annual operating expenses for the most recent fiscal year (without waivers or reimbursements) for Class A shares of the Growth/Income Fund and the Stock/Bond Fund, respec-tively, as summarized in the Prospectus and may be compared to the performance of the indices referenced below. The performance information above of the ICAP Discretionary Equity Composite and ICAP Balanced Composite reflects the past performance achieved by ICAP's managed accounts and does not reflect past per-formance of the Funds and should not be interpreted as indicative of future performance of a Fund. Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") is a widely recognized, unmanaged index of common stock prices. The S&P/Barra Value Index consists of the "value" half of the S&P 500 Index. In this capitalization weighted index, firms have higher book-to-price ratios and are generally slower growing firms with less potential for returns but lower volatility (relative to the "growth" half). S&P 500 and the S&P/Barra Value re-turns assume reinvestment of all dividends paid by the stocks included in the index, but do not include brokerage commissions or other fees an investor would incur by investing in the portfolio of stocks comprising the index. The Lipper Large Cap Value Index represents the composite returns of the 30 largest funds comprising the Lipper Large Cap Value Objective and assumes reinvestment of all fund dividends and distributions. The Balanced Fund Market Benchmark Index rep-resents the investment performance of an unmanaged index comprised 60% of the S&P/Barra Value and 40% of the Lehman Brothers Intermediate Treasury Index (the "Lehman Index"). The Lehman Index is an unmanaged index of all public obliga-tions of the U.S. Treasury, U.S. Government agencies, quasi-federal corpora-tions and corporate debt guaranteed by the U.S. Government with maturities be-tween one and ten years and an outstanding par value of at least $100 million. The Lipper Balanced Index represents the composite returns of the 30 largest funds comprising the Lipper Balanced Objective and assumes reinvestment of all fund dividends and distributions.

Nuveen Balanced Municipal and Stock Fund
The Fund commenced investment operations on August 7, 1996. The table below represents the investment returns for the periods specified on the Fund's Class A, Class B, Class C and Class R shares. The total return figures for Class A shares are shown both with and without the effect of the maximum sales charge. The total return figures for the Class B shares include the effect of the ap-plicable CDSC.

                       Nuveen Balanced Municipal and Stock Fund
     ---------------------------------------------------------------------------
                                               Average Annual Total
                                                      Return         Cumulative
                                               -------------------- ------------
                                                          8/7/96       8/7/96
                                               7/1/99- (inception)- (inception)-
                                               6/30/00   6/30/00      6/30/00
                                               ------- ------------ ------------
      Class ANAV..............................  -0.83%    9.35%        41.67%
      Class APOP..............................  -6.52%    7.70%        33.52%
      Class B.................................  -5.42%    7.95%        34.73%
      Class C.................................  -1.57%    8.54%        37.62%
      Class R.................................  -0.64%    9.63%        43.05%

Nuveen European Value Fund
The Fund commenced operations on May 29, 1998. The table below represents the investment returns for the specified periods on the Fund's Class A, Class B, Class C and Class R shares. The total return figures for Class A shares are shown both with and without the effect of the maximum sales charge. The total return figures for the Class B shares include the effect of the applicable CDSC.

                              Nuveen European Value Fund
     ---------------------------------------------------------------------------
                                               Average Annual Total
                                                      Return         Cumulative
                                               -------------------- ------------
                                                         5/29/98      5/29/98
                                               7/1/99- (inception)- (inception)-
                                               6/30/00   6/30/00      6/30/00
                                               ------- ------------ ------------
      Class ANAV.............................. 17.22%     8.43%        18.43%
      Class APOP.............................. 10.48%     5.40%        11.62%
      Class B................................. 12.34%     5.86%        12.63%
      Class C................................. 16.29%     7.62%        16.58%
      Class R................................. 17.44%     8.68%        19.00%

Total returns reflect past performance and are not predictive of future re-sults.

After-tax Performance of Balanced Portfolios
Nuveen has examined the historical after-tax performance of various balanced portfolios, combining stocks with either municipal bonds, corporate bonds, or Treasury bonds. The after-tax risk return trade-offs for various allocations were derived by tracking the performance of hypothetical portfolios over the 1978-1997 period. All investment income produced by the portfolio is reinvest-ed, along with the after-tax proceeds from an assumed 20% annualized turnover rate. The allocations between the two assets were allowed to roam within a 5% band around their target before rebalancing. Taxes were computed on the portfo-lio level (realized losses offset gains) and at historical tax rates assuming each year's tax rate applicable to a single investor who earned $100,000 in 1997 dollars. All portfolios were liquidated at period end and the existing tax liability was paid. The asset class returns were represented by the following indices:

  Municipal Bonds--
                  Lehman Brothers Long Municipal Index (Prior to 1980 municipals were based on a synthetic index created by Nuveen based on the Bond Buyer 20 Index and other market data pub-lished by The Bond Buyer, using Lehman's methodology.)

Total returns reflect past performance and are not predictive of future re-sults.
  Treasury Bonds--Lehman Brothers Long Treasury Index
  Corporate Bonds--
                  Lehman Brothers Long Corporate Index
  S&P 500 Stocks--Ibbotson Associates Large Company Stock Index

The average annual after-tax returns for these various balanced portfolios for the 1978-1997 period were as follows:

        Equity              Municipal                     Corporate                     Treasury
        Portion               Mixes                         Mixes                        Mixes
            ------------------------------------------------------------------------------------
        100%                  12.51%                        12.51%                       12.51%
         80                   11.77                         11.30                        11.29
         60                   11.02                         10.07                        10.06
         40                   10.27                          8.73                         8.69
         20                    9.33                          7.39                         7.34
          0                    8.42                          5.95                         5.91

Over the 1978-1997 time period, balanced portfolios combining municipals and equities provided superior after-tax returns and lower levels of risk (measured by variability of periodic returns) than Treasury and corporate blends having similar maturities, under the assumptions described above.

The addition of 20% municipals to an otherwise all-equity portfolio would have sacrificed only 74 basis points in annual after-tax return, while reducing risk by a seventh. Conversely, in comparison to an all-municipal bond portfolio, a balanced portfolio of 60% municipals and 40% equities offered 185 basis points in additional annual-tax return with virtually no more risk.

                   ADDITIONAL INFORMATION ON THE PURCHASE AND
               REDEMPTION OF FUND SHARES AND SHAREHOLDER PROGRAMS

As described in the Prospectuses, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and pref-erences.

Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any dis-tribution or service plan applicable to its shares. As a result of the differ-ences in the expenses borne by each class of shares, net income per share, div-idends per share and net asset value per share will vary among a Fund's classes of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert into Class A shares as de-scribed below.

Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distri-bution and service fees.

The expenses to be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and post-age expenses related to preparing and distributing materials such as share-holder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) Securities and Exchange Commission ("SEC") and state securities registration fees incurred by a specific class of shares, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal ex-penses relating to a specific class of shares, (vi) directors' fees or expenses incurred as a result of issues relating to a specific class of shares, (vii) accounting expenses relating to a specific class of shares and (viii) any addi-tional incremental expenses subsequently identified and determined to be prop-erly allocated to one or more classes of shares.

Class A Shares

You may purchase Class A Shares at a public offering price equal to the appli-cable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. You may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A Shares are also subject to an annual service fee of .25%. See "Distribution and Service Plans." Set forth below is an example of the method of computing the offering price of the Class A shares of each of the Funds. The example assumes a purchase on June 30, 2000 of Class A shares from a Fund ag-gregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

                                Growth/Income European Value Stock/Bond Muni/Stock
                                Fund          Fund           Fund       Fund
                                ------------- -------------- ---------- ----------
      Net Asset Value per
       share..................   $    24.35      $ 23.34     $   25.20  $   24.31
      Per Share Sales Charge--
       5.75% of public
       offering price (6.12%,
       6.08%, 6.11% and 6.09%,
       respectively, of net
       asset value per
       share).................   $     1.49      $  1.42     $    1.54  $    1.48
                                 ----------      -------     ---------  ---------
      Per Share Offering Price
       to the Public..........   $    25.84      $ 24.76     $   26.74  $   25.79
      Shares Outstanding (as
       of June 30, 2000)......   27,505,938      144,470     2,082,169  3,841,415

Each Fund receives the entire net asset value of all Class A Shares that are sold. Nuveen retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to Authorized Dealers.

Certain commercial banks may make Class A Shares of the Funds available to their customers on an agency basis. Pursuant to the agreements between Nuveen and these banks, some or all of the sales charge paid by a bank customer in connection with a purchase of Class A Shares may be retained by or paid to the bank. Certain banks and other financial institutions may be required to regis-ter as securities dealers in certain states.

Reduction or Elimination of Up-Front Sales Charge on Class A Shares and Class R Share Purchase Availability

Rights of Accumulation
You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if the amount of your purchase, when added to the value that day of all of your prior purchases of shares of any Fund or of another Nuveen Mutual Fund or Nuveen exchange-traded fund, or units of a Nuveen Defined Portfolio, on which an up-front sales charge or ongoing distribution fee is imposed, or is normally imposed, falls within the amounts stated in the Class A sales charges and commissions table in "How You Can

Buy and Sell Shares" in the Funds' Prospectus. You or your financial advisor must notify Nuveen or the Fund's transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of a Fund that you wish to qualify for a reduced sales charge.

Letter of Intent
You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A sales charges and commissions table in "How You Can Buy and Sell Shares " in the Fund's Prospectus. In order to take advantage of this option, you must com-plete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to the Fund's transfer agent a written Letter of In-tent that contains the same information and representations contained in the Application Form. A Letter of Intent states that you intend, but are not obli-gated, to purchase over the next 13 months a stated total amount of Class A shares that would qualify you for a reduced sales charge shown above. You may count shares of a Nuveen Mutual Fund that you already own on which you paid an up-front sales charge or an ongoing distribution fee and any Class B and Class C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months to-wards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund, a Nuveen Exchange-Traded Fund or a Nuveen Defined Portfolio, or otherwise.

By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial advisor, Nuveen will redeem an ap-propriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

You or your financial advisor must notify Nuveen or the Funds' transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

Reinvestment of Nuveen Defined Portfolio Distributions
You may purchase Class A Shares without an up-front sales charge by reinvest-ment of distributions from any of the various defined portfolios sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases.

Group Purchase Programs
If you are a member of a qualified group, you may purchase Class A Shares of any Fund or of another Nuveen Mutual Fund at the reduced sales charge applica-ble to the group's purchases taken as a whole. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publi-cations in mailings to members and has agreed to comply with certain adminis-trative requirements relating to its group purchases.

Under any group purchase program, the minimum initial investment in Class A Shares of any particular Fund or portfolio for each participant in the program is $50 per share class per Fund, provided that the group initially invests at least $3,000 in the Fund and the minimum monthly investment in Class A Shares of any particular Fund or portfolio by each participant is $50. No certificate will be issued for any participant's account. All dividends and other distri-butions by a Fund will be reinvested in additional Class A Shares of the same Fund. No participant may utilize a systematic withdrawal program.

To establish a group purchase program, both the group itself and each partici-pant must fill out the appropriate application materials, which the group ad-ministrator may obtain from the group's financial advisor, by calling Nuveen toll-free at 800-257-8787.

Reinvestment of Redemption Proceeds from Unaffiliated Funds Subject to Merger or Closure
You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through an Authorized Dealer and represents the reinvestment of the proceeds of the redemption of shares of one or more regis-tered investment companies not affiliated with Nuveen that are subject to merger or closure. You must provide appropriate documentation that the redemp-tion occurred not more than one year prior to the reinvestment of the proceeds in Class A Shares, and that you either paid an up-front sales charge or were subject to a contingent deferred sales charge in respect of the redemption of such shares of such other investment company.

Elimination of Sales Charge on Class A Shares
Class A Shares of a Fund may be purchased at net asset value without a sales charge by the following categories of investors:

  . investors purchasing $1,000,000 or more; Nuveen may pay Authorized Deal-ers on Class A sales of $1.0 million and above up to an additional 0.25% of the purchase amount;

  .  officers, trustees and former trustees of the Nuveen Funds;

  . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transac-tion fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their serv-ices; and

  . with respect to the Growth/Income, Stock/Bond Fund and European Value Fund, any eligible employer-sponsored qualified defined contribution re-tirement plan. Eligible plans are those with at least 25 employees and which either (a) make an initial purchase of one or more Nuveen mutual funds aggregating $500,000 or more; or (b) execute a Letter of Intent to purchase in the aggregate $500,000 or more of fund shares. Nuveen will pay Authorized Dealers a sales commission on such purchases equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount purchased over $5.0 million.

Also, investors will be able to buy Class A shares at net asset value by using the proceeds of sales of Nuveen Exchange-Traded fund shares or the termination/maturity proceeds from Nuveen Defined Portfolios. You must provide Nuveen appropriate documentation that the fund sale or Defined Portfolio termination/maturity occurred not more than one year prior to reinvestment. In addition, investors also may buy Class A shares at net asset value without a sales charge by directing their monthly dividends from Nuveen Exchange-Traded funds.

For investors that purchased Class A Shares at net asset value because they purchased such shares through an eligible employer-sponsored qualified defined contribution plan or because the purchase amount equaled or exceeded $1 mil-lion and the Authorized Dealer did not waive the sales commission, a contin-gent deferred sales charge of 1.00% will be assessed on redemptions within 18 months of purchase.

Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by a Fund. You or your finan-cial advisor must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Class A Shares of any Fund that you wish to be covered under these special sales charge waivers.

Class A Shares of a Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment com-pany. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by each Fund.

In determining the amount of your purchases of Class A Shares of any Fund that may qualify for a reduced sales charge, the following purchases may be com-bined: (1) all purchases by a trustee or other fiduciary for a single trust, estate or fiduciary account; (2) all purchases by individuals and their immedi-ate family members (i.e., their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons-and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings); or (3) all purchases made through a group purchase program as described above.

Class R Share Purchase Eligibility
Class R Shares are available for purchases of $10 million or more and for pur-chases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors and pen-sion, profit-sharing, 401(k), IRA or other similar plans maintained by or for the benefit of such persons:

  . officers, trustees and former trustees of the Trust or any Nuveen-spon-sored registered investment company and their immediate family members or trustees/directors of any fund sponsored by Nuveen, any parent com-pany of Nuveen and subsidiaries thereof and their immediate family mem-bers;

  . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . officers, directors or bona fide employees of any investment advisory partner of Nuveen that provides sub-advisory services for a Nuveen prod-uct, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates, or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transac-tion fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their serv-ices; and

  . any shares purchased by investors falling within any of the first five categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by a Fund.

In addition, purchasers of Nuveen Defined Portfolios may reinvest their distri-butions from such defined portfolios in Class R Shares, if, before September 6, 1994, such purchasers had elected to reinvest distributions in Nuveen Fund shares (before June 13, 1995 for Nuveen Municipal Bond Fund shares). Sharehold-ers may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund. You may also exchange Class R Shares of the Fund for Class A Shares without a sales charge if the current net asset value of your Class R Shares is at least $3,000 (or you already own Class A Shares).

The reduced sales charge programs may be modified or discontinued by the Funds at any time. To encourage their participation, the Funds waives the sales charge on Class A Shares and offers Class R Shares to trustees and officers of the Trust and other affiliated persons of the Trust and Nuveen as noted above.

If you are eligible to purchase either Class R Shares or Class A Shares without a sales charge at net asset value, you should be aware of the differences be-tween these two classes of shares. Class A Shares are subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing ac-count services. Class R Shares are not subject to a distribution or service fee and, consequently, holders of Class R Shares may not receive the sale types or levels of services from Authorized Dealers. In choosing between Class A Shares and Class R Shares, you should weigh the benefits of the services to be pro-vided by Authorized Dealers against the annual service fee imposed upon the Class A Shares.

For more information about the purchase of Class A Shares or the reduced sales charge program, or to obtain the required application forms, call Nuveen In-vestor Services toll-free at (800) 257-8787.

Class B Shares

You may purchase Class B Shares at a public offering price equal to the appli-cable net asset value per share without any up-front sales charge. Since Class B Shares are sold without an initial sales charge, the full amount of your pur-chase payment will be invested in Class B Shares. Class B Shares are subject to an annual distribution fee to compensate Nuveen for its costs in connection with the sale of Class B shares, and are also subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing financial ad-vice and other account services.

You may be subject to a CDSC if you redeem your Class B shares prior to the end of the sixth year after purchase. See "Reduction or Elimination of Contingent Deferred Sales Charge" below. Nuveen compensates Authorized Dealers for sales of Class B Shares at the time of sale at the rate of 4.00% of the amount of Class B Shares purchased, which represents a sales commission of 3.75% plus an advance on the first year's annual service fee of .25%.

Class B Shares acquired through the reinvestment of dividends are not subject to a CDSC. Any CDSC will be imposed on the lower of the redeemed shares' cost or net asset value at the time of redemption.

Class B Shares will automatically convert to Class A Shares eight years after purchase. The purpose of the conversion is to limit the distribution fees you pay over the life of your investment. All conversions will be done at net asset value without the imposition of any sales load, fee, or other charge, so that the value of each shareholder's account immediately before conversion will be the same as the value of the account immediately after conversion. Class B Shares acquired through reinvestment of distributions will convert into Class A Shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B Shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B Shares in accordance with such procedures as the Board of Trustees may determine from time to time. Class B Shares that are converted to Class A Shares will remain subject to an annual service fee that is identical in amount for both Class B Shares and Class A Shares. Since net asset value per share of the Class B Shares and the Class A Shares may differ at the time of conversion, a shareholder may receive more or fewer Class A Shares than the number of Class B Shares converted. Any conver-sion of Class B Shares into Class A Shares will be subject to the continuing availability of an opinion of counsel or a private letter ruling from the In-ternal Revenue Service to the effect that the conversion of shares would not constitute a taxable event under federal income tax law. Conversion of Class B Shares into Class A Shares might be suspended if such an opinion or ruling were no longer available.

Class C Shares

You may purchase Class C Shares at a public offering price equal to the appli-cable net asset value per share without any up-front sales charge. Class C Shares are subject to an annual distribution fee of .75% to compensate Nuveen for paying your financial advisor an ongoing sales commission. Class C Shares are also subject to an annual service fee of .25% to compensate Authorized Dealers for providing you with on-going financial advice and other account services. Nuveen compensates Authorized Dealers for sales of Class C Shares at the time of the sale at a rate of 1% of the amount of Class C Shares purchased, which represents an advance of the first year's distribution fee of .75% plus an advance on the first year's annual service fee of .25%. See "Distribution and Service Plans."

Redemptions of Class C Shares within 12 months of purchase may be subject to a CDSC of 1% of the lower of the purchase price or redemption proceeds. Because Class C Shares do not convert to Class A Shares and continue to pay an annual distribution fee indefinitely, Class C Shares should normally not be purchased by an investor who expects to hold shares for significantly longer than eight years.

Reduction or Elimination of Contingent Deferred Sales Charge

Class A Shares are normally redeemed at net asset value, without any CDSC. How-ever, in the case of Class A Shares purchased at net asset value because the purchase amount equaled or exceeded $1 million or pursuant to an eligible em-ployer-sponsored defined contribution plan described above, where the Autho-rized Dealer did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemp-tions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase.

In determining whether a CDSC is payable, a Fund will first redeem shares not subject to any charge or that represent an increase in the value of a Fund ac-count due to capital appreciation, and then will redeem shares held for the longest period, unless the shareholder specifies an-other order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund or Nuveen money market fund. The holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. The CDSC is calculated based on the lower of the redeemed shares' cost or net asset value at the time of the redemption and is deducted from the redemption pro-ceeds. Nuveen receives the amount of any CDSC shareholders pay. If Class A, Class B or Class C shares subject to a CDSC are exchanged for shares of a Nuveen money market fund, the CDSC would be imposed on the subsequent redemp-tion of those money market fund shares, and the period during which the share-holder holds the money market fund shares would be counted in determining the remaining duration of the CDSC. A Fund may elect not to so count the period during which the shareholder held the money market fund shares, in which event the amount of any applicable CDSC would be reduced in accordance with applica-ble SEC rules by the amount of any 12b-1 plan payments to which those money market funds shares may be subject.

The CDSC may be waived or reduced under the following circumstances: (i) in the event of total disability (as evidenced by a determination by the federal So-cial Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (ii) in the event of the death of the shareholder (including a registered joint owner);
(iii) for redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account's net as-set value depending on the frequency of the plan as designated by the share-holder; (iv) involuntary redemptions caused by operation of law; (v) redemp-tions in connection with a payment of account or plan fees; (vi) redemptions in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund's shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; (vii) redemptions in connection with the exercise of a Fund's right to redeem all shares in an ac-count that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of a Fund; (viii) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the break-points under which the up-front sales charge on Class A Shares is reduced pur-suant to Rule 22d-1 under the Act; (ix) redemptions of shares purchased under circumstances or by a category of investors for which Class A Shares could be purchased at net asset value without a sales charge; and (x) redemptions of Class A, Class B or Class C Shares if the proceeds are transferred to an ac-count managed by another Nuveen Adviser and the adviser refunds the advanced service and distribution fees to Nuveen. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 of the Investment Company Act of 1940, as amend-ed.

In addition, the CDSC will be waived in connection with the following redemp-tions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a dis-tribution without penalty under Section 72(t) of the Internal Revenue Code ("Code") from a retirement plan: (a) upon attaining age 59 1/2, (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connec-tion with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer's plan or IRA; and (iv) redemptions resulting from the return of an excess con-tribution. The CDSC will also be waived in connection with the following re-demptions of shares held in an IRA account: (i) for redemptions made pursuant to an IRA systematic withdrawal based on the shareholder's life expectancy in-cluding, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59 1/2; and (ii) for redemptions to sat-isfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the sharehold-er's Nuveen IRA accounts).

Shareholder Programs

Exchange Privilege
You may exchange shares of a class of any of the Funds for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by sending a written request to the ap-plicable Fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Sta-tion, New York, NY 10274-5186. Similarly, Class A, Class B, Class C and Class R Shares of other Nuveen Mutual Funds may be exchanged for the same class of shares of a Fund at net asset value without a sales charge. Exchanges of shares from any Nuveen money market fund will be made into Class A Shares, Class B Shares, Class C Shares or Class R Shares (if eligible) of a Fund at the public offering price. If, however, a sales charge has previously been paid on the in-vestment represented by the exchanged shares (i.e., the shares to be exchanged were originally issued in exchange for shares on which a sales charge was paid), the exchange of shares from a Nuveen money market fund will be made into shares of a Fund at net asset value. All shares may be exchanged for shares of any Nuveen money market fund.

If you exchange shares subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares.

The shares to be purchased must be offered in your state of residence and you must have held the shares you are exchanging for at least 15 days. The total value of exchanged shares must at least equal the minimum investment require-ment of the Nuveen Mutual Fund being purchased. For federal income tax purpos-es, any exchange constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Pro-spectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone ex-changes by checking the applicable box on the Application Form or by calling Nuveen Investor Services toll-free at 800-257-8787 to obtain an authorization form. The exchange privilege may be modified or discontinued by a Fund at any time.

The exchange privilege is not intended to permit a Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfo-lio management, raise expenses, and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange ac-tivity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, each Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law.

Reinstatement Privilege
If you redeemed Class A, Class B or Class C Shares of a Fund or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. This reinstatement privi-lege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appro-priate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC and the CDSC paid at redemption will be refund-ed. The federal income tax consequences of any capital gain realized on a re-demption will not be affected by reinstatement, but a capital loss may be dis-allowed in whole or in part depending on the timing, the amount of the rein-vestment and the fund from which the redemption occurred.

Suspension of Right of Redemption
Each Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission so that trading of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the Securities and Exchange Com-mission by order may permit for protection of Fund shareholders.

Redemption In Kind
The Funds have reserved the right to redeem in kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although the Funds have no present intention to redeem in kind. The Funds vol-untarily have committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of the ninety-day period.

General Matters

The Funds may encourage registered representatives and their firms to help ap-portion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in equity se-curities, equity and debt securities, or equity and municipal securities.

Upon notice to all Authorized Dealers, Nuveen may reallow to Authorized Dealers electing to participate up to the full applicable Class A Share up-front sales charge during periods and for transactions specified in the notice. The reallowances made during these periods may be based upon attainment of minimum sales levels.

In addition to the types of compensation to dealers to promote sales of Fund shares that are described in the Funds' Prospectus, Nuveen may from time to time make additional reallowances only to certain authorized dealers who sell or are expected to sell certain minimum amounts of shares of the Nuveen Mutual Funds and Nuveen Defined Portfolios during specified time periods. Promotional support may include providing sales literature to and holding informational or educational programs for the benefit of such Authorized Dealers' representa-tives, seminars for the public, and advertising and sales campaigns. Nuveen may reimburse a participating Authorized Dealer for up to one-half of specified me-dia costs incurred in the placement of advertisements which jointly feature the Authorized Dealer and Nuveen Funds and Nuveen Defined Portfolios.

Such reimbursement will be based on the number of its financial advisors who have sold Nuveen Fund shares and Nuveen Defined Portfolios units during the prior calendar year according to an established schedule. Any such support or reimbursement would be provided by Nuveen out of its own assets, and not out of the assets of the Funds, and will not change the price an investor pays for shares or the amount that a Fund will receive from such a sale. The staff of the Securities and Exchange Commission takes the position that dealers who re-ceive 90% or more of the applicable sales charge may be deemed underwriters un-der the Securities Act of 1933, as amended.

To help advisors and investors better understand and more efficiently use the Funds to reach their investment goals, the Funds may advertise and create spe-cific investment programs and systems. For example, this may include informa-tion on how to use the Funds to accumulate assets for future education needs or periodic payments such as insurance premiums. The Funds may produce software, electronic information sites, or additional sales literature to promote the ad-vantages of using the Funds to meet these and other specific investor needs.

The Funds have authorized one or more brokers to accept on their behalf pur-chase and redemption orders. Such brokers are authorized to designate other in-termediaries to accept purchase and redemption orders on the Fund's behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee accepts the order. Customer orders received by such broker (or their designee) will be priced at the Funds' net asset value next computed after they are accepted by an authorized broker (or their designee). Orders accepted by an authorized bro-ker (or their designee) before the close of regular trading on the New York Stock Exchange will receive that day's share price; orders accepted after the close of trading will receive the next business day's share price.

Exchanges of shares of a Fund for shares of a Nuveen money market fund may be made on days when both funds calculate a net asset value and make shares avail-able for public purchase. Shares of the Nuveen money market funds may be pur-chased on days on which the Federal Reserve Bank of Boston is normally open for business. In addition to the holidays observed by the Fund, the Nuveen money market funds observe and will not make fund shares available for purchase on the following holidays: Columbus Day and Veterans Day.

In addition, you may exchange Class R Shares of any Fund for Class A Shares of the same Fund without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of that Fund.

Shares will be registered in the name of the investor or the investor's finan-cial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good form from the fi-nancial advisor acting on the investor's behalf.

For more information on the procedure for purchasing shares of a Fund and on the special purchase programs available thereunder, see "How to Buy Shares" and "Systematic Investing" in the Funds' Prospectus.

If you choose to invest in a Fund, an account will be opened and maintained for you by Chase Global, the Funds' shareholder services agent. Share certifi-cates will be issued to you only upon written request to Nuveen Investor Serv-ices, and no certificates will be issued for fractional shares. Each Fund re-serves the right to reject any purchase order and to waive or increase minimum investment requirements. A change in registration or transfer of shares held in the name of your financial advisor's firm can only be made by an order in good form from the financial advisor acting on your behalf.

A fee of 1% of the current market value of any shares represented by a certif-icate will be charged if the certificate is lost, stolen, or destroyed. The fee is paid to Seaboard Surety Company for insurance of the lost, stolen, or destroyed certificate.

Authorized Dealers are encouraged to open single master accounts. However, some Authorized Dealers may wish to use Chase Global's sub-accounting system to minimize their internal recordkeeping requirements. An Authorized Dealer or other investor requesting shareholder servicing or accounting other than the master account or sub-accounting service offered by Chase Global will be re-quired to enter into a separate agreement with another agent for these serv-ices for a fee that will depend upon the level of services to be provided.

The Shares are offered continuously. However, subject to the rules and regula-tions of the Securities and Exchange Commission, each Fund reserves the right to suspend the continuous offering of it shares at any time, but no suspension shall affect your right of redemption.

Nuveen serves as the principal underwriter of the shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust ("Distribution Agreement"). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Funds' shares on a continuous offering basis. Nuveen sells shares to or through bro-kers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then ef-fective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Funds' shares, including printing and dis-tributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to dealers. Nuveen receives for its services the excess, if any, of the sales price of a Fund's shares less the net asset value of those shares, and reallows a major-ity or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plans." Nuveen receives any CDSCs imposed on redemp-tions of Shares, but any amounts as to which a reinstatement privilege is not exercised are set off against and reduce amounts otherwise payable to Nuveen pursuant to the distribution plan.

The following table sets forth the aggregate amount of underwriting commissions with respect to the sale of Fund shares, the amount thereof retained by Nuveen and the compensation on redemptions and repurchases received by Nuveen for each of the Funds for the three most recent fiscal years. All figures are to the nearest thousand.

                                                                           Amount of Compensation
                          Amount of Underwriting   Amount Retained by      on Redemptions and
                          Commissions              Nuveen                  Repurchases
                          ------------------------ ----------------------- -----------------------
                          7/1/97-  7/1/98- 7/1/99- 7/1/97- 7/1/98- 7/1/99- 7/1/97- 7/1/98- 7/1/99-
                          6/30/98  6/30/99 6/30/00 6/30/98 6/30/99 6/30/00 6/30/98 6/30/99 6/30/00
                          -------  ------- ------- ------- ------- ------- ------- ------- -------
Nuveen Growth and Income
 Stock Fund.............  $4,489   $1,865   $503    $185    $113    $ 35    $522    $300    $ 496
Nuveen European Value
 Fund...................  $    2*  $  166   $ 10    $-- *   $ 22    $  1    $-- *   $ 15    $  22
Nuveen Balanced Stock
 and Bond Fund..........  $  507   $  238   $ 39    $ 27    $ 17    $  5    $ 67    $ 98    $  83
Nuveen Balanced
 Municipal and Stock
 Fund...................  $1,746   $  777   $107    $ 97    $ 52    $ 11    $ 66    $129    $ 322

* For the period from May 29, 1998 (inception) through the fiscal year ended June 30, 1998.

                         DISTRIBUTION AND SERVICE PLANS

Each Fund has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the In-vestment Company Act of 1940, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will all be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

The distribution fee applicable to Class B Shares and Class C Shares under each Fund's Plan will be payable to reimburse Nuveen for services and expenses in-curred in connection with the distribution of Class B and Class C Shares, re-spectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of pre-paring, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

The service fee applicable to Class A Shares, Class B Shares and Class C Shares under each Fund's Plan will be payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering share-holder inquiries and providing other personal services to shareholders.

Each Fund may spend up to .25 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan as applicable to Class A Shares. Each Fund may spend up to .75 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a distribution fee which con-stitutes an asset-based sales charge whose purpose is the same as an up-front sales charge and up to .25 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a service fee under the Plan as applicable to such classes.

During the fiscal year ended June 30, 2000, the Growth/ Income Fund, the Stock/Bond Fund, the Muni/Stock Fund and the European Value Fund paid 12b-1 fees pursuant to their respective 12b-1 Plan in the amounts set forth in the table below. For this period, substantially all of the 12b-1 service fees on Class A Shares were paid out as compensation to Authorized Dealers for provid-ing services to shareholders relating to their investments. To compensate for commissions advanced to Authorized Dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribu-tion fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by Nuveen. After the first year following a purchase, 12b-1 service fees on Class B Shares and 12b-1 service and distribution fees on Class C Shares are paid to Authorized Dealers.

                                                                    12b-1 Fees
                                                                    Incurred by
                                                                   each Fund for
                                                                    the fiscal
                                                                    year ended
                                                                   June 30, 2000
                                                                   -------------
Nuveen Growth and Income Stock Fund
  Class A.........................................................  $1,828,952
  Class B.........................................................  $  976,408
  Class C.........................................................  $  495,577
                                                                    ----------
    Total.........................................................  $3,300,937
Nuveen European Value Fund
  Class A.........................................................  $    9,004
  Class B.........................................................  $   33,748
  Class C.........................................................  $    7,732
                                                                    ----------
    Total.........................................................  $   50,484
Nuveen Balanced Stock and Bond Fund
  Class A.........................................................  $  149,250
  Class B.........................................................  $  126,605
  Class C.........................................................  $   74,073
                                                                    ----------
    Total.........................................................  $  349,928
Nuveen Balanced Municipal and Stock Fund
  Class A.........................................................  $  271,396
  Class B.........................................................  $  495,015
  Class C.........................................................  $  184,605
                                                                    ----------
    Total.........................................................  $  951,016

Under each Fund's Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested Trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judg-ment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-interested trustees by a vote cast in per-son at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.

          INDEPENDENT PUBLIC ACCOUNTANTS, CUSTODIAN AND TRANSFER AGENT

Arthur Andersen LLP, independent public accountants, 33 West Monroe Street, Chicago, Illinois 60603 have been selected as auditors for the Trust. In addi-tion to audit services, Arthur Andersen LLP will provide consultation and as-sistance on accounting, internal control, tax and related matters. The finan-cial statements accompanying this Statement of Additional Information have been audited by Arthur Andersen LLP as indicated in their report with respect there-to, and are included in reliance upon the authority of said firm as experts in giving said report.

The custodian of the assets of the Funds is The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004. The custodian performs custodial, fund accounting and portfolio accounting services.

The Funds' transfer, shareholder services, and dividend paying agent is Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts 02108.

                              FINANCIAL STATEMENTS

The audited financial statements for each Fund's most recent fiscal year appear in the respective Fund's Annual Report and each is incorporated herein by ref-erence. The Annual Reports accompany this Statement of Additional Information.

                           GENERAL TRUST INFORMATION

Each Fund is a series of the Trust. The Trust is an open-end management invest-ment company under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on May 6, 1996. The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more se-ries or "Funds," which may be divided into classes of shares. Currently, there are four series authorized and outstanding, each of which is divided into four classes of shares designated as Class A Shares, Class B Shares, Class C Shares and Class R Shares. Each class of shares represents an interest in the same portfolio of investments of a Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan appli-cable to its shares. There are no conversion, preemptive or other subscription rights, except that Class B Shares automatically convert into Class A Shares, as described herein. The

Board of Trustees of the Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to de-termine the preferences, voting powers, rights and privileges thereof.

The Trust is not required and does not intend to hold annual meetings of share-holders. Shareholders owning more than 10% of the outstanding shares of a Fund have the right to call a special meeting to remove Trustees or for any other purpose.

Under Massachusetts law applicable to Massachusetts business trusts, sharehold-ers of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Funds' Declaration of Trust further provides for indemnifica-tion out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance ex-isted and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is re-mote.

                       APPENDIX A--RATINGS OF INVESTMENTS

Standard & Poor's Ratings Group--A brief description of the applicable Standard & Poor's Ratings Group ("S&P") rating symbols and their meanings (as published by S&P) follows:

                              Issue Credit Ratings

A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. This assessment may take into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not per-form an audit in connection with any rating and may, on occasion, rely on unau-dited financial information. Credit ratings may be changed, suspended, or with-drawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the rele-vant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term rat-ings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-term issue credit ratings
Issue credit ratings are based, in varying degrees, on the following considera-tions:

  1. Likelihood of default--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

  2. Nature of and provisions of the obligation;

  3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA
     An obligation rated "AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
     An obligation rated "AA' differs from the highest rated obligation only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obli-gations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB', "B', "CCC', "CC' and "C' are regarded as having sig-nificant speculative characteristics. "BB' indicates the least degree of spec-ulation and "C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large un-certainties or major exposures to adverse conditions.

BB An obligation rated "BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B' is more vulnerable to nonpayment than obliga-tions rated "BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, finan-cial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated "CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic condi-tions to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to its financial commitment on the ob-ligation.

CC   An obligation rated "CC' is currently highly vulnerable to nonpayment.

C A subordinated debt or preferred stock obligation rated "C' is CUR-RENTLY HIGHLY VULNERABLE to nonpayment. The "C' rating may be used to cover a situation where a bankruptcy petition has been filed or simi-lar action taken, but payments on this obligation are being continued. A "C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D
     An obligation rated "D' is in payment default. The "D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P be-lieves that such payments will be made during such grace period. The "D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from "AA' to "CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR
     Indicates no rating has been requested, that there is insufficient in-formation on which to base a rating, or that S&P does not rate a par-ticular type of obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1 A short-term obligation rated "A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's ca-pacity to meet its financial commitment on these obligations is ex-tremely strong.

A-2 A short-term obligation rated "A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic condi-tions than obligations in higher rating categories. However, the obli-gor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated "A-3' exhibits adequate protection pa-rameters. However, adverse economic conditions or changing circum-stances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated "B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces ma-jor ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated "C' is currently vulnerable to nonpay-ment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the ob-ligation.

D A short-term obligation rated "D' is in payment default. The "D' rat-ing category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, un-less S&P believes that such payments will be made during such grace period. The "D' rating also will be used upon the filing of a bank-ruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody's Investors Service, Inc.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as pub-lished by Moody's) follows:

                                 Long Term Debt

Aaa
     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally re-ferred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
     Bonds which are rated Aa are judged to be of high quality by all stan-dards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks ap-pear somewhat larger than in Aaa securities.

A Bonds which are rated A possess may favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Moody's bond rating symbols may contain numerical modifiers of a ge-neric rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristi-cally unreliable over any great length of time. Such bonds lack out-standing investment characteristics and in fact have speculative char-acteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protec-tion of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desir-able investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and is-sues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con(...)
     Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note:
     Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the sym-bols Aa1, A1, Baa1, Ba1, and B1.

                           Municipal Short-Term Loans

MIG 1/VMIG 1     This designation denotes best quality. There is present
                 strong protection by established cash flows, superior liquid-ity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2     This designation denotes high quality. Margins or protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3     This designation denotes favorable quality. All security ele-
                 ments are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4     This designation denotes adequate quality. Protection com-
                 monly regarded as required of an investment security is pres-ent and although not distinctly or predominantly speculative, there is specific risk.

                                Commercial Paper

Issuers rated Prime-1 (or related supporting institutions) have a superior ca-pacity for repayment of senior short-term promissory obligations. Prime-1 re-payment capacity will often be evidenced by many of the following characteris-tics:

  --Leading market positions in well-established industries.

  --High rates of return on funds employed.

  --Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  --Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  --Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capac-ity for repayment of senior short-term promissory obligations. This will nor-mally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of senior short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial lever-age. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.--A brief description of the applicable Fitch IBCA, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

                           Long-Term Credit Ratings

Fitch credit ratings are an opinion on the ability of an entity or of a secu-rities issue to meet financial commitments, such as interest, preferred divi-dends, or repayment of principal, on a timely basis. Fitch credit ratings ap-ply to a variety of entities and issues, including but not limited to sover-eigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the claims-paying ability of insurance companies and financial guarantors.

Credit ratings are used by investors as indications of the likelihood of get-ting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment-grade" ratings (international long-term "AAA' "BBB' categories; short-term "F1' "F3') indicate a relatively low probability of default, while those in the "specula-tive" or "non-investment grade" categories (international long-term "BB' "D'; short-term "B' "D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on "AAA' rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for "BBB' rated bonds was 0.35%, and for "B' rated bonds, 3.0%.

Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch credit and other ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt na-ture or taxability of any payments of any security. The ratings are based on information obtained from issuers, other obligors, underwriters, their ex-perts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

Fitch program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applica-ble program rating.

Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

Investment Grade

AAA Highest credit quality. "AAA' ratings denote the lowest expecta-tion of credit risk. They are assigned only in case of exception-ally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by fore-seeable events.

AA Very high credit quality. "AA' ratings denote a very low expecta-tion of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not signifi-cantly vulnerable to foreseeable events.

A High credit quality. "A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commit-ments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic condi-tions than is the case for higher ratings.

BBB Good credit quality. "BBB' ratings indicate that there is cur-rently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but ad-verse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. "BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse eco-nomic change over time; however, business or financial alterna-tives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. "B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for contin-ued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C  High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC' rating indi-cates that default of some kind appears probable. "C' ratings sig-nal imminent default.

DDD DD, D
            Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reor-ganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD' obli-gations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD' indicates poten-tial recoveries in the range of 50%-90%, and "D' the lowest recov-ery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obliga-tions. Entities rated "DDD' have the highest prospect for resumption of perfor-mance or continued operation with or without a formal reorganization process. Entities rated "DD' and "D' are generally undergoing a formal reorganization or liquidation process; those rated "DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect for repaying all obligations.

Notes:
"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA' long-term rating category, or to categories below "CCC'.

"NR' indicates that Fitch does not rate the issuer or issue in question.

"Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

                           Short-Term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obliga-tions, or up to three years for US public finance securities, and thus places greater emphasis on the liquidity necesssary to meet financial commitments in a timely manner.

F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B
            Speculative. Minimal capacity for timely payment of financial com-mitments, plus vulnerability to near-term adverse changes in fi-nancial and economic conditions.

C
            High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D
            Default. Denotes actual or imminent payment default.

Notes:
"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to Short-term ratings other than "F1'.

"NR' indicates that Fitch does not rate the issuer or issue in question.

"Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

                                                                  EAI-ICAP 10-00

Nuveen Investments
--------------------------------------------------------------------------------
Growth and
   Income Funds

                            ----------------------------------------------------
                                        ANNUAL REPORT  JUNE 30, 2000
--------------------------------------------------------------------------------

Four different balanced funds for investors seeking the right mixture of current income, growth potential and preservation of capital.

--------------------------------------------------------------------------------

      INVEST WELL

LOOK AHEAD

                LEAVE YOUR MARK/SM/

        [PHOTOS APPEAR HERE]
        Nuveen Growth and Income Stock Fund
        Nuveen Balanced Municipal and Stock Fund
        Nuveen Balanced Stock and Bond Fund
        Nuveen European Value Fund

Contents

 1 Dear Shareholder
 3 Nuveen Growth and Income Stock Fund
 7 Nuveen Balanced Municipal and Stock Fund
11 Nuveen Balanced Stock and Bond Fund
16 Nuveen European Value Fund
20 Portfolio of Investments
33 Statement of Net Assets
34 Statement of Operations
35 Statement of Changes in Net Assets
37 Notes to Financial Statements
44 Financial Highlights
48 Report of Independent Public Accountants
49 Fund Information

DEAR

Shareholder,

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Timothy R. Schwertfeger
Chairman of the Board

"At Nuveen Investments, we think of family wealth management as the map to help you reach your financial, and your life's, destinations."

As personal wealth continues to grow at an ever-increasing rate, people are realizing the power of their investments to do good and to make a difference in their families and communities now and for generations to come.

Setting financial goals is an important first step toward building wealth. At Nuveen Investments, we believe those goals should not be considered ends in themselves. Rather, you and your financial advisor's focus should be on realizing your life's dreams -- the things that matter most to you and how you can make them happen -- or make them better.

Through a well-crafted financial plan, you have the chance to shape future generations -- to broaden your sphere of influence -- to leave your legacy.

As you develop that plan, you'll want to consider the different ways your success can benefit others. You may find that you want to create a new set of goals to achieve this. Working with your financial advisor, you have the ability to make those dreams a reality -- for yourself and future generations.

Family Wealth Management Too often, family wealth management is thought of in one dimension -- as the stewardship of your household's financial resources. At Nuveen Investments, we think of family wealth management as the map to help you reach your financial, and your life's, destinations. It's a multi-faceted strategy to plan for not just your needs, but the needs of future generations.

     We are dedicated to helping you and your financial advisor develop a family wealth management strategy unique to you and your goals and values.

A Trusted Resource As you face some of the most important, lasting decisions you and your family will make, you'll want to draw upon the support, counsel and objectivity of a trusted advisor. That's because your financial advisor has the expertise and access to other professionals who can help you make informed choices -- choices that affect not only your loved ones today, but those your legacy will touch in the future.

     Your financial advisor can provide sound financial insight, an integrated approach to your investments and can serve as a knowledgeable friend with your family's best interests at heart.

                                                           Annual Report  page 1

"We believe the potential presence of inflation and price swings in the markets reinforce the importance of working with an advisor, staying focused on the long-term and adhering to your financial plan."

     In addition, we believe the potential presence of inflation and price swings in the markets reinforce the importance of working with an advisor, staying focused on the long term and adhering to your financial plan. With a sound plan in place, you may be better positioned to weather the markets' ups and downs.

     In fact, you may be reading this report at the suggestion of your financial advisor. We've prepared the following interview to let you know what the investment and research management teams have done during your fund's fiscal period.

     For more information on any Nuveen investment, including a prospectus, contact your financial advisor. Or call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

     Since 1898, Nuveen has been synonymous with investments that stand the test of time. We are committed to maintaining that reputation and working with financial advisors to provide investment solutions that help individuals achieve their dreams of a lifetime. Thank you for your continued confidence.

Sincerely,



/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
August 18, 2000

Annual Report  page 2

NUVEEN GROWTH AND INCOME STOCK FUND

From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------

Nuveen Growth and Income Stock Fund features portfolio management by Institutional Capital Corporation (ICAP), which specializes in large capitalization equities. The market environment during the fund's fiscal year ended June 30, 2000, displayed volatility levels not seen in years. To help you understand the fund's performance during this period, we spoke with Rob Lyon, president and chief investment officer of ICAP, the subadvisor of the fund.

Q    The technology stock fever of 1999 culminated in a stunning correction in the technology-heavy Nasdaq in the first half of 2000, accompanied by losses in other stock indices. Meanwhile, the Federal Reserve (the Fed) continued to raise interest rates in an effort to put the brakes on economic growth and stymie inflation. What do you think was the psychological effect on investors, and how did the fund react to these changing conditions?

ROB There was a marked difference in sentiment between the second half of 1999 and the first half of 2000. Those invested in the market learned an important lesson -- company earnings do matter, even in the so-called "new economy."

     Baseless stock price run-ups of profitless companies cannot continue unchecked for long periods -- there is simply nothing to stand on. Although both new economy and old economy stocks declined from their highs in the market rout of 2000, the technology stocks of the new economy were punished more severely. The S&P 500 Index,* generally made up of "old economy" stocks, was down 0.42% in the first six months of the year, compared with the tech-heavy Nasdaq Composite Index,* which was down 2.54% for the same period.

     Within this volatile setting, the fund reported a total return of -5.33% for the year ended June 30, 2000, compared to the Lipper Large-Cap Value Index, which reported a total return of -2.38%/1/ and the S&P/Barra Value Index's -5.11%/2/ for the same time period.

Q    During short periods throughout the fiscal year, value stocks strongly outperformed growth stocks. But the market ultimately gyrated back to growth stocks, which outdistanced value for the year. What happened?

ROB Value stocks showed definite promise during the fund's fiscal year. The wide variances in sector performance, the result of the Fed's interest rate policy, were mostly to blame for the inability of value stocks to consistently stay in favor.

     As the Fed raised interest rates, value stocks returned to favor. However, the perceived slowdown in the economy -- the result of the Fed's moves
-- brought growth stocks back from their precipitous decline.

     For the fund's fiscal year, technology stocks dwarfed performance in traditionally value-oriented sectors such as consumer cyclicals and basic materials. I point to the tech-heavy Nasdaq Composite Index's gain of 47.96% for the 12 months of the fund's

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within its specific areas of expertise. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's subadvisor for value investing, Institutional Capital Corporation
(ICAP), is a highly successful institutional money manager with nearly 30 years of experience. These professionals specialize in finding undervalued midsize and large company stocks that are poised for significant growth.

This disciplined, research-oriented approach is the key investment strategy for Nuveen Growth and Income Stock Fund.

Performance figures are quoted for Class A shares at net asset value. Comments cover the funds fiscal year ended June 30, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

*The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The Nasdaq Composite Index is an unmanaged index that measures the more than 5,000 companies listed on the Nasdaq Stock Market, Inc. Indices are not available for direct investment.

/1/The Lipper Index return represent the average annualized total return of the 30 largest funds in the Lipper Large-Cap Value Funds category for the year ended June 30, 2000. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

/2/The S&P/Barra Value Index consists of the "value" half of the S&P 500 Index.
   In this capitalization-weighted index, firms have higher book-to-price ratios and are generally slower growing firms with less potential for appreciation but lower volatility (relative to the "growth" half). The index is not available for direct investment.

                                                           Annual Report  page 3
fiscal year, compared to the S&P/Barra Value Index (which is heavily weighted in consumer cyclicals and basic materials), which reported a -5.11% return for the period.

     Remember that the market has been very concentrated: a large proportion of the returns -- and losses -- of the S&P 500 has been due to select technology stocks in the index.

     Despite the challenges of the last year, we remain confident that the fund's focus on strong companies with a catalyst unrecognized by the general market (that may trigger a rise in the stocks' prices) is a careful means of unlocking potential price appreciation. This investment process does not lock the fund out of the new economy.

Q    It would seem that finding technology stocks -- the essence of this new economy -- to add to the portfolio would be a challenge for a value manager. It is an extremely expensive sector by most measures, even after accounting for the recent correction. How do you identify technology stocks for this fund?

ROB The fund's value approach does exclude many overpriced technology stocks from the fund. But there are many names even in this expensive sector that fit well within the premise of the fund. Not every technology name is a high-flying Internet startup.

     First, we found a number of attractively priced companies that have profited from the infrastructure needs of the new economy. Examples include Motorola, IBM and Vodafone.

     Second, even within out-of-favor so-called old economy sectors, we discovered attractive companies using new technologies to significantly enhance their operations. In fact, this turned out to be one of the themes we followed for the fund over the last year. Companies capitalizing on the emergence of new applications for phone and cable equipment are perfect examples.

     There were also companies with embedded new economy businesses that we believed would be very highly valued if they were stand-alone entities. Some examples of companies that fit that profile were News Corp. -- a media company that owns British Sky Broadcasting, a leader in satellite and cable operations -- and General Motors, which owns a controlling stake in Hughes Electronics.

     With the valuation disparities between new economy and old economy stocks, we think this theme has been an opportune way for the fund to participate in the new economy without buying in at extremely high prices.

"We found a number of attractively priced companies that have profited from the infrastructure needs of the new economy. Examples include Motorola, IBM and Vodafone."

NUVEEN GROWTH AND INCOME STOCK FUND

Top Ten Stock Holdings
----------------------------------------------------
Philips Electronics NV                          4.5%
----------------------------------------------------
Bell Atlantic Corporation                       3.3%
----------------------------------------------------
Ford Motor Company                              3.2%
----------------------------------------------------
General Motors Corporation                      3.0%
----------------------------------------------------
AT&T Corp.                                      3.0%
----------------------------------------------------
Texaco Inc.                                     3.0%
----------------------------------------------------
Citigroup Inc.                                  2.9%
----------------------------------------------------
International Business Machines Corporation     2.9%
----------------------------------------------------
Exxon Mobil Corporation                         2.9%
----------------------------------------------------
The News Corporation Limited Sponsored ADR      2.8%
----------------------------------------------------
As a percentage of total stock holdings as of June 30, 2000. Holdings are subject to change.


Annual Report  page 4

Q    Were there any other themes you followed during the year?

ROB We continued to follow our financial restructurings theme, which worked very well. Companies like MetLife, one of the largest life insurance companies in the U.S., fit this criterion. MetLife is the leading provider of group insurance and employee benefits in the U.S., and serves the group life insurance needs of 86 of the Fortune 100 companies.

     The company went public on April 4th and exemplifies a classic financial restructuring play as it improved profitability from expense reductions.

     Philips Electronics continued to play out as a strong restructuring story and was the fund's largest holding at fiscal year-end.

     We discontinued the global revival theme as the worldwide expansion showed signs of slowing in the near term, the result of the Fed's and other world central banks' interest rate increases. Portfolio strategy now reflects the view that constraints on the economy and the markets should make individual stock selection, rather than sector weighting, the key to performance.

Q    What other sectors were noteworthy?

ROB The fund benefited from its energy holdings, particularly oil, which had gone from $12.50 per barrel to well over $30, then back down to the high $20s in the last year. We reduced exposure to the energy sector, including holdings in Conoco, USX-Marathon Group, Exxon Mobil and Texaco as oil prices peaked.

     Healthcare also made an impressive comeback. The technology roller coaster drove investors to seek sectors with strong, steady earnings, and healthcare was a major beneficiary. Pharmacia Corp. and Abbott Laboratories were beneficiaries as the sector heartily outperformed even technology in the first half of 2000. The fund, at June 30, 2000, held 10.4% of its portfolio in healthcare stocks.

Q    With the possibility of more Fed interest rate hikes and market volatility, what is your outlook for the fund for the coming months?

ROB The volatility we've seen in the markets, and the wild swings in performance from one sector to another, should continue to provide opportunities to buy and sell positions using the fund's disciplined value approach.

     The market correction and retrenchment was a good thing, in our opinion. We think the market will be able to refocus on cyclical and value-oriented stocks, and we will continue to concentrate on those that are selling at reasonable prices and that exhibit a catalyst for a turnaround.

     We expect the combination of solid economic growth and continued upward pressure on wages and inflation ultimately will prompt some further tightening policy by the Fed over the balance of the year.

     We believe that this is a much better scenario than trying to spur growth in a recession. Company earnings reports continued to impress and beat Wall Street's expectations, and business has been robust across many sectors. This should be a flourishing environment for the fund going into the next fiscal period.

     "The volatility we've seen in the markets, and the wild swings in performance from one sector to another, should continue to provide opportunities to buy and sell positions using the fund's disciplined value approach."

NUVEEN GROWTH AND INCOME STOCK FUND

Top Five Sectors
-----------------------------------------
Consumer Cyclicals                  19.2%
-----------------------------------------
Financials                          16.7%
-----------------------------------------
Utilities                           14.1%
-----------------------------------------
Consumer Staples                    10.9%
-----------------------------------------
Technology                          10.7%
-----------------------------------------

As a percentage of total portfolio holdings as of June 30, 2000. Holdings are subject to change

                                                           Annual Report  page 5

NUVEEN GROWTH AND INCOME STOCK FUND

Fund Spotlight as of June 30, 2000


Quick Facts

                   A Shares     B Shares     C Shares     R Shares
NAV                  $24.35       $24.17       $24.13       $24.41
------------------------------------------------------------------
Fund Symbol           NNGAX        NNGBX        NNGCX          N/A
------------------------------------------------------------------
CUSIP             67064Y503    67064Y602    67064Y701    67064Y800
------------------------------------------------------------------
Inception Date         8/96         8/96         8/96         8/96
------------------------------------------------------------------


Total Returns as of 6/30/00 (Annualized)+

                       A Shares               B Shares        C Shares    R Shares
                    NAV       Offer     w/o CDSC    w/CDSC       NAV        NAV
1-Year             -5.33%    -10.77%     -5.97%     -9.57%      -5.97%     -5.13%
---------------------------------------------------------------------------------
3-Year              8.96%      6.83%      8.17%      7.31%       8.17%      9.24%
---------------------------------------------------------------------------------
Since inception    15.67%     13.92%     14.82%     14.30%      14.79%     15.97%
---------------------------------------------------------------------------------

+Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following six years. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the total return figures.


Index Comparison [_]

[MOUNTAIN CHART APPEARS HERE]

            Nuveen Growth      Nuveen Growth      S&P     S&P/Barra
          and Income Stock   and Income Stock     500       Value
            Fund (Offer)         Fund (NAV)      Index      Index
8/1996        $ 9,425             $10,000       $10,000    $10,000
6/1997        $12,834             $13,617       $13,799    $13,299
6/1998        $15,603             $16,555       $17,959    $16,638
6/1999        $17,535             $18,605       $22,047    $19,390
6/2000        $16,602             $17,615       $23,644    $18,398

----- Nuveen Growth and Income Stock Fund (Offer) $16,602
----- Nuveen Growth and Income Stock Fund (NAV) $17,615
----- S&P 500 Index $23,644
----- S&P/Barra Value Index $18,398

[_] The Index comparison shows the change in value of a $10,000 investment in Class A shares of the Nuveen fund compared with the Standard and Poor's 500 Index and the S&P/Barra Value Index. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market and is not available to direct investment. The S&P/Barra Value Index consists of the "value" half of the S&P 500 Index. In this capitalization-weighted index, firms have higher book-to-price ratios and are generally slower growing firms with less potential for returns but lower volatility (relative to the "growth" half). Index returns reflect total returns and assume reinvestment of dividends but do not include any initial or ongoing expenses. The Nuveen fund returns depicted in the chart effect the initial maximum sales charge applicable to Class A shares (5.75%) and all ongoing fund expenses.


Portfolio Statistics

Total Net Assets           $835.8 million
-----------------------------------------
Beta                                 0.85
-----------------------------------------
Average Market
Capitalization (stocks)       $62 billion
-----------------------------------------
Average P/E                          17.4
-----------------------------------------
Number of Stocks                       52
-----------------------------------------
Expense Ratio*                      1.30%
-----------------------------------------

*For Class A shares after credit/reimbursement.


Portfolio Allocations

[PIE CHART APPEARS HERE]

Equity............. 95%
Cash Equivalents...  5%

Returns reflect a voluntary expense limitation by the fund's investment advisor, which may be modified or discontinued at anytime without notice.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.


Terms To Know

The following are a few terms used throughout this report.

Beta A measure of a fund's volatility compared to the market's. A fund with a beta of 1.20 is approximately 20% more volatile than the market, while a fund with a beta of 0.80 is approximately 20% less volatile than the market.

Market capitalization Also referred to as market cap, market capitalization is a measure of a corporation's value, calculated by multiplying the number of outstanding shares of common stock by the current market price per share. Market capitalization is usually grouped into these main categories:

Large cap: more than $5 billion in market capitalization

Mid cap: between $1 billion and $5 billion

Small cap: $1 billion or less

Price/Earnings Ratio (P/E) The P/E ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months' earnings per share. A high P/E generally indicates that the market will pay more to obtain the company's stock because investors have confidence in the company's ability to increase its earnings over time. Conversely, a low P/E indicates that investors are less confident that the company's earnings will increase, and therefore are not willing to pay as much for its stock. The weighted average of the price/earnings ratios of the stocks in a mutual fund's portfolio can act as a gauge of the fund's investment strategy in the current market climate by indicating a value orientation (low P/E ratios) or a growth orientation (high P/E ratios).

Total Return Total return is a measure of a fund's performance that takes into account income dividends, capital gains distribution and change in net asset value.

Annual Report  page 6

NUVEEN BALANCED MUNICIPAL AND STOCK FUND

From the Portfolio Manager's Perspective

Nuveen Balanced Municipal and Stock Fund features portfolio management by two teams of experts -- one specializing in municipal bonds and the other in large capitalization equities. To help you understand the fund's performance during the fiscal year ended June 30, 2000, we spoke with Tom Spalding of Nuveen Investment Management (NIM), who manages the municipal portion of the portfolio, and Rob Lyon, president and chief investment officer of Institutional Capital Corporation (ICAP), managing the equity portion.


Q|During the fund's fiscal year, the combination of the Federal Reserve's rate increases and the rise and fall of technology stocks took a toll on both the equity and fixed-income markets. The equity markets saw volatility not experienced in years, while the fixed-income markets saw yields rise and fall. What effect do you think this had on investors?

ROB|Uncertainty reigned supreme after the Fed's first rate hikes in 1999 began to take effect in early 2000. Although investors came to expect rate increases so long as economic strength persisted, they may have underestimated the magnitude and effect on the markets, both equity and fixed.

        Between the second half of 1999 and the first half of 2000, the difference in sentiment in both the stock and bond markets was very apparent.

        Stock market investors learned an important lesson -- that earnings do matter, even in the so-called "new economy." Baseless stock price run-ups of profitless companies cannot continue unchecked for long periods -- there is simply nothing to stand on.

        Although both new economy and old economy stocks declined from their highs in the market rout of 2000, the technology stocks of the new economy were punished more severely. The S&P 500 Index/1/, generally made up of "old economy" stocks, was down just 0.42% in the first six months of the year, compared with the tech-heavy Nasdaq Composite Index,/1/ which was down 2.46% for the same period.

        Municipal bonds also recovered nicely in the first part of 2000 after a disappointing 1999, as investors once again looked to them as an alternative to stocks.


Q|How did the fund perform in this environment?

ROB|Although the economic environment tended to favor aggressively positioned portfolios focused on "new economy" companies, the more conservatively positioned Balanced Municipal and Stock Fund weathered the market's extreme volatility.

        For the fiscal year ended June 30, 2000, the fund reported a total return of -0.83%. At June 30, the fund was invested 61% in municipal bonds and 39% in stocks. (For more information, see the Fund Spotlight on page 10.)

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within its specific areas of expertise. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's subadvisor for value investing, Institutional Capital Corporation
(ICAP), is a highly successful institutional money manager with nearly 30 years of experience. These professionals specialize in finding undervalued midsize and large company stocks that are poised for significant growth.

This disciplined, research-oriented approach is a key investment strategy for Nuveen Balanced Municipal and Stock Fund.


NUVEEN BALANCED MUNICIPAL AND STOCK FUND


        Top Five Stock Holdings

        Philips Electronics NV                     4.6%
      ---------------------------------------------------
        Bell Atlantic Corporation                  3.3%
      ---------------------------------------------------
        General Motors Corporation                 3.1%
      ---------------------------------------------------
        Ford Motor Company                         3.1%
      ---------------------------------------------------
        AT&T Corp.                                 3.1%
      ---------------------------------------------------


As a percentage of total stock holdings as of June 30, 2000. Holdings are subject to change.

Performance figures are quoted for Class A shares at net asset value. Comments cover the fund's fiscal year ended June 30, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

/1/ The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The Nasdaq Composite Index is an unmanaged index that measures the more than 5,000 companies listed on the Nasdaq Stock Market, Inc. Indices are not available for direct investment.

Annual Report  page 7

Q| Periodically throughout the fiscal year, value stocks strongly outperformed growth stocks. But the market ultimately gyrated back to growth stocks, which outdistanced value for the year. What happened?

ROB| Value stocks looked promising during the period. However, the wide variances in sector performance, resulting from the Fed's interest rate policy, were mostly to blame for the inability of value stocks to stay in favor consistently. As the Fed raised interest rates, value stocks returned to favor. The perceived economic slowdown, however, a result of the Fed's moves, brought growth stocks back from their precipitous decline.

        For the year, technology stocks dwarfed performance in traditionally value-oriented sectors such as consumer cyclicals and basic materials. I point to the tech-heavy Nasdaq Composite Index's gain of 47.96% for the 12 months of the fund's fiscal year, compared to the S&P/Barra Value Index/2/ (which is heavily weighted in consumer cyclicals and basic materials), which reported a -5.11% return for the period.

        Remember that the market has been very concentrated: A large proportion of the returns -- and losses -- of the S&P 500 have been due to select technology stocks in the index.

        Despite the challenges of the last year, we remain confident that the fund's focus on strong companies with a catalyst unrecognized by the general marketplace (that may trigger a rise in the stocks' prices) is a less volatile means of unlocking price appreciation potential. Keep in mind that this does not lock the fund out of the new economy.

 Q| It would seem that finding technology stocks -- the essence of this new economy -- to add to the portfolio would be a challenge for a value manager. It is an extremely expensive sector by most measures, even after accounting for the recent correction. How do you identify technology stocks for this fund?

ROB| The fund's value approach does exclude many overpriced technology stocks from the fund. But many names even in this expensive sector fit well within the premise of the fund. Not every technology name is a high-flying Internet startup.

        First, we found a number of attractively priced companies that have profited from the infrastructure needs of the new economy. Examples include Motorola, IBM, and Vodafone.

        Second, even within out-of-favor old economy sectors, we discovered attractive companies using new technologies to significantly enhance their operations. In fact, this turned out to be one of the themes we followed for the fund over the last year. Companies capitalizing on the emergence of new applications for phone and cable equipment are perfect examples.

        There were also companies with embedded new economy businesses that we believed would be very highly valued if they were stand-alone entities. Some examples were News Corp. -- a media company that owns British Sky Broadcasting, a leader in satellite and cable operations -- and General Motors, which owns a controlling stake in Hughes Electronics.

        With the valuation disparities between new economy and old economy stocks, we think this theme has been an opportune way for the fund to participate in the new economy without buying in at extremely high prices.


"We found a number of attractively priced companies that have profited from the infrastructure needs of the new economy. Examples include Motorola, IBM, and Vodafone."

NUVEEN BALANCED MUNICIPAL AND STOCK FUND


        Top Five Sectors

        Consumer Cyclicals                         20.2%
      ----------------------------------------------------
        Financials                                 16.7%
      ----------------------------------------------------
        Utilities                                  15.0%
      ----------------------------------------------------
        Healthcare                                 11.6%
      ----------------------------------------------------
        Technology                                 11.3%
      ----------------------------------------------------


2 The S&P/Barra Value Index consists of the "value" half of the S&P 500 Index.
  In this capitalization-weighted index, firms have higher book-to-price ratios and are generally slower growing firms with less potential for returns but lower volatility (relative to the "growth" half). The index is not available for direct investment.

As a percentage of total stock holdings as of June 30, 2000. Holdings are subject to change.

Annual Report  page 8

                             "Portfolio strategy
                            now reflects the view
                             that constraints on
                             the economy and the
                             markets should make
                               individual stock
                            selection, rather than
                            sector weighting, the
                             key to performance."

Q    Were there any other themes you followed during the year?

ROB We continued to follow our financial restructurings theme, which worked very well. Companies like MetLife, one of the largest life insurance companies in the U.S., fit this criterion. MetLife is the leading provider of group insurance and employee benefits in the U.S., and serves the group life insurance needs of 86 of the Fortune 100 companies. The company went public on April 4th and exemplifies a classic financial restructuring play as it improved profitability from expense reductions.

     Philips Electronics continued to play out as a strong restructuring story, and it was the fund's largest equity holding at fiscal year-end.

     We discontinued the global revival theme as the worldwide expansion showed signs of slowing in the near term, the result of the Fed's and other world central banks' interest rate increases. Portfolio strategy now reflects the view that constraints on the economy and the markets should make individual stock selection, rather than sector weighting, the key to performance.

Q    We now turn to Tom Spalding to discuss the municipal portion of the portfolio. What effect have higher interest rates had on the fund's municipal holdings?

TOM Although the municipal portion of the portfolio suffered at times in the wake of higher interest rates, we continued our focus on intermediate-term bonds, which helped hold up the municipal portion of the fund. The rebound in municipals helped enhance the fund's performance.

     The supply of new bonds was down sharply over the year. Higher rates, coupled with the robust economy and generally healthy cash flows of governments and municipalities, limited issuance. Since that somewhat limited the number of new purchase choices for the fund, we maintained a steady position in the municipal bond portion of the portfolio.

     We maintained approximately the same credit quality breakdown throughout the period, with between 34% and 40% in AAA/U.S. Guaranteed bonds (35% at June 30, 2000) and between 38% and 42% in BBB and non-rated bonds combined (41% at June 30, 2000).

     When we made trades, we looked for opportunities to improve the fund's call protection. That provides a measure of protection against having to surrender a high-yielding bond to the issuer before maturity.

Q    With the possibility of more Fed interest rate hikes and market volatility, what is your outlook for the fund for the coming months?

ROB Looking forward, the volatility in the markets, and wild swings in performance from one sector to another, should continue to provide opportunities to buy and sell positions using the fund's disciplined value approach.

     The Fed's vigilance in its fight against inflation should eventually translate into lower long-term interest rates, although we expect the combination of solid economic growth and continued upward pressure on wages and inflation ultimately will prompt some further tightening policy by the Fed over the balance of the year. We believe that this is a much better scenario than trying to spur growth in a recession.

     Company earnings reports continued to impress and beat Wall Street's expectations, and business has been robust across many sectors. Continued volatility in the stock market may increase demand for municipal bonds as investors seek alternatives. This should be a flourishing environment for the fund going into the next fiscal period.

                                                           Annual Report  page 9

NUVEEN BALANCED MUNICIPAL AND STOCK FUND

Fund Spotlight as of June 30, 2000

Terms To Know

The following are a few terms used throughout this report.

Beta A measure of a fund's volatility compared to the market's. A fund with a beta of 1.20 is approximately 20% more volatile than the market, while a fund with a beta of 0.80 is approximately 20% less volatile than the market.

Duration Duration is an indicator of a portfolio's sensitivity to interest rates.

Market capitalization Also referred to as market cap, market capitalization is a measure of a corporation's value, calculated by multiplying the number of outstanding shares of common stock by the current market price per share. Market capitalization is usually grouped into these main categories:

Large cap: more than $5 billion in market capitalization

Mid cap: between $1 billion and $5 billion

Small cap: $1 billion or less

Price/Earnings Ratio (P/E) The P/E ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months' earnings per share. A high P/E generally indicates that the market will pay more to obtain the company's stock because investors have confidence in the company's ability to increase its earnings over time. Conversely, a low P/E indicates that investors are less confident that the company's earnings will increase, and therefore are not willing to pay as much for its stock. The weighted average of the price/earnings ratios of the stocks in a mutual fund's portfolio can act as a gauge of the fund's investment strategy in the current market climate by indicating a value orientation (low P/E ratios) or a growth orientation (high P/E ratios).

Total Return Total return is a measure of a fund's performance that takes into account income dividends, capital gains distribution and change in net asset value.

Quick Facts
                        A Shares        B Shares        C Shares        R Shares

NAV                       $24.31          $24.70          $24.68          $24.13
--------------------------------------------------------------------------------
Fund Symbol                NBMSX           NMNBX             N/A             N/A
--------------------------------------------------------------------------------
CUSIP                  67064Y883       67064Y875       67064Y867       67064Y859
--------------------------------------------------------------------------------
Inception Date              8/96            8/96            8/96            8/96
--------------------------------------------------------------------------------

Total Returns as of 6/30/00 (Annualized)+
                        A Shares          B Shares        C Shares      R Shares
                      NAV    Offer   w/o CDSC   w/CDSC       NAV           NAV

1-Year              -0.83%  -6.52%    -1.57%    -5.42%     -1.57%        -0.64%
--------------------------------------------------------------------------------
3-Year               6.27%   4.19%     5.49%     4.59%      5.48%         6.51%
--------------------------------------------------------------------------------
Since Inception      9.35%   7.70%     8.56%     7.95%      8.54%         9.63%
--------------------------------------------------------------------------------
+Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following six years. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the total return figures.

Yields
                            A Shares        B Shares      C Shares      R Shares
                          NAV    Offer      w/o CDSC

30-Day SEC Yield         2.98%   2.81%        2.23%         2.23%         3.23%
--------------------------------------------------------------------------------
Distribution Rate*       2.59%   2.44%        1.82%         1.82%         2.83%
--------------------------------------------------------------------------------
*The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a fund may be paying out more or less than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.


Index Comparison[_]

[MOUNTAIN CHART APPEARS HERE]

                                                                   Lehman
              Nuveen Balanced     Nuveen Balanced      S&P        Brothers
               Municipal and       Municipal and       500         10-Year
             Stock Fund (Offer)   Stock Fund (NAV)    Index    Municipal Index
8/1996            $ 9,425             $10,000        $10,000       $10,000
6/1997            $11,177             $11,858        $13,799       $10,730
6/1998            $12,821             $13,603        $17,959       $11,640
6/1999            $13,525             $14,350        $22,047       $11,907
6/2000            $13,413             $14,231        $23,644       $12,440

Nuveen Balanced Municipal and Stock Fund (Offer) $13,413

Nuveen Balanced Municipal and Stock Fund (NAV) $14,231

S&P 500 Index $23,644

Lehman Brothers 10-Year Municipal Index $12,440

[ ] The Index Comparison shows the change in value of a $10,000 investment in Class A shares of the Nuveen Fund compared with the Standard and Poor's 500 Index and the Lehman Brothers 10-Year Municipal Bond Index. The indexes do not reflect any initial or ongoing expenses and are not available for direct investment. The Nuveen fund returns depicted in the chart reflect the initial maximum sales charge applicable to A shares (5.75%) and all ongoing fund expenses.



Portfolio Statistics

Total Net Assets                 $155.1 million
-----------------------------------------------
Beta                                       0.40
-----------------------------------------------
Average Market
Capitalization (stocks)             $63 billion
-----------------------------------------------
Average P/E                                17.4
-----------------------------------------------
Number of Stocks                             50
-----------------------------------------------
Average Duration (bonds)                   6.41
-----------------------------------------------
Expense Ratio*                            1.20%
-----------------------------------------------
*For Class A shares after credit/reimbursement.


Portfolio Allocation

[PIE CHART APPEARS HERE]

Bonds...............61%

Equity..............39%


Returns reflect a voluntary expense limitation by the fund's investment advisor, which may be modified or discontinued at any time without notice.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

ANNUAL REPORT  page 10

NUVEEN BALANCED STOCK AND BOND FUND

From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------

Nuveen Balanced Stock and Bond Fund features portfolio management by Institutional Capital Corporation (ICAP), which specializes in large capitalization equities. To help you understand the fund's performance during the fiscal year ended June 30, 2000, we spoke with Rob Lyon, president and chief investment officer of ICAP, the subadvisor of the fund.


Q    During the fund's fiscal year, the combination of the Federal Reserve's rate increases and the rise and fall of technology stocks took a toll on both the equity and fixed-income markets. The equity markets saw volatility not experienced in years, while the fixed-income markets saw yields going up and then down. How did investors react?

ROB There was a marked difference in sentiment in both the stock and bond markets between the second half of 1999 and the first half of 2000. It became obvious going into 2000 that having an all-weather portfolio was important. While the broader equity market bounced around, the fixed-income markets rebounded from one of the worst years on record. For the first time in a long time, diversification was key to performance.

     Those in the stock market learned an important lesson -- company earnings do matter, even in the so-called "new economy." Baseless stock price run-ups of profitless companies cannot continue unchecked for long periods -- there is simply nothing to stand on. As such, although both new economy and old economy stocks declined from their highs in the market rout of 2000, the technology stocks of the new economy were punished more severely. The S&P 500 Index, generally made up of "old economy" stocks, was down 0.42% in the first six months of the year, compared with the tech-heavy Nasdaq Composite Index,1 which was down 2.46% for the same period.

Q    At June 30, 2000, the fund was invested 60% in equities, 39% in U.S.
government bonds and notes and about 1% in cash equivalents. With this allocation and the dramatic economic environment, how did the fund fare?

ROB The fund's focus on intermediate-term fixed income securities helped temper interest rate sensitivity; at the same time, its focus on value stocks contributed to its loss. For the fiscal year ended June 30, 2000, the fund reported a -1.23% total return.

     Although the fund underperformed the 4.43% gain for the Lipper Balanced Fund Index/2/ (which includes funds that invest in growth stocks), it is interesting to compare it to the S&P/Barra Value Index3, which returned -5.11% for the same time period. These two comparative indices show the stark difference between value and growth stocks for the period.

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within its specific areas of expertise. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's subadvisor for value investing, Institutional Capital Corporation
(ICAP), is a highly successful institutional money manager with nearly 30 years of experience. These professionals specialize in finding undervalued midsize and large company stocks that are poised for significant growth.

This disciplined, research-oriented approach is a key investment strategy for Nuveen Balanced Stock and Bond Fund.

Performance figures are quoted for Class A shares at net asset value. Comments cover the fund's fiscal year ended June 30, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

/1/ The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The Nasdaq Composite Index is an unmanaged index that measures the more than 5,000 companies listed on the Nasdaq Stock Market, Inc. Indices are not available for direct investment.

/2/ The Lipper Index return represents the average annualized total return of the 30 largest funds in the Lipper Balanced Fund Index for the year ended June 30, 2000. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

/3/ The S&P/Barra Value Index consists of the "value" half of the S&P 500 Index. In this capitalization-weighted index, firms have higher book-to-price ratios and are generally slower growing firms with less potential for appreciation but lower volatility (relative to the "growth" half). The index is not available for direct investment.


Annual Report  page 11

Q    During short periods throughout the fiscal year, value stocks strongly outperformed growth stocks. But the market ultimately gyrated back to growth stocks, which outdistanced value for the year. What happened?

ROB Value stocks looked promising during the period. The wide variance in sector performance, resulting from the Fed's interest rate policy, was mostly to blame for the inability of value stocks to consistently stay in favor, however. As the Fed raised interest rates, value stocks returned to favor. The perceived slowdown in the economy -- a result of the Fed's moves -- brought growth stocks back from their precipitous decline.

     For the year, technology stocks dwarfed performance in traditionally value-oriented sectors such as consumer cyclicals and basic materials. I point to the tech-heavy Nasdaq Composite Index's gain of 47.96% for the 12 months of the fund's fiscal year, compared to the S&P/Barra Value Index (which is heavily weighted in consumer cyclicals and basic materials), which reported a -5.11% return for the period.

     Also remember that the market has been very concentrated: a large proportion of the returns -- and losses -- of the S&P 500 has been due to select technology stocks in the index.

     Despite the challenges of the last year, we remain confident that the fund's focus on strong companies with a catalyst unrecognized by the general marketplace (that may trigger a rise in the stocks' prices) is a careful means of unlocking potential price appreciation. This investment process does not lock the fund out of the new economy.

Q    It would seem that finding technology stocks -- the essence of this new economy -- to add to the portfolio would be a challenge for a value manager. It is an extremely expensive sector by most measures, even after accounting for the recent correction. How do you identify technology stocks for this fund?

ROB The fund's value approach excludes many overpriced technology stocks. But there are many stocks even in this expensive sector that fit well within the premise of the fund. Not every technology name is a high-flying Internet startup.

     First, we found a number of attractively priced companies that have profited from the infrastructure needs of the new economy. Examples include Motorola, IBM and Vodafone.

     Second, even within out-of-favor old economy sectors, we discovered attractive companies using new technologies to significantly enhance their operations. In fact, this turned out to be one of the themes we followed for the fund over the last year. Companies capitalizing on the emergence of new applications for phone and cable equipment are perfect examples.

     There were also companies with embedded new economy businesses that we believed would be very highly valued if they were stand-alone entities. Some examples of companies that fit that profile were News Corp. -- a media company that owns British Sky Broadcasting, a leader in satellite and cable operations -- and General Motors, which owns a controlling stake in Hughes Electronics.

     With the valuation disparities between new economy and old economy stocks, we think this theme has been an opportune way for the fund to participate in the new economy without buying in at extremely high prices.


                         "We remain confident that the
                    fund's focus on strong companies with a
                     catalyst unrecognized by the general
                   marketplace (that may trigger a raise in
                   the stocks' prices) is a careful means of unlocking potential price appreciation."


Annual Report  page 12

NUVEEN BALANCED STOCK AND BOND FUND

Top Five Stock Holdings

Philips Electronics NV             4.7%
---------------------------------------
Bell Atlantic Corporation          3.4%
---------------------------------------
Ford Motor Company                 3.2%
---------------------------------------
Citigroup Inc.                     3.1%
---------------------------------------
AT&T Corp.                         3.0%
---------------------------------------

As a percentage of total stock holdings as of June 30, 2000. Holdings are subject to change.


Q    Were there any other themes you followed during the year?

ROB We continued to follow our financial restructurings theme, which worked very well. Companies like MetLife, one of the largest life insurance companies in the U.S., fit this criterion. MetLife is the leading provider of group insurance and employee benefits in the U.S., and serves the group life insurance needs of 86 of the Fortune 100 companies. The company went public on April 4th and exemplifies a classic financial restructuring play as it improved profitability from expense reductions.

     Philips Electronics continued to play out as a strong restructuring story and was the fund's largest equity holding at fiscal year-end.

     We discontinued the global revival theme as the worldwide expansion showed signs of slowing in the near term, the result of the Fed's and other world central banks' interest rate increases.

     Portfolio strategy now reflects the view that constraints on the economy and the markets should make individual stock selection, rather than sector weighting, the key to performance.

     On the bond side of the portfolio, as I mentioned, we primarily continued our focus on intermediate-term securities.


NUVEEN BALANCED STOCK AND BOND FUND

Top Five Sectors

Consumer Cyclicals      20.1%
-----------------------------
Financials              16.9%
-----------------------------
Utilities               15.1%
-----------------------------
Healthcare              11.5%
-----------------------------
Technology              11.4%
-----------------------------

As a percentage of total stock holdings as of June 30, 2000. Holdings are subject to change.


Q    What other sectors were noteworthy?

ROB The fund benefited from its energy holdings, particularly oil, which had gone from $12.50 per barrel to well over $30, then back down to the high $20s in the last year. We reduced exposure to the energy sector, including holdings in Conoco, USX-Marathon Group, Exxon Mobil and Texaco as oil prices peaked.

     Healthcare also made an impressive comeback. The technology roller coaster drove investors to seek sectors with strong, steady earnings, and healthcare was a major beneficiary. Pharmacia Corp. and Abbott Laboratories were beneficiaries as the sector heartily outperformed even technology in the first half of 2000.


Q    With the possibility of more Fed interest rate hikes and market volatility, what is your outlook for the fund for the coming months?

ROB The volatility we've seen in the markets, and the wild swings in performance from one sector to another, should continue to provide opportunities to buy and sell positions using the fund's disciplined value approach.


                     "The technology roller coaster drove
                    investors to seek sectors with strong,
                    steady earnings, and healthcare was a
                              major beneficiary."


Annual Report  page 13

                 "We think the market will be able to refocus
                    on cyclical and value-oriented stocks,
                 and we will continue to concentrate on those
                  that are selling at reasonable prices and
                  that exhibit a catalyst for a turnaround."

     The market correction and retrenchment was a good thing, in our opinion. We think the market will be able to refocus on cyclical and value-oriented stocks, and we will continue to concentrate on those that are selling at reasonable prices and that exhibit a catalyst for a turnaround.

     For the fixed-income portion of the portfolio, we plan to continue to focus on intermediate term bonds to try to keep the portfolio well-positioned in light of the heightened market volatility.

     We expect the combination of solid economic growth and continued upward pressure on wages and inflation ultimately will prompt some further tightening policy by the Fed over the balance of the year. We believe that this is a much better scenario than trying to spur growth in a recession. Company earnings reports continued to impress and beat Wall Street's expectations, and business has been robust across many sectors. This should be a flourishing environment for the fund going into the next fiscal period.


Annual Report  page 14

NUVEEN BALANCED STOCK AND BOND FUND

Fund Spotlight as of June 30, 2000

--------------------------------------------------------------------------------
Quick Facts
--------------------------------------------------------------------------------
                   A Shares        B Shares        C Shares        R Shares
NAV                  $25.20          $25.20          $25.21          $25.19
--------------------------------------------------------------------------------
Fund Symbol           NNSAX             N/A             N/A             N/A
--------------------------------------------------------------------------------
CUSIP             67064Y107       67064Y206       67064Y305       67064Y404
--------------------------------------------------------------------------------
Inception Date         8/96            8/96            8/96            8/96
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Returns as of 6/30/00 (Annualized)+
--------------------------------------------------------------------------------

                   A Shares             B Shares        C Shares   R Shares
                  NAV     Offer    w/o CDSC    w/CDSC      NAV         NAV
1-Year          -1.23%    -6.92%    -1.97%     -5.67%    -1.93%      -1.02%
--------------------------------------------------------------------------------
3-Year           8.30%     6.19%     7.50%      6.63%     7.52%       8.55%
--------------------------------------------------------------------------------
Since Inception 11.91%    10.22%    11.09%     10.52%    11.10%      12.17%
--------------------------------------------------------------------------------

+Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following six years. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the total return figures.

--------------------------------------------------------------------------------
Yields
--------------------------------------------------------------------------------

                      A Shares           B Shares      C Shares     R Shares
                    NAV      Offer       w/o CDSC
30-Day SEC Yield    2.46%    2.32%         1.69%         1.69%        2.72%
--------------------------------------------------------------------------------
Distribution Rate*  2.62%    2.47%         1.85%         1.85%        2.88%
--------------------------------------------------------------------------------

*The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a fund may be paying out more or less than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

Index Comparison[_]

[MOUNTAIN CHART APPEARS HERE]

           Nuveen Balanced    Nuveen Balanced      S&P      Lehman Brothers
           Stock and Bond     Stock and Bond       500       Intermediate
            Fund (Offer)        Fund (NAV)        Index     Treasury Index
8/1996        $ 9,712            $10,305         $10,562        $10,128
6/1997        $12,186            $12,929         $14,896        $10,841
6/1998        $13,219            $14,025         $17,768        $11,581
6/1999        $14,472            $15,355         $21,359        $12,064
6/2000        $14,733            $15,632         $23,644        $12,608

Nuveen Balanced Stock and Bond Fund (Offer) $14,733
Nuveen Balanced Stock and Bond Fund (NAV) $15,632
S&P 500 Index $23,644
Lehman Brothers Intermediate Treasury Index $12,608

[_]The Index comparison shows the change in value of a $10,000 investment in Class A shares of the Nuveen fund compared with the Standard and Poor's 500 Index and the Lehman Brothers Intermediate Treasury Index. The indexes do not reflect any initial or ongoing expenses and are not available for direct investment. The Nuveen fund returns depicted in the chart reflect the initial maximum sales charge applicable to Class A shares (5.75%) and all ongoing fund expenses.

-------------------------------------
Portfolio Statistics
-------------------------------------
Total Net Assets        $74.9 million
-------------------------------------
Beta                             0.56
-------------------------------------
Average Market
Capitalization (stocks)   $63 billion
-------------------------------------
Average P/E                      17.5
-------------------------------------
Number of Stocks                   50
-------------------------------------
Average Duration (bonds)         5.12
-------------------------------------
Expense Ratio*                  1.20%
-------------------------------------

*For Class A shares after credit/reimbursement

-------------------------------------
Portfolio Allocation
-------------------------------------

[PIE CHART APPEARS HERE]

Equity..........................60%
U.S. Government Obligations.....39%
Cash Equivalents................ 1%

Returns reflect a voluntary expense limitation by the fund's investment advisor, which may be modified or discontinued at any time without notice.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

--------------------------------------------------------------------------------
Terms To Know
--------------------------------------------------------------------------------

The following are a few terms used throughout this report.

Beta A measure of a fund's volatility compared to the market's. A fund with a beta of 1.20 is approximately 20% more volatile than the market, while a fund with a beta of 0.80 is approximately 20% less volatile than the market.

Market capitalization Also referred to as market cap, market capitalization is a measure of a corporation's value, calculated by multiplying the number of outstanding shares of common stock by the current market price per share. Market capitalization is usually grouped into these main categories:
Large cap: more than $5 billion in market capitalization

Mid cap: between $1 billion and $5 billion

Small cap: $1 billion or less

Price/Earnings Ratio (P/E) The P/E ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months' earnings per share.
A high P/E generally indicates that the market will pay more to obtain the company's stock because investors have confidence in the company's ability to increase its earnings over time. Conversely, a low P/E indicates that investors are less confident that the company's earnings will increase, and therefore are not willing to pay as much for its stock. The weighted average of the price/earnings ratios of the stocks in a mutual fund's portfolio can act as a gauge of the fund's investment strategy in the current market climate by indicating a value orientation (low P/E ratios) or a growth orientation (high P/E ratios).

Total Return Total return is a measure of a fund's performance that takes into account income dividends, capital gains distribution and change in net asset value.

                                                          ANNUAL REPORT  page 15

NUVEEN EUROPEAN VALUE FUND

From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within its specific areas of expertise. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's subadvisor for value investing, Institutional Capital Corporation
(ICAP), is a highly successful institutional money manager with nearly 30 years of experience. These professionals specialize in finding undervalued midsize and large company stocks that are poised for significant growth.

This disciplined, research-oriented approach is the key investment strategy for Nuveen European Value Fund.

Nuveen European Value Fund features portfolio management by Institutional Capital Corporation (ICAP), which specializes in large capitalization equities. To help you understand the fund's performance during this period, we spoke with Rob Lyon, president and chief in vestment officer of ICAP, the subadvisor of the fund.

Q    The European equity markets gave investors hope as they improved during the first three quarters of the fund's fiscal year, but backtracked along with the U.S. equity markets the last quarter (for the fiscal year ended June 30, 2000). What effect did the macroeconomy have on the European Value Fund?

ROB The fund reported a 17.22% total return for the fiscal year ended June 30, 2000. Comparatively, the Lipper European Index/1/ returned 32.33% and the MSCI Europe IX GD/2/ returned 15.42%. The discrepancy between these two indices' returns can help explain our fund's underperformance to Lipper. The Lipper index is made up of the 30 largest funds in the category, which has tended to be heavily skewed toward growth-oriented international funds, which outperformed value for the period. The MSCI index, on the other hand, is a broad-based index that includes both growth- and value-oriented funds.

Q    What happened in the international markets during the past 12 months?

ROB What we saw in world markets during the fund's fiscal period was a healthy recovery from the Asian financial crisis of 1997 and 1998, with a boost from interest rate cuts from central banks around the world. European stock prices reached all-time highs in August 1999 before declining again in September.

     The main culprit for the decline was the August 24, 1999, interest rate increase by the U.S. Federal Reserve, which was closely watched by world markets. Four more rate increases would follow during the fund's fiscal year, in the Fed's attempt to curtail growth domestically and stymie threats of inflation.

     In the last few months of 1999, European stock prices rose alone with their U.S. counterparts and the markets seemed to shrug off concerns about the affect of Y2K on the economy.

     As we entered the first quarter of 2000, European equity markets continued on the road to improvement, mirroring U.S. markets with technology, media and telecommunications stocks leading the way.

     Those industries--technology, media and telecommunications--turned around to hurt investors in the final three months of the fund's fiscal year, ending the period on a down note. However, during this brief period, European value stocks tended to fair better than their growth counterparts as the European Central Bank raised interest rates a larger-than-expected half point in June to slow economic growth. As a result, the euro, which has been struggling this year, gained strength relative to the dollar.

Performance figures are quoted for Class A shares at net asset value.
Comments cover the fund's fiscal year ended June 30, 20 00. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

1 The Lipper Index returns represent the average annualized total return of the 30 largest funds in the Lipper European Equity Fund category for the year ended June 30, 2000. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

2 The MSCI Europe Index is an unmanaged index comprised of a capitalization-weighted sampling of the companies listed on the stock exchanges of 14 European countries. It is not available for direct investment.

ANNUAL REPORT  page 16

Q    Where did you find opportunities during the year?

ROB For much of the period, mergers and acquisition activity was stepped up in Europe, providing us many opportunities for the fund. For one, the fund owned Vivendi, a French conglomerate with particularly strong businesses in wireless telephone and internet access services, along with stakes in multimedia and publishing ventures.

     The company agreed to acquire Seagram in June to create a fully integrated global media and communications company for the wired and wireless world. We sold the stock on the good news.

     The fund benefited from its energy holdings--Royal Dutch Petroleum and Shell Transport & Trading in particular--as oil went from $12.50 per barrel to well over $30, then back down to the high $20s in the last year.

     We also continued to focus on corporate restructurings, which significantly contributed to performance. Philips Electronics, our top-holding, continued to see positive returns as its cost-cutting initiatives and a more focused corporate strategy seemingly has come to fruition.

     Another top-holding, Vodafone, benefited from higher stock prices as its acquisition strategy has been rewarded by the market. With its successful bid for Mannesman, we believe the company is well on its way to becoming the preeminent wireless communications company.

Q    It would seem that finding technology stocks--the essence of the new economy--to add to the portfolio would be a challenge for a value manager. It is an extremely expensive sector by most measures, even after accounting for the recent correction. How do you identify technology stocks for this fund?

ROB The fund's value approach does exclude many overpriced technology stocks as potential holdings in the fund. But there are many names even in this expensive sector that fit well within the premise of the fund. Not every technology name is a high-flying Internet startup.

     First, we found a number of attractively priced companies that have profited from the infrastructure needs of the new economy. Vodafone is one example.

     Second, even within out-of-favor so-called old economy sectors, we discovered attractive companies using new technologies to significantly enhance their operations. In fact, this turned out to be one of the themes we followed for the fund over the last year. Companies capitalizing on the emergence of new applications for phone and cable equipment are perfect examples.

     There were also companies with embedded new economy businesses that we believed would be very highly valued if they were stand-alone entities. An example of such a company was News Corp. -- a media company that owns British Sky Broadcasting, a leader in satellite and cable.

NUVEEN EUROPEAN VALUE FUND

----------------------------------------------------
Top Ten Stock Holdings
----------------------------------------------------
Philips Electronics NV                          8.3%
----------------------------------------------------
Zurich Allied AG Sponsored ADR                  8.3%
----------------------------------------------------
Diageo plc Sponsored ADR                        7.3%
----------------------------------------------------
Bass plc Sponsored ADR                          5.1%
----------------------------------------------------
The News Corporation Limited - Sponsored ADR    5.0%
----------------------------------------------------
ING Groep NV Sponsored ADR                      4.6%
----------------------------------------------------
Shell Transport & Trading Company ADR           4.6%
----------------------------------------------------
Nordic Baltic Holdings AB FDR                   4.5%
----------------------------------------------------
Siemens AG Unsponsored ADR                      4.5%
----------------------------------------------------
Investor AB                                     4.5%
----------------------------------------------------

As a percentage of total stock holdings as of June 30, 2000. Holdings are subject to change. The fund's investments in foreign stocks present additional risks, including currency risk. In addition, investing in securities of developing countries involves risks greater than, or in addition to, investing in foreign developed countries.

"We also continued to focus on corporate restructurings, which significantly contributed to performance. Philips Electronics, our top-holding, continued to see positive returns as its cost-cutting initiatives and a more focused corporate strategy seemingly has had come to fruition."

                                                          ANNUAL REPORT  page 17

"We remain favorably disposed toward those companies likely to benefit from a stronger global economy."

Q    What are your plans for the fund in the coming fiscal year?

ROB Despite the challenges of the last year, we remain confident that the fund's focus on strong companies with a catalyst unrecognized by the general marketplace (that may trigger a rise in the stocks' prices) is a careful means of unlocking potential price appreciation. This investment process does not lock the fund out of the new economy.

     With the valuation disparities between new economy and old economy stocks, we think this theme has been an opportune way for the fund to participate in the new economy without buying in at extremely high prices.

     The level of the stock market and the first stirrings of stress in inflation and interest rates suggest taking a cautious approach. We have begun implementing a more cautious strategy, by taking profits in the biggest winners to date, trying to reduce the risk parameters (price/earnings ratios, for example) and by seeking companies whose stock prices are not as far advanced.

     We remain favorably disposed toward those companies likely to benefit from a stronger global economy. We will continue to watch emerging markets and consider adding to our holdings if the recovery continues on its current path.

NUVEEN EUROPEAN VALUE FUND

--------------------------------------------
Top Five Sectors
--------------------------------------------
Financials                             26.4%
--------------------------------------------
Consumer Staples                       16.8%
--------------------------------------------
Utilities                              14.0%
--------------------------------------------
Consumer Cyclicals                     13.2%
--------------------------------------------
Energy                                  9.1%
--------------------------------------------

As a percentage of total stock holdings as of June 30, 2000. Holdings are subject to change.

ANNUAL REPORT  page 18

NUVEEN EUROPEAN VALUE FUND

Fund Spotlight as of June 30, 2000

 Quick Facts

                A Shares        B Shares        C Shares        R Shares
NAV               $23.34          $23.17          $23.16          $23.39
--------------------------------------------------------------------------
Fund Symbol          N/A             N/A             N/A             N/A
--------------------------------------------------------------------------
CUSIP          67064Y842       67064Y834       67064Y826       67064Y818
--------------------------------------------------------------------------
Inception Date      5/98            5/98            5/98            5/98
--------------------------------------------------------------------------


Total Returns as of 6/30/00+

                   A Shares          B Shares         C Shares      R Shares
                  NAV    Offer   w/o CDSC  w/CDSC  w/o CDSC w/CDSC    NAV
----------------------------------------------------------------------------
1-Year*          17.22%  10.48%  16.34%    12.34%  16.29%    16.29%  17.44%
----------------------------------------------------------------------------
Since Inception* 8.43%   5.40%   7.64%     5.86%   7.62%      7.62%   8.68%
----------------------------------------------------------------------------
YTD              -2.75%  -8.32%  -3.14%    -7.98%  -3.18%     -4.15%  -2.70%
----------------------------------------------------------------------------

+ Returns reflect differences in sales charges and expenses among the share classes. Class A Shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines peridoically to 0% over the following six years. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in total return figures.

* Annualized

Index Comparison [_]


[MOUNTAIN CHART APPEARS HERE]

           Nuveen European    Nuveen European     MSCI
             Value Fund         Value Fund       Europe
              (Offer)             (NAV)           IX GD
5/1998        $ 9,425            $10,000         $10,000
6/1998        $ 9,369            $ 9,941         $10,112
6/1999        $ 9,520            $10,101         $10,057
6/2000        $11,161            $11,842         $11,606

Nuveen European Value Fund (Offer) $11,161
Nuveen European Value Fund (NAV) $11,842
MSCI Europe IX GD $11,606

[_] The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen Fund compared with the MSCI Europe Index. The MSCI Europe Index is an unmanaged index comprised of a capitalization-weighted sampling of the companies listed on the stock exchanges of 14 European countries. Index returns reflect total returns and assume reinvestment of dividends but do not include any initial or ongoing expenses and are not available for direct investment. The Nuveen fund returns depicted in the chart reflect the initial maximum sales charge applicable to Class A shares (5.75%) and all ongoing fund expenses.


Portfolio Statistics

Total Net Assets                      $13.2 million
---------------------------------------------------
Beta                                           0.85
---------------------------------------------------
Average Market Capitalization (stocks)  $66 billion
---------------------------------------------------
Average P/E                                    29.0
---------------------------------------------------
Number of Stocks                                 22
---------------------------------------------------
Expense Ratio*                                1.55%
---------------------------------------------------

*For Class A shares after credit/reimbursement.

Returns reflect a voluntary expense limitation by the fund's investment advisor which may be modified or discontinued at any time without notice.

The fund's investments in foreign stocks present additional risks, including currency risk. In addition, investing in securities of developing countries involves risks greater than, or in addition to, investing in foreign developed countries.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.


Portfolio Allocation

[PIE CHART APPEARS HERE]


        Equity  100%


Country Allocation*


Netherlands             24.8%
-----------------------------
United Kingdom          23.9%
-----------------------------
Sweden                   8.4%
-----------------------------
Switzerland              8.3%
-----------------------------
United States            5.2%
-----------------------------
Australia                5.0%
-----------------------------
Finland                  4.5%
-----------------------------
Germany                  4.5%
-----------------------------
Canada                   4.4%
-----------------------------
Portugal                 4.1%
-----------------------------
Ireland                  3.8%
-----------------------------
France                   3.1%
-----------------------------

*As a percentage of total stock holdings as of June 30, 2000. Holdings are subject to change.

 Terms To Know

The following are a few terms used throughout this report.

Beta A measure of a fund's volatility compared to the market's. A fund with a beta of 1.20 is approximately 20% more volatile than the market, while a fund with a beta of 0.80 is approximately 20% less volatile than the market.

Market Capitalization Also referred to as market cap, market capitalization is a measure of a corporation's value, calculated by multiplying the number of outstanding shares of common stock by the current market price per share. Market capitalization is usually grouped into these main categories:
Large cap: over $5 billion in market capitalization
Mid cap: between $1 billion and $5 billion
Small cap: $1 billion or less

Price/Earnings Ratio (P/E) The P/E ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months' earnings per share.
A high P/E generally indicates that the market will pay more to obtain the company's stock because investors have confidence in the company's ability to increase its earnings over time. Conversely, a low P/E indicates that investors are less confident that the company's earnings will increase, and therefore are not willing to pay as much for its stock. The weighted average of the price/earnings ratios of the stocks in a mutual fund's portfolio can act as a gauge of the fund's investment strategy in the current market climate by indicating a value orientation (low P/E ratios) or a growth orientation (high P/E ratios)

Total Return Total return is a measure of a fund's performance that takes into account income dividends, capital gains distribution and change in net asset value.

Annual Report  page 19

Portfolio of Investments
Nuveen Growth and Income Stock Fund
June 30, 2000

                                                                         Market
Shares    Description                                                     Value
-------------------------------------------------------------------------------

          COMMON STOCKS - 93.1%

          Basic Materials - 5.2%

387,400   Alcan Aluminum Ltd.                                       $12,009,400

357,650   Union Carbide Corporation                                  17,703,675

322,900   Weyerhaeuser Company                                       13,884,700
-------------------------------------------------------------------------------
          Capital Goods - 4.2%

293,400   General Dynamics Corporation                               15,330,150

422,650   Tyco International Ltd.                                    20,023,044
-------------------------------------------------------------------------------
          Consumer Cyclicals - 16.8%

379,450   Federated Department Stores, Inc. #                        12,806,438

586,600   Ford Motor Company                                         25,223,800

414,702   General Motors Corporation                                 24,078,635

181,500   Knight-Ridder, Inc.                                         9,653,531

758,708   Philips Electronics NV                                     36,038,630

204,300   R. H. Donnelley Corporation #                               3,958,313

214,100   TRW Inc.                                                    9,286,588

314,500   Target Corporation                                         18,241,000

 76,805   Visteon Corporation                                           931,264
-------------------------------------------------------------------------------
          Consumer Staples - 5.7%

320,700   Kimberly-Clark Corporation                                 18,400,163

 51,150   Newell Rubbermaid Inc.                                      1,317,113

332,050   The Seagram Company Ltd.                                   19,258,900

306,850   Tricon Global Restaurants, Inc. #                           8,668,513
-------------------------------------------------------------------------------
          Energy - 8.6%

579,900   Conoco Inc.                                                14,243,794

291,900   Exxon Mobil Corporation                                    22,914,150

448,800   Texaco Inc.                                                23,898,600

421,850   USX-Marathon Group                                         10,572,616
-------------------------------------------------------------------------------
          Financials - 17.0%

179,750   Aetna Inc.                                                 11,537,703

348,750   The Allstate Corporation                                    7,759,688

820,150   Associates First Capital Corporation                       18,299,597

382,162   Citigroup Inc.                                             23,025,261

354,350   Fannie Mae                                                 18,492,641

375,200   Household International, Inc.                              15,594,250

872,750   MetLife, Inc. #                                            18,382,297

 97,700   Providian Financial Corporation                             8,793,000

504,100   Wells Fargo & Company                                      19,533,875

                                                                                                                            Market
      Shares   Description                                                                                                   Value
----------------------------------------------------------------------------------------------------------------------------------
               Healthcare - 10.5%

     438,550   Abbott Laboratories                                                                                    $ 19,542,884

     430,500   Becton, Dickinson and Company                                                                            12,349,969

     368,000   Biomet, Inc.                                                                                             14,145,000

     381,200   Bristol-Myers Squibb Company                                                                             22,204,900

     378,801   Pharmacia Corporation                                                                                    19,579,277
----------------------------------------------------------------------------------------------------------------------------------
               Technology - 10.8%

     378,950   Computer Associates International, Inc.                                                                  19,397,503

     385,400   Electronic Data Systems Corporation                                                                      15,897,750

     137,900   Gateway, Inc. #                                                                                           7,825,825

     209,250   International Business Machines Corporation                                                              22,925,953

     42,650    Lucent Technologies Inc.                                                                                  2,527,013

     748,546   Motorola, Inc.                                                                                           21,754,618
----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 0.1%

      49,150   Burlington Northern Santa Fe Corporation                                                                  1,127,378
----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 14.2%

     760,075   AT&T Corp.                                                                                               24,037,372

     519,850   Bell Atlantic Corporation #                                                                              26,414,878

      76,350   Cable & Wireless plc Sponsored ADR                                                                        3,822,272

     548,100   Edison International                                                                                     11,236,050

     266,050   FPL Group, Inc.                                                                                          13,169,475

     250,250   US West, Inc.                                                                                            21,458,934

     449,650   Vodafone Group plc Sponsored ADR                                                                         18,632,370

       7,200   WorldCom, Inc. #                                                                                            330,300
----------------------------------------------------------------------------------------------------------------------------------
               Total Common Stocks (cost $754,635,034)                                                                 778,241,050
               -------------------------------------------------------------------------------------------------------------------
               PREFERRED STOCKS - 2.7%

               Consumer Cyclicals - 2.7%

     468,400   The News Corporation Limited Sponsored ADR                                                               22,249,000
----------------------------------------------------------------------------------------------------------------------------------
               Total Preferred Stocks (cost $8,147,162)                                                                 22,249,000
               -------------------------------------------------------------------------------------------------------------------
   Principal                                                                                                                Market
Amount (000)   Description                                                                                                   Value
----------------------------------------------------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS - 5.3%

$     27,000   The Coca-Cola Company, Commercial Paper, effective yield of 6.664%, 7/27/00                              26,873,640

      17,500   Sara Lee Corporation, Commercial Paper, effective yield of 6.648%, 7/06/00                               17,484,299
----------------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (cost $44,357,939)                                                          44,357,939
               -------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $807,140,135) - 101.1%                                                          844,847,989
               -------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities -  (1.1)%                                                                  (9,014,578)
               -------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                      $835,833,411
               ===================================================================================================================


#  Non-income producing.

                                                                                     See accompanying notes to financial statements.

21

Portfolio of Investments
Nuveen Balanced Municipal and Stock Fund
June 30, 2000



                                                                         Market
Shares    Description                                                     Value
-------------------------------------------------------------------------------
          COMMON STOCKS - 38.2%

          Basic Materials - 2.2%

30,250    Alcan Aluminum Ltd.                                        $  937,750

27,200    Union Carbide Corporation                                   1,346,400

25,400    Weyerhaeuser Company                                        1,092,200
-------------------------------------------------------------------------------
          Capital Goods - 1.7%

22,400    General Dynamics Corporation                                1,170,400

31,700    Tyco International Ltd.                                     1,501,788
-------------------------------------------------------------------------------
          Consumer Cyclicals - 6.8%

28,800    Federated Department Stores, Inc. #                           972,000

44,550    Ford Motor Company                                          1,915,650

33,061    General Motors Corporation                                  1,919,604

14,050    Knight-Ridder, Inc.                                           747,284

59,402    Philips Electronics NV                                      2,821,595

16,200    TRW Inc.                                                      702,675

24,400    Target Corporation                                          1,415,200

 5,833    Visteon Corporation                                            70,726
-------------------------------------------------------------------------------
          Consumer Staples - 2.4%

25,050    Kimberly-Clark Corporation                                  1,437,244

 3,900    Newell Rubbermaid Inc.                                        100,425

26,350    The Seagram Company Ltd.                                    1,528,300

23,200    Tricon Global Restaurants, Inc. #                             655,400
-------------------------------------------------------------------------------
          Energy - 3.5%

44,350    Conoco Inc.                                                 1,089,347

22,900    Exxon Mobil Corporation                                     1,797,650

32,900    Texaco Inc.                                                 1,751,925

33,400    USX-Marathon Group                                            837,088
-------------------------------------------------------------------------------
          Financials - 6.6%

13,800    Aetna Inc.                                                    885,788

26,600    The Allstate Corporation                                      591,850

62,300    Associates First Capital Corporation                        1,390,069

29,812    Citigroup Inc.                                              1,796,173

27,600    Fannie Mae                                                  1,440,375

28,250    Household International, Inc.                               1,174,141

64,300    MetLife, Inc. #                                             1,354,319

40,000    Wells Fargo & Company                                       1,550,000
-------------------------------------------------------------------------------

                                                                                                                             Market
     Shares    Description                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------------------
               Healthcare - 4.6%

     34,200    Abbott Laboratories                                                                                      $ 1,524,038
     33,150    Becton, Dickinson and Company                                                                                950,991
     28,900    Biomet, Inc.                                                                                               1,110,844
     32,200    Bristol-Myers Squibb Company                                                                               1,875,650
     31,251    Pharmacia Corporation                                                                                      1,615,286
-----------------------------------------------------------------------------------------------------------------------------------
               Technology - 4.4%
     27,650    Computer Associates International, Inc.                                                                    1,415,334
     29,700    Electronic Data Systems Corporation                                                                        1,225,125
     10,250    Gateway, Inc. #                                                                                              581,688
     16,600    International Business Machines Corporation                                                                1,818,738
      3,300    Lucent Technologies Inc.                                                                                     195,525
     56,788    Motorola, Inc.                                                                                             1,650,401
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 0.1%
      3,550    Burlington Northern Santa Fe Corporation                                                                      81,428
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 5.9%
     59,860    AT&T Corp.                                                                                                 1,893,073
     39,800    Bell Atlantic Corporation #                                                                                2,022,338
      6,300    Cable & Wireless plc Sponsored ADR                                                                           315,394
     42,200    Edison International                                                                                         865,100
     20,100    FPL Group, Inc.                                                                                              994,950
     18,900    US West, Inc.                                                                                              1,620,675
     34,400    Vodafone Group plc Sponsored ADR                                                                           1,425,450
        600    WorldCom, Inc. #                                                                                              27,525
-----------------------------------------------------------------------------------------------------------------------------------
               Total Common Stocks (cost $55,403,616)                                                                    59,202,919
               --------------------------------------------------------------------------------------------------------------------
               PREFERRED STOCKS - 1.1%
               Consumer Cyclicals - 1.1%
     36,600    The News Corporation Limited Sponsored ADR                                                                 1,738,500
-----------------------------------------------------------------------------------------------------------------------------------
               Total Preferred Stocks (cost $638,823)                                                                     1,738,500
               --------------------------------------------------------------------------------------------------------------------

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               MUNICIPAL BONDS - 60.2%
               Alabama - 0.3%
$       455    Alabama Water Pollution Control Authority, Revolving Fund Loan Bonds,         8/05 at 100         AAA     $  487,605
                 Series 1994A, 6.625%, 8/15/08
-----------------------------------------------------------------------------------------------------------------------------------
               California - 3.9%

      2,500    City of Escondido, California Multifamily Housing Revenue                 7/05 at 101 1/2         AAA      2,517,700
                 Refunding Bonds, Series 1997B (Morning View Terrace Apartments),
                 5.400%, 1/01/27 (Mandatory put 7/01/07)
        735      Northern California Power Agency, Public Power Revenue                     No Opt. Call          A-        757,903
                 Refunding Bonds, Geothermal Project No. 3, 1993 Series A,
                 5.650%, 7/01/07

                   Portfolio of Investments
                   Nuveen Balanced Municipal and Stock Fund (continued) June 30, 2000


   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               California (continued)

$      250     County of Orange, California, Refunding Recovery Bonds, 1995 Series          No Opt. Call         AAA     $  274,378
                A, 6.000%, 6/01/10

     1,495     Palmdale Civic Authority (Civic Center Refinancing), 1997 Series A,           7/07 at 102         AAA      1,529,250
                5.375%, 7/01/12

     1,000     County of San Diego, California, Certificates of Participation, The           9/09 at 101        Baa3      1,004,590
                Burnham Institute, 5.700%, 9/01/11
-----------------------------------------------------------------------------------------------------------------------------------
               Colorado - 2.7%

     2,000     City and County of Denver, Colorado, Airport System Revenue Bonds,           11/06 at 102         AAA      2,074,160
                Series 1996B, 5.625%, 11/15/08 (Alternative Minimum Tax)

     1,000     City and County of Denver, Colorado, Airport Special Facilities               1/09 at 101         AAA      1,040,700
                Revenue Bonds (Rental Car Projects), Series 1999A, 6.000%, 1/01/13
                (Alternative Minimum Tax)

     2,000     Metropolitan Football Stadium District (Colorado), Sales Tax Revenue         No Opt. Call         AAA      1,061,920
                Bonds, Series 1999A, 0.000%, 1/01/12
-----------------------------------------------------------------------------------------------------------------------------------
               Connecticut - 4.4%

     1,075     Connecticut Housing Finance Authority, Housing Mortgage Finance               5/06 at 102          AA      1,080,321
                Program Bonds, 1996 Series B, Subseries B-2, 5.750%, 11/15/08
                (Alternative Minimum Tax)

     1,000     State of Connecticut Health and Educational Facilities Authority,            No Opt. Call         BBB        948,540
                Revenue Bonds, Hospital for Special Care Issue, Series B, 5.125%,
                7/01/07

     1,485     Connecticut Development Authority, First Mortgage Gross Revenue              12/06 at 103        BBB+      1,369,393
                Health Care Project Refunding Bonds, Series 1998A (The Elim Park
                Baptist Home, Inc. Project), 4.875%, 12/01/07

     3,500     West Haven Housing Authority (Connecticut), Multifamily Housing               1/01 at 100         N/R      3,503,080
                Revenue Bonds, Series 1998B (Meadows Landing Apartments), 6.000%,
                1/01/02 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               District of Columbia - 0.4%

       500     District of Columbia, General Obligation Refunding Bonds, Series             No Opt. Call         AAA        548,675
                A-1, 6.500%, 6/01/10
-----------------------------------------------------------------------------------------------------------------------------------
               Georgia - 1.6%

     2,000     Development Authority of Fulton County (Georgia), Special Facilities          5/08 at 101        BBB-      1,822,260
                Revenue Bonds (Delta Air Lines, Inc. Project), Series 1998, 5.300%,
                5/01/13 (Alternative Minimum Tax)

       650     Georgia Housing and Finance Authority, Single Family Mortgage Bonds,          6/06 at 102         AAA        652,984
                1996 Series A, 5.875%, 12/01/19 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Idaho - 0.8%

     1,185     Idaho Housing and Finance Association, Single Family Mortgage Bonds,          1/07 at 102          A1      1,188,911
                1997 Series D-2, 5.950%, 7/01/09 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Illinois - 5.4%

     1,075     Village of Bolingbrook, Will and DuPage Counties, Illinois,                  No Opt. Call         AAA      1,234,423
                Residential Mortgage Revenue Bonds, Series 1979, 7.500%, 8/01/10

               Community High School District Number 219, Cook County, Illinois
               (Niles Township), General Obligation Limited Tax School Bonds,
               Series 1998:
     1,130      0.000%, 12/01/09                                                            No Opt. Call         AAA        687,221
     2,360      0.000%, 12/01/10                                                            No Opt. Call         AAA      1,353,177

               Illinois Development Finance Authority, Economic Development Revenue
               Bonds, Series 1998 (The Latin School of Chicago Project):
       270      5.200%, 8/01/11                                                              8/08 at 100        Baa2        251,643
       200      5.250%, 8/01/12                                                              8/08 at 100        Baa2        184,956
       580      5.300%, 8/01/13                                                              8/08 at 100        Baa2        531,982

     2,160     Illinois Health Facilities Authority, Revenue Bonds, Series 1985              7/04 at 102      N/R***      2,372,674
                (St. Elizabeth's Hospital of Chicago, Inc.), 7.250%, 7/01/05
                (Pre-refunded to 7/01/04)

     1,500     Illinois Health Facilities Authority, Revenue Bonds, Series 1993             11/03 at 102           A      1,499,310
                (OSF Healthcare System), 6.000%, 11/15/10

       235     Illinois Health Facilities Authority, FHA-Insured Mortgage Revenue            2/06 at 102         AAA        239,007
                Bonds, Series 1996 (Sinai Health System), 5.500%, 2/15/09


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Indiana - 0.9%

$     1,470    Indiana Housing Finance Authority, Single Family Mortgage Revenue             7/08 at 101         Aaa     $1,410,524
                 Bonds, 1998 Series C-3, 5.300%, 7/01/13 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Louisiana - 1.7%

               Parish School Board of the Parish of Jefferson, State of Louisiana,
               Sales Tax School Bonds, Refunding Series 1998:
      1,045      0.000%, 3/01/08                                                            No Opt. Call         AAA        698,603
      2,175      0.000%, 9/01/08                                                            No Opt. Call         AAA      1,416,360
      1,000      0.000%, 3/01/10                                                            No Opt. Call         AAA        598,490
-----------------------------------------------------------------------------------------------------------------------------------
               Maine - 0.2%

        255    Town of Winslow, Maine (Crowe Rope Industries Project), 1997 Series           3/07 at 102         Aaa        266,625
                 A, General Obligation Tax Increment Financing Bonds, 6.000%, 3/01/11
                 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Massachusetts - 4.7%

               Massachusetts Development Finance Agency, Resource Recovery Revenue
               Bonds (Ogden Haverhill Project), Series 1998B:
      1,720      5.100%, 12/01/12 (Alternative Minimum Tax)                                 12/08 at 102         BBB      1,501,268
      1,885      5.200%, 12/01/13 (Alternative Minimum Tax)                                 12/08 at 102         BBB      1,638,819
        250    Massachusetts Health and Educational Facilities Authority, Revenue            7/06 at 102         AAA        264,368
                 Bonds, Melrose-Wakefield Healthcare Corp. Issue, Series C, 5.700%,
                 7/01/08 (Pre-refunded to 7/01/06)

               Massachusetts Industrial Finance Agency, Resource Recovery Revenue
               Refunding Bonds (Ogden Haverhill Project), Series 1998A:

      1,500      5.450%, 12/01/12 (Alternative Minimum Tax)                                 12/08 at 102         BBB      1,371,270
      1,825      5.500%, 12/01/13 (Alternative Minimum Tax)                                 12/08 at 102         BBB      1,657,812
        835    Massachusetts Turnpike Authority, Western Turnpike Revenue Bonds,             7/00 at 100         AAA        835,000
                 1997 Series A, 5.550%, 1/01/17
-----------------------------------------------------------------------------------------------------------------------------------
               Mississippi - 1.1%

               Jones County, Mississippi, Hospital Revenue Refunding Bonds (South
               Central Regional Medical Center Project), Series 1997:

      1,285      5.350%, 12/01/10                                                          12/07 at 100         BBB+      1,182,264
        500      5.400%, 12/01/11                                                          12/07 at 100         BBB+        455,925
-----------------------------------------------------------------------------------------------------------------------------------
               Nebraska - 6.1%

      9,921    Energy America (Nebraska), Natural Gas Revenue Note (Metropolitan            No Opt. Call         N/R      9,513,211
                 Utility District Project), Series 1997B, 5.700%, 7/01/08
-----------------------------------------------------------------------------------------------------------------------------------
               Nevada - 1.3%

      1,770    Nevada Housing Division, Single Family Mortgage Bonds, 1997 Series            4/07 at 102         Aa3      1,724,228
                 A-1 Mezzanine Bonds, 6.000%, 4/01/15 (Alternative Minimum Tax)

        250    Airport Authority of Washoe County, Reno, Nevada, Airport Revenue             7/03 at 102         AAA        257,573
                 Refunding Bonds, Series 1993B, 5.875%, 7/01/11
-----------------------------------------------------------------------------------------------------------------------------------
               New Hampshire - 1.8%

      1,450    New Hampshire Higher Educational and Health Facilities Authority,             1/07 at 102        BBB-      1,428,366
                 Revenue Bonds, Series 1997 (New Hampshire College), 6.200%, 1/01/12

      1,300    State of New Hampshire, Turnpike System Revenue Bonds, 1992 Series,           4/02 at 102         AAA      1,341,392
                 6.000%, 4/01/13
-----------------------------------------------------------------------------------------------------------------------------------
               New York - 10.0%

      2,000    The City University of New York, Certificates of Participation, The          No Opt. Call           A      2,095,140
                 State of New York (John Jay College of Criminal Justice Project
                 Refunding), 6.000%, 8/15/06

      5,000    Erie County Industrial Development Agency, Solid Waste Disposal              12/10 at 103         N/R      5,211,750
                 Facility Revenue Bonds (1998 CanFibre of Lackawanna Project),
                 8.875%, 12/01/13 (Alternative Minimum Tax)

        500    Metropolitan Transportation Authority, Transit Facilities Service            No Opt. Call           A        517,895
                 Contract Bonds, Series O, 5.750%, 7/01/07

               Portfolio of Investments
               Nuveen Balanced Municipal and Stock Fund (continued)
               June 30, 2000



  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               New York (continued)

$       250    The City of New York, General Obligation Bonds, Fiscal 1997              11/06 at 101 1/2          A-     $  259,820
                 Series D, Tax Exempt Bonds, 5.875%, 11/01/11

        500    The City of New York, General Obligation Bonds, Fiscal 1997                   4/07 at 101          A-        527,150
                 Series I, 6.000%, 4/15/09

      1,000    The City of New York, General Obligation Bonds, Fiscal 1998                   8/07 at 101          A-      1,018,920
                 Series D, 5.500%, 8/01/10

               Dormitory Authority of the State of New York, Revenue Bonds,
               City University Issue, Series U:
        160      6.375%, 7/01/08 (Pre-refunded to 7/01/02)                                   7/02 at 102     Baa1***        168,186
        115      6.375%, 7/01/08                                                             7/02 at 102        Baa1        119,837

      2,000    New York State Thruway Authority, Local Highway and Bridge                    4/06 at 102           A      2,057,440
                 Service Contract Bonds, Series 1996, 5.625%, 4/01/07

        285    New York State Urban Development Corporation, State Facilities               No Opt. Call           A        301,499
                 Revenue Bonds, 1995 Refunding Series, 6.250%, 4/01/06

      1,700    New York State Urban Development Corporation, Project Revenue                 1/03 at 102           A      1,748,943
                 Bonds (Cornell Center for Theory and Simulation in Science
                 and Engineering Grant), Series 1993, 5.900%, 1/01/07

      1,430    New York State Urban Development Corporation, Empire State                   No Opt. Call           A      1,540,053
                 Development Corporation, Youth Facilities Revenue Bonds,
                 Series 1997, 6.500%, 4/01/07
-----------------------------------------------------------------------------------------------------------------------------------
               North Carolina - 1.7%

      2,045    North Carolina Municipal Power Agency Number 1, Catawba Electric
                 Revenue Bonds, Series 1980,  10.500%, 1/01/10                              No Opt. Call         AAA      2,589,768
-----------------------------------------------------------------------------------------------------------------------------------
               Ohio - 3.3%

      1,750    City of Dayton, Ohio, Special Facilities Revenue Refunding Bonds, 1988       No Opt. Call         BBB      1,756,195
                 Series C (Emery Air Freight Corporation and Emery Worldwide
                 Airlines, Inc. - Guarantors), 6.050%, 10/01/09

      1,500    County of Lorain, Ohio, Health Care Facilities Revenue Refunding Bonds,       2/08 at 101         BBB      1,349,325
                 Series 1998A (Kendal at Oberlin), 5.375%, 2/01/12

      1,875    Ohio Building Authority, State Facilities Refunding Bonds (Toledo             4/03 at 100         AAA      2,082,900
                 Government Office Building), 1982 Series A, 10.125%, 10/01/06
                 (Pre-refunded to 4/01/03)
-----------------------------------------------------------------------------------------------------------------------------------
               Oklahoma - 0.7%

      1,000    Oklahoma Industries Authority, Health System Revenue Refunding Bonds         No Opt. Call         AAA      1,052,830
                 (Obligated Group consisting of INTEGRIS Baptist Medical Center, Inc.,
                 INTEGRIS South Oklahoma City Hospital Corporation and
                 INTEGRIS Rural Health, Inc.), Series 1995D, 6.000%, 8/15/07
-----------------------------------------------------------------------------------------------------------------------------------
               Pennsylvania - 0.7%

      1,065    Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue
               Bonds, Series 1996-50A, 5.350%, 10/01/08                                      4/06 at 102         AA+      1,068,589
-----------------------------------------------------------------------------------------------------------------------------------
               Rhode Island - 1.2%

      1,760    City of Providence, Rhode Island, General Obligation Bonds, 1997              7/07 at 101         AAA      1,870,933
                 Series A, 6.000%, 7/15/09
-----------------------------------------------------------------------------------------------------------------------------------
               Tennessee - 1.7%

      2,700    The Industrial Development Board of the City of Cookeville,                  10/03 at 102           A      2,712,474
                 Tennessee, Hospital Refunding Revenue Bonds, Series 1993 (Cookeville
                 General Hospital Project), 5.750%, 10/01/10
-----------------------------------------------------------------------------------------------------------------------------------
               Texas - 2.8%

      3,000    Abilene Higher Education Authority, Inc. (Texas), Student Loan Revenue       11/08 at 100         Aa3      2,804,850
                 Bonds, Subordinate Series 1998B (Subordinate Lien Fixed Rate Term
                 Bonds),  5.050%, 7/01/13 (Alternative Minimum Tax)

               City of Austin, Texas, Water, Sewer and Electric Refunding Revenue Bonds,
               Series 1982:
         10      14.000%, 11/15/01                                                          No Opt. Call        A***         10,804
         85      14.000%, 11/15/01                                                          No Opt. Call           A         91,557

        250    City of San Antonio, Texas, Airport System Improvement Revenue Bonds,         7/06 at 101         AAA        257,684
                 Series 1996, 5.700%, 7/01/09 (Alternative Minimum Tax)

        180    Texas Department of Housing and Community Affairs, Single Family              9/06 at 102         AAA        183,030
                 Mortgage Revenue Bonds, 1996 Series E, 5.750%, 3/01/10


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Texas (continued)

 $    1,000    Tyler Health Facilities Development Corporation (Texas), Hospital             7/02 at 100        Baa2       $921,940
                 Revenue Bonds (Mother Frances Hospital Regional HealthCare Center
                 Project), Series 1997A, 5.500%, 7/01/09
------------------------------------------------------------------------------------------------------------------------------------
               Utah -- 0.2%
        500    Tooele County, Hazardous Waste Disposal Revenue Bonds (Laidlaw                8/05 at 102         N/R        145,230
                 Inc./USPCI Clive PJ), Series 1995, 6.750%, 8/01/10
                 (Alternative Minimum Tax)

        200    State Board of Regents of Utah, Student Loan Revenue Bonds, 1995 Series      11/05 at 102         AAA        208,340
                 N Bonds, 6.000%, 5/01/08 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               Washington -- 0.6%

         30    Washington State Housing Finance Commission, Single Family Mortgage           1/04 at 102         AAA         30,170
                 Revenue Bonds (Mortgage-Backed Securities Program), Series 1995A,
                 6.650%, 7/01/16 (Alternative Minimum Tax)

         55    Washington Public Power Supply System, Nuclear Project No. 2, Revenue        No Opt. Call         Aaa         57,560
                 Bonds, Series 1981A, 14.375% 7/01/01

        800    Washington Public Power Supply System, Project No. 3, Refunding Revenue       7/06 at 102         AAA        829,360
                 Bonds, Series 1996-A, 5.700%, 7/01/09
-----------------------------------------------------------------------------------------------------------------------------------
 $   97,521    Total Municipal Bonds (cost $95,451,247)                                                                  93,369,033
===========------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $151,493,686) - 99.5%                                                            154,310,452
               --------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 0.5%                                                                         817,010
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                     $  155,127,462
               ====================================================================================================================


#    Non-income producing.

* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.


                                 See accompanying notes to financial statements.

                      Portfolio of Investments
                      Nuveen Balanced Stock and Bond Fund
                      June 30, 2000



                                                                 Market
     Shares          Description                                  Value
-----------------------------------------------------------------------
                    COMMON STOCKS - 57.9%
                    Basic Materials - 3.3%
     21,500         Alcan Aluminum Ltd.                      $  666,500
     19,900         Union Carbide Corporation                   985,050
     18,300         Weyerhaeuser Company                        786,900
-----------------------------------------------------------------------
                    Capital Goods  - 2.5%
     14,700         General Dynamics Corporation                768,075
     23,600         Tyco International Ltd.                   1,118,050
-----------------------------------------------------------------------
                    Consumer Cyclicals - 10.3%
     21,350         Federated Department Stores, Inc. #         720,563
     33,400         Ford Motor Company                        1,436,200
     23,170         General Motors Corporation                1,345,308
     10,200         Knight-Ridder, Inc.                         542,513
     43,938         Philips Electronics NV                    2,087,055
     11,850         TRW Inc.                                    513,994
     17,400         Target Corporation                        1,009,200
      4,373         Visteon Corporation                          53,024
-----------------------------------------------------------------------
                    Consumer Staples - 3.6%
     17,600         Kimberly-Clark Corporation                1,009,800
      2,800         Newell Rubbermaid Inc.                       72,100
     19,550         The Seagram Company Ltd.                  1,133,900
     16,800         Tricon Global Restaurants, Inc. #           474,600
-----------------------------------------------------------------------
                    Energy - 5.4%
     32,850         Conoco Inc.                                 806,878
     16,650         Exxon Mobil Corporation                   1,307,025
     24,700         Texaco Inc.                               1,315,275
     24,400         USX-Marathon Group                          611,525
-----------------------------------------------------------------------
                    Financials - 10.1%
     10,200         Aetna Inc.                                  654,713
     19,500         The Allstate Corporation                    433,875
     45,700         Associates First Capital Corporation      1,019,681
     22,662         Citigroup Inc.                            1,365,386
     20,050         Fannie Mae                                1,046,359
     20,500         Household International, Inc.               852,031
     48,100         MetLife, Inc. #                           1,013,106
     29,600         Wells Fargo & Company                     1,147,000


                                                                       Market
  Shares  Description                                                   Value
-------------------------------------------------------------------------------

          Healthcare -- 6.8%
  25,800  Abbott Laboratories                                       $ 1,149,713
  24,550  Becton, Dickinson and Company                                 704,278
  20,700  Biomet, Inc.                                                  795,656
  22,600  Bristol-Myers Squibb Company                                1,316,450
  22,166  Pharmacia Corporation                                       1,145,705
-------------------------------------------------------------------------------
          Technology -- 6.8%
  20,850  Computer Associates International, Inc.                     1,067,259
  21,800  Electronic Data Systems Corporation                           899,250
   7,700  Gateway, Inc. #                                               436,975
  12,300  International Business Machines Corporation                 1,347,619
   2,500  Lucent Technologies Inc.                                      148,125
  41,412  Motorola, Inc.                                              1,203,536
-------------------------------------------------------------------------------
          Transportation -- 0.1%
   2,700  Burlington Northern Santa Fe Corporation                       61,931
-------------------------------------------------------------------------------
          Utilities -- 9.0%
  42,891  AT&T Corp.                                                  1,356,428
  29,800  Bell Atlantic Corporation #                                 1,514,213
   4,750  Cable & Wireless plc Sponsored ADR                            237,797
  31,100  Edison International                                          637,550
  14,900  FPL Group, Inc.                                               737,550
  13,950  US West, Inc.                                               1,196,213
  25,200  Vodafone Group plc Sponsored ADR                            1,044,225
     400  WorldCom, Inc. #                                               18,350
-------------------------------------------------------------------------------
          Total Common Stocks (cost $40,888,619)                     43,314,509
          ---------------------------------------------------------------------

          PREFERRED STOCKS -- 1.7%
          Consumer Cyclicals -- 1.7%
  26,800  The News Corporation Limited Sponsored ADR                  1,273,000
-------------------------------------------------------------------------------
          Total Preferred Stocks (cost $466,980)                      1,273,000
          ---------------------------------------------------------------------

                     Portfolio of Investments
                     Nuveen Balanced Stock and Bond Fund (continued)
                     June 30, 2000


       Principal                                                                                                      Market
     Amount (000)    Description                                                                                       Value
----------------------------------------------------------------------------------------------------------------------------
                     U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 38.9%
                     U. S. Treasury Notes - 30.6%
          $ 3,075    7.500%, 5/15/02                                                                             $ 3,131,697
            7,275    7.875%, 11/15/04                                                                              7,700,136
            4,530    6.500%, 5/15/05                                                                               4,579,549
            7,310    7.000%, 7/15/06                                                                               7,572,707
----------------------------------------------------------------------------------------------------------------------------
                     U.S. Treasury Bonds - 8.3%
            3,725    7.250%, 5/15/16                                                                               4,098,666
            2,135    6.000%, 2/15/26                                                                               2,086,962
----------------------------------------------------------------------------------------------------------------------------
                     Total U.S. Government and Agency Obligations - (cost $29,569,645)                            29,169,717
                     -------------------------------------------------------------------------------------------------------
                     SHORT-TERM INVESTMENTS - 1.2%
              900    Federal Home Loan Mortgage Corporation, Discount Note, effective yield of 6.645%, 7/03/00       899,672
----------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments (cost $899,672)                                                    899,672
                     -------------------------------------------------------------------------------------------------------
                     Total Investments (cost $71,824,916) -  99.7%                                                74,656,898
                     -------------------------------------------------------------------------------------------------------
                     Other Assets Less Liabilities - 0.3%                                                            257,667
                     -------------------------------------------------------------------------------------------------------
                     Net Assets - 100%                                                                           $74,914,565
                     =======================================================================================================

#  Non-income producing.

                                 See accompanying notes to financial statements.

                     Portfolio of Investments
                     Nuveen European Value Fund
                     June 30, 2000

                                                                           Market
     Shares     Description                                                 Value
     ----------------------------------------------------------------------------
                COMMON STOCKS - 89.2%
                Basic Materials - 6.5%
     26,750     Jefferson Smurfit Group plc Sponsored ADR             $   471,469
     18,300     Pechiney SA Sponsored ADR                                 379,725
     ----------------------------------------------------------------------------
                Capital Goods - 7.9%
     29,000     SKF AB Sponsored ADR                                      482,125
      3,700     Siemens AG Unsponsored ADR                                558,618
     ----------------------------------------------------------------------------
                Consumer Cyclicals - 7.8%
     21,500     Philips Electronics NV                                  1,021,250
     ----------------------------------------------------------------------------
                Consumer Staples - 15.7%
     54,100     Bass plc Sponsored ADR                                    625,531
     25,500     Diageo plc Sponsored ADR                                  906,844
      9,400     The Seagram Company Ltd.                                  545,200
     ----------------------------------------------------------------------------
                Energy - 8.5%
      9,000     Royal Dutch Petroleum Company                             554,063
     11,300     Shell Transport & Trading Company ADR                     564,294
     ----------------------------------------------------------------------------
                Financials - 24.7%
     22,400     ABN AMRO Holding NV Sponsored ADR                         550,200
      8,450     ING Groep NV Sponsored ADR                                570,375
     40,800     Investor AB                                               557,226
     76,986     Nordic Baltic Holding AB FDR                              559,457
     10,300     Zurich Allied AG Sponsored ADR                          1,021,087
     ----------------------------------------------------------------------------
                Healthcare - 4.2%
     10,600     Pharmacia Corporation                                     547,888
     ----------------------------------------------------------------------------
                Technology - 0.7%
      7,500     Infonet Services Corporation #                             89,531
     ----------------------------------------------------------------------------
                Utilities - 13.2%
      7,200     Cable & Wireless plc Sponsored ADR                        360,450
     45,300     Portugal Telecom SA Sponsored ADR                         509,627
      8,200     KPN NV Sponsored ADR                                      368,493
     11,900     Vodafone Group plc Sponsored ADR                          493,111
     ----------------------------------------------------------------------------
                Total Common Stocks (cost $10,823,078)                 11,736,564
                -----------------------------------------------------------------



Portfolio of Investments
Nuveen European Value Fund (continued)
June 30, 2000

                                                                                            Market
     Shares      Description                                                                 Value
---------------------------------------------------------------------------------------------------
                 PREFERRED STOCKS -- 4.7%
                 Consumer Cyclicals -- 4.7%
     12,900      The News Corporation Limited Sponsored ADR                             $   612,750
---------------------------------------------------------------------------------------------------
                 Total Preferred Stocks (cost $531,284)                                     612,750
                 ----------------------------------------------------------------------------------
                 Total Investments (cost $11,354,362) -- 93.9%                           12,349,314
                 ----------------------------------------------------------------------------------
                 Other Assets Less Liabilities -- 6.1%                                      804,412
                 ----------------------------------------------------------------------------------
                 Net Assets -- 100%                                                     $13,153,726
                 ==================================================================================

Country Allocation (as a percentage of the fund's net assets)
-------------------------------------------------------------
Netherlands                                             23.3%
-------------------------------------------------------------
United Kingdom                                          22.4%
-------------------------------------------------------------
Sweden                                                   7.9%
-------------------------------------------------------------
Switzerland                                              7.8%
-------------------------------------------------------------
United States                                            4.8%
-------------------------------------------------------------
Australia                                                4.7%
-------------------------------------------------------------
Finland                                                  4.3%
-------------------------------------------------------------
Germany                                                  4.2%
-------------------------------------------------------------
Canada                                                   4.1%
-------------------------------------------------------------
Portugal                                                 3.9%
-------------------------------------------------------------
Ireland                                                  3.6%
-------------------------------------------------------------
France                                                   2.9%
-------------------------------------------------------------


# Non-income producing.

                                 See accompanying notes to financial statements.

Statement of Net Assets
June 30, 2000



                                                       Growth and       Municipal and       Stock and         European
                                                           Income               Stock            Bond            Value
Assets
----------------------------------------------------------------------------------------------------------------------
Investment securities, at market value              $ 844,847,989       $ 154,310,452    $ 74,656,898    $  12,349,314
Cash                                                    1,771,922                  --         159,200          477,529
Receivables:
     Dividends and interest                             1,165,948           1,669,841         531,555           36,043
     Fund manager                                              --                  --              --           72,647
     Investments sold                                   5,722,565             880,172         890,898          161,091
     Shares sold                                          386,910             319,233          88,481           35,474
Deferred organization costs                                43,478              45,807          46,593           76,129
Other assets                                               94,248              19,318          11,484            8,137
----------------------------------------------------------------------------------------------------------------------
      Total assets                                    854,033,060         157,244,823      76,385,109       13,216,364
----------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                 --             469,308              --               --
Payables:
     Investments purchased                             13,747,624           1,035,455         658,719               --
     Shares redeemed                                    3,254,075             178,467         230,284           15,167
Accrued expenses:
     Management fees                                      550,596              81,810          25,846               --
     12b-1 distribution and service fees                  268,267              70,067          26,476            4,321
     Other                                                379,087             103,148          69,547           43,150
Dividends payable                                              --             179,106         459,672               --
----------------------------------------------------------------------------------------------------------------------
     Total liabilities                                 18,199,649           2,117,361       1,470,544           62,638
----------------------------------------------------------------------------------------------------------------------
Net assets                                         $  835,833,411      $  155,127,462    $ 74,914,565     $ 13,153,726
----------------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                         $  669,651,194      $   93,399,986    $ 52,469,567     $  3,372,633
Shares outstanding                                     27,505,938           3,841,415       2,082,169          144,470
Net asset value and redemption price per share     $        24.35      $        24.31    $      25.20     $      23.34
Offering price per share (net asset value per
 share plus
maximum sales charge of 5.75% of offering price)   $        25.84      $        25.79    $      26.74     $      24.76
----------------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                         $   93,275,189      $   45,779,431    $ 11,199,824     $  3,517,995
Shares outstanding                                      3,859,745           1,853,543         444,430          151,853
Net asset value, offering and redemption price
 per share                                         $        24.17      $        24.70    $      25.20     $      23.17
----------------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                         $   55,303,256      $   14,836,671    $  6,620,067     $    867,843
Shares outstanding                                      2,291,421             601,223         262,582           37,468
Net asset value, offering and redemption price
 per share                                         $        24.13      $        24.68    $      25.21     $      23.16
----------------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                         $   17,603,772      $    1,111,374    $  4,625,107     $  5,395,255
Shares outstanding                                        721,301              46,063         183,593          230,637
Net asset value, offering and redemption price
 per share                                         $        24.41      $        24.13    $      25.19     $      23.39
----------------------------------------------------------------------------------------------------------------------



See accompanying notes to financial statements.

                            Statement of Operations
                           Year Ended June 30, 2000



                                                                           Growth and   Municipal and      Stock and      European
                                                                               Income           Stock           Bond         Value
----------------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                                               $  15,519,931    $  1,317,355    $   926,561    $  296,530
Interest                                                                    3,838,056       6,172,356      2,338,888            --
----------------------------------------------------------------------------------------------------------------------------------
Total investment income                                                    19,357,987       7,489,711      3,265,449       296,530
----------------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                             7,392,251       1,325,770        632,399       119,488
12b-1 service fees - Class A                                                1,828,952         271,396        149,250         9,004
12b-1 distribution and service fees - Class B                                 976,408         495,015        126,605        33,748
12b-1 distribution and service fees - Class C                                 495,577         184,605         74,073         7,732
Shareholders' servicing agent fees and expenses                             1,589,920         179,375         94,806        27,332
Custodian's fees and expenses                                                 167,755          76,953         70,850        41,557
Trustees' fees and expenses                                                    82,633          20,680         12,374         1,282
Professional fees                                                              56,559           3,489         10,167         4,266
Shareholders' reports - printing and mailing expenses                         336,399         112,810         67,935       114,231
Federal and state registration fees                                            40,847          30,527         17,242        49,846
Amortization of deferred organization costs                                    36,099          36,099         36,099        32,087
Other expenses                                                                 51,472          12,986          7,273         9,188
----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement       13,054,872       2,749,705      1,299,073       449,761
     Custodian fee credit                                                     (53,115)         (9,245)        (7,461)       (1,117)
     Expense reimbursement                                                   (291,021)       (101,801)      (140,646)     (234,652)
----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                               12,710,736       2,638,659      1,150,966       213,992
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                       6,647,251       4,851,052      2,114,483        82,538
----------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain from investment transactions                             78,196,283       6,680,397      5,523,658     1,836,797
Net change in unrealized appreciation or depreciation of investments     (134,957,559)    (13,985,582)    (8,995,519)      (32,334)
----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                          (56,761,276)     (7,305,185)    (3,471,861)    1,804,463
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                   $ (50,114,025)   $ (2,454,133)   $(1,357,378)   $1,887,001
==================================================================================================================================

                                 See accompanying notes to financial statements.

                      Statement of Changes in Net Assets

                                                                             Growth and Income             Municipal and Stock
                                                                         --------------------------      ------------------------
                                                                         Year Ended      Year Ended      Year Ended    Year Ended
                                                                            6/30/00         6/30/99         6/30/00       6/30/99
---------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                 $   6,647,251   $   5,707,431    $  4,851,052   $ 4,217,852
Net realized gain (loss) from investment transactions                    78,196,283      31,610,896       6,680,397       392,403
Net change in unrealized appreciation or depreciation of investments   (134,957,559)     59,442,442     (13,985,582)    5,824,556
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                   (50,114,025)     96,760,769      (2,454,133)   10,434,811
---------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From undistributed net investment income:
     Class A                                                             (7,504,717)     (1,233,736)     (3,577,517)   (3,165,304)
     Class B                                                               (245,079)         (2,076)       (869,308)     (611,994)
     Class C                                                               (126,515)         (4,846)       (326,338)     (242,322)
     Class R                                                               (222,288)        (45,702)        (42,783)      (43,038)
From accumulated net realized gains from investment transactions:
     Class A                                                            (30,549,212)    (64,233,341)       (496,300)   (3,293,468)
     Class B                                                             (4,159,620)     (6,427,129)       (222,282)   (1,225,114)
     Class C                                                             (2,042,685)     (2,186,424)        (87,759)     (486,028)
     Class R                                                               (709,668)     (1,233,763)         (4,836)      (38,192)
---------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders               (45,559,784)    (75,367,017)     (5,627,123)   (9,105,460)
---------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                        101,938,343     105,953,619      19,407,372    52,403,705
Net proceeds from shares issued to shareholders due to reinvestment
  of distributions                                                       28,852,919      49,322,552       3,291,735     5,420,959
---------------------------------------------------------------------------------------------------------------------------------
                                                                        130,791,262     155,276,171      22,699,107    57,824,664
Cost of shares redeemed                                                (145,978,842)   (131,707,460)    (57,805,189)  (26,489,470)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in assets from Fund share transactions          (15,187,580)     23,568,711     (35,106,082)   31,335,194
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                  (110,861,389)     44,962,463     (43,187,338)   32,664,545
Net assets at the beginning of year                                     946,694,800     901,732,337     198,314,800   165,650,255
---------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                         $ 835,833,411   $ 946,694,800    $155,127,462  $198,314,800
=================================================================================================================================
Balance of undistributed net investment income at the end of year     $   3,074,307   $   4,525,655    $    640,382  $    605,276
=================================================================================================================================

See accompanying notes to financial statements.


                                                                                   Stock and Bond               European Value
                                                                             --------------------------    ------------------------
                                                                              Year Ended     Year Ended    Year Ended    Year Ended
                                                                                 6/30/00        6/30/99       6/30/00       6/30/99
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                       $  2,114,483   $  1,862,915   $    82,538   $    82,661
Net realized gain (loss) from investment transactions                          5,523,658      2,685,999     1,836,797      (834,511)
Net change in unrealized appreciation or depreciation of investments          (8,995,519)     4,176,532       (32,334)    1,037,490
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                         (1,357,378)     8,725,446     1,887,001       285,640
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From undistributed net investment income:
     Class A                                                                  (1,568,157)    (1,491,505)      (30,095)       (1,314)
     Class B                                                                    (245,431)      (170,929)       (5,021)           --
     Class C                                                                    (143,080)       (93,642)       (1,092)           --
     Class R                                                                    (137,173)       (98,001)      (49,434)       (4,385)
From accumulated net realized gains from investment transactions:
     Class A                                                                  (2,146,376)    (2,988,949)      (17,974)           --
     Class B                                                                    (477,311)      (473,062)      (16,300)           --
     Class C                                                                    (278,764)      (232,637)       (3,569)           --
     Class R                                                                    (162,756)      (161,189)      (22,473)           --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                     (5,159,048)    (5,709,914)     (145,958)       (5,699)
-----------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                              10,886,010     17,356,264     2,541,787     9,930,964
Net proceeds from shares issued to shareholders due to reinvestment of
 distributions                                                                 3,505,664      4,127,472        69,293         2,735
-----------------------------------------------------------------------------------------------------------------------------------
                                                                              14,391,674     21,483,736     2,611,080     9,933,699
Cost of shares redeemed                                                      (24,915,310)   (20,069,879)   (2,452,341)   (2,678,059)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in assets from Fund share transactions               (10,523,636)     1,413,857       158,739     7,255,640
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                        (17,040,062)     4,429,389     1,899,782     7,535,581
Net assets at the beginning of year                                           91,954,627     87,525,238    11,253,944     3,718,363
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                               $ 74,914,565   $ 91,954,627   $13,153,726   $11,253,944
===================================================================================================================================
Balance of undistributed net investment income at the end of year           $     34,259   $     13,617   $    73,516   $    76,620
===================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to Financial Statements


1. General Information and Significant Accounting Policies

The Nuveen Investment Trust (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940. The Trust comprises the Nuveen Growth and Income Stock Fund ("Growth and Income"), the Nuveen Balanced Municipal and Stock Fund ("Municipal and Stock"), the Nuveen Balanced Stock and Bond Fund ("Stock and Bond") and the Nuveen European Value Fund ("European Value") (collectively, the "Funds"). The Trust was organized as a Massachusetts business trust in 1996.

Growth and Income invests primarily in a diversified portfolio of large- and mid-cap equities of domestic companies as a source of capital growth. In addition to investments in equity securities, the Fund may invest in cash equivalents and short-term fixed income in vestments in order to preserve capital or to enhance returns or as a temporary defensive measure.

Municipal and Stock invests in a mix of equities and tax-exempt securities for capital growth, capital preservation and current tax-exempt income. During temporary defensive periods, the Fund may invest any percentage of its assets in temporary investments.

Stock and Bond invests in a mix of equities, taxable bonds and cash equivalents for capital growth, capital preservation and current income. During temporary defensive periods, the Fund may invest any percentage of its assets in temporary investments.

European Value invests primarily in a diversified portfolio of stocks of established, well-known European companies with at least $1 billion in market capitalization and seeks to provide over time a superior total return with moderated risk. In addition to investments in equity securities, the Fund may invest in cash equivalents and short-term investments as a temporary defensive measure. The Fund may invest in a variety of European securities, including American Depository Receipts ("ADRs") and other types of depository receipts; equity securities of European companies that may or may not be publicly traded in the U.S.; Eurodollar convertibles; fixed-income securities of European companies that may or may not be publicly traded in the U.S.; and debt obligations issued or guaranteed by European governments, their agencies, authorities or instrumentalities. All foreign investments involve certain risks in addition to those associated with U.S. investments.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded; however, securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the most recent bid prices. The prices of fixed-income securities are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal bonds), the pricing service establishes fair market value based on prices of comparable securities. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of their when-issued and delayed delivery purchase commitments. At June 30, 2000, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discounts and in the case of Municipal and Stock, amortization of premiums.

Dividends and Distributions to Shareholders
Net ordinary taxable income is declared and distributed to shareholders annually for Growth and Income, Municipal and Stock, and European Value and quarterly for Stock and Bond. Tax-exempt net investment income is declared and distributed to shareholders monthly for Municipal and Stock. Net realized capital gains, if any, for the Funds are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes
The Funds intend to distribute all taxable income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required. In addition, Municipal and Stock intends to satisfy conditions which will enable interest from municipal obligations, which is exempt from regular federal income tax when received by the Fund, to qualify as exempt-interest dividends when distributed to shareholders of the Fund. Net realized capital gains and ordinary income distributions made by the Funds are subject to federal taxation.


Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchase only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in options, forward and futures contracts, which are sometimes referred to as derivative transactions. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended June 30, 2000.

Expense Allocation
Expenses of each Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Deferred Organization Costs
Each Fund's costs incurred in connection with its organization and initial registration of shares was deferred and is being amortized over a 60-month period beginning August 7, 1996 for Growth and Income, Municipal and Stock, and Stock and Bond and May 29, 1998, for European Value. If any of the initial shares of the Fund are redeemed during this period, the proceeds of the redemption will be reduced by the pro-rata share of the unamortized organization costs as of the date of redemption.

Foreign Currency Translations
To the extent that European Value invests in securities that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investment in securities de nominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if U.S. dollars fall in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions. The gains or losses on investments resulting from changes in foreign exchange rates are included with net realized and unrealized gain
(loss) on investments.

Foreign Currency Transactions
European Value may engage in foreign currency exchange transactions in connection with its portfolio investments and assets and liabilities denominated in foreign currencies. The Fund may engage in foreign currency forward, options and futures contracts. The Fund will enter into foreign currency transactions for hedging and other permissible risk management purposes only. If the Fund invests in a currency futures or options contract, it must make a margin deposit to secure performance of such contract. With respect to investments in currency futures contracts, the Fund may also be required to make a variation margin deposit because the value of futures contracts fluctuates daily. In addition, the Fund may segregate assets to cover its futures contracts obligations.

The objective of European Value's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities and other assets and liabilities will decline in value due to changes in foreign currency exchange rates. All foreign currency forward contracts, options and futures transactions are "marked-to-market" daily at the applicable market rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time the forward contract is offset by entering into a closing transaction or extinguished by delivery of the currency. The contractual amounts of forward foreign currency exchange contracts does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. As of June 30, 2000, there were no open foreign currency forward, options or futures contracts.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                               Growth and Income
                                         --------------------------------------------------------------
                                             Year Ended 6/30/00                Year Ended 6/30/99
                                         -----------------------------   ------------------------------
                                            Shares        Amount             Shares          Amount
-------------------------------------------------------------------------------------------------------
Shares sold:
   Class A                                1,761,871   $  44,811,297         2,108,966    $  51,032,462
   Class B                                  967,092      24,522,740         1,164,391       28,993,639
   Class C                                1,135,150      28,507,655           901,784       22,488,408
   Class R                                  161,754       4,096,651           139,756        3,439,110

Shares issued to shareholders due to
reinvestment of distributions:
   Class A                                  962,657      24,267,663         1,881,914       42,862,233
   Class B                                  105,666       2,637,854           184,034        4,158,678
   Class C                                   42,467       1,058,472            43,891          990,959
   Class R                                   35,163         888,930            57,417        1,310,682
-------------------------------------------------------------------------------------------------------
                                          5,171,820     130,791,262         6,482,153      155,276,171
-------------------------------------------------------------------------------------------------------
Shares redeemed:
   Class A                               (4,534,195)   (114,268,646)       (4,484,770)    (107,597,350)
   Class B                                 (754,744)    (18,838,768)         (523,515)     (12,739,469)
   Class C                                 (416,410)    (10,390,237)         (226,134)      (5,392,875)
   Class R                                  (98,505)     (2,481,191)         (265,612)      (5,977,766)
-------------------------------------------------------------------------------------------------------
                                         (5,803,854)   (145,978,842)       (5,500,031)    (131,707,460)
-------------------------------------------------------------------------------------------------------
Net increase (decrease)                    (632,034)  $ (15,187,580)          982,122    $  23,568,711
=======================================================================================================

                                                              Municipal and Stock
                                      --------------------------------------------------------------------
                                             Year Ended 6/30/00                   Year Ended 6/30/99
                                      -------------------------------      -------------------------------
                                         Shares          Amount                Shares           Amount
----------------------------------------------------------------------------------------------------------
Shares sold:
        Class A                          404,996      $  9,963,144             801,383       $ 19,758,610
        Class B                          248,954         6,223,578             950,013         23,509,766
        Class C                          117,947         2,957,347             361,871          9,025,013
        Class R                           10,768           263,303               4,472            110,316

Shares issued to shareholders due to
 reinvestment of distributions:
        Class A                          104,555         2,584,344             166,972          4,085,713
        Class B                           19,984           503,090              38,607            947,489
        Class C                            6,904           172,438              13,468            330,353
        Class R                            1,298            31,863               2,354             57,404
----------------------------------------------------------------------------------------------------------
                                         915,406        22,699,107           2,339,140         57,824,664
----------------------------------------------------------------------------------------------------------

Shares redeemed:
        Class A                       (1,537,171)      (37,787,854)           (695,219)       (17,146,719)
        Class B                         (470,498)      (11,702,549)           (202,066)        (5,046,935)
        Class C                         (323,269)       (8,007,667)           (160,113)        (3,961,328)
        Class R                          (12,681)         (307,119)            (13,418)          (334,488)
----------------------------------------------------------------------------------------------------------
                                      (2,343,619)      (57,805,189)         (1,070,816)       (26,489,470)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)               (1,428,213)     $(35,106,082)          1,268,324       $ 31,335,194
==========================================================================================================

                                                                 Stock and Bond
                                      --------------------------------------------------------------------
                                            Year Ended 6/30/00                   Year Ended 6/30/99
                                      -------------------------------      -------------------------------
                                         Shares          Amount                Shares           Amount
----------------------------------------------------------------------------------------------------------
Shares sold:
        Class A                          208,394      $  5,424,708             249,981       $  6,320,839
        Class B                           92,046         2,420,178             224,425          5,686,636
        Class C                           91,257         2,385,624             180,324          4,627,668
        Class R                           25,474           655,500              28,167            721,121

Shares issued to shareholders due to
 reinvestment of distributions:
        Class A                          104,968         2,725,992             136,296          3,414,330
        Class B                           14,345           371,683              14,507            362,620
        Class C                            5,005           129,615               4,175            104,710
        Class R                           10,719           278,374               9,825            245,812
----------------------------------------------------------------------------------------------------------
                                         552,208        14,391,674             847,700         21,483,736
----------------------------------------------------------------------------------------------------------

Shares redeemed:
        Class A                         (714,987)      (18,543,074)           (540,472)       (13,837,529)
        Class B                         (134,944)       (3,482,397)           (158,426)        (4,121,472)
        Class C                          (96,385)       (2,477,972)            (78,718)        (2,018,644)
        Class R                          (16,156)         (411,867)             (3,791)           (92,234)
----------------------------------------------------------------------------------------------------------
                                        (962,472)      (24,915,310)           (781,407)       (20,069,879)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)                 (410,264)     $(10,523,636)             66,293       $  1,413,857
==========================================================================================================



                                                                                          European Value
                                                                        ----------------------------------------------------
                                                                          Year Ended 6/30/00          Year Ended 6/30/99
                                                                        ----------------------      ------------------------
                                                                         Shares        Amount       Shares         Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold:
        Class A                                                           43,145    $   963,730     194,861      $ 3,715,826
        Class B                                                           24,436        554,536     186,211        3,593,989
        Class C                                                            7,549        171,403      47,596          931,339
        Class R                                                           36,974        852,118      86,684        1,689,810
Shares issued to shareholders due to reinvestment of distributions:
        Class A                                                            1,478         34,370          69            1,043
        Class B                                                              562         12,755           5              104
        Class C                                                               77          1,748          --               --
        Class R                                                              875         20,420          98            1,588
----------------------------------------------------------------------------------------------------------------------------
                                                                         115,096      2,611,080     515,524        9,933,699
----------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
        Class A                                                          (62,628)    (1,406,509)    (37,589)        (672,167)
        Class B                                                          (29,349)      (659,593)    (46,856)        (907,051)
        Class C                                                           (5,642)      (120,771)    (14,227)        (253,272)
        Class R                                                          (11,818)      (265,468)    (45,249)        (845,569)
----------------------------------------------------------------------------------------------------------------------------
                                                                        (109,437)    (2,452,341)   (143,921)      (2,678,059)
----------------------------------------------------------------------------------------------------------------------------
Net increase                                                               5,659    $   158,739     371,603      $ 7,255,640
============================================================================================================================

3. Distributions to Shareholders

Municipal and Stock declared a dividend distribution from its tax-exempt net investment income which was paid on August 1, 2000, to shareholders of record on July 7, 2000, as follows:
                                                                      Municipal
                                                                      and Stock
-------------------------------------------------------------------------------
Dividend per share:
        Class A                                                         $.0525
        Class B                                                          .0375
        Class C                                                          .0375
        Class R                                                          .0570
===============================================================================

4. Securities Transactions

Purchases and sales (including maturities) of investment securities, U.S. Government and agency obligations and short-term investments for the fiscal year ended June 30, 2000, were as follows:


                                                       Growth and        Municipal        Stock and        European
                                                           Income        and Stock             Bond           Value
-------------------------------------------------------------------------------------------------------------------
Purchases:
        Investment securities                      $1,282,574,823     $ 92,925,305     $ 62,383,302     $33,580,117
        U.S. Government and agency obligations      1,502,936,385               --       94,574,010              --
        Short-term investments                      2,900,439,510        6,300,000      243,047,551              --
Sales and maturities:
        Investment securities                       1,322,646,817      124,656,227       69,965,915      34,122,674
        U.S. Government and agency obligations      1,503,300,000               --       99,414,550
        Short-term investments                      2,915,338,508        9,800,000      244,900,000              --
===================================================================================================================

At June 30, 2000, the identified cost of investments owned for federal income tax purposes were as follows:

                                                       Growth and    Municipal and        Stock and        European
                                                           Income            Stock             Bond           Value
-------------------------------------------------------------------------------------------------------------------
                                                    $ 813,763,413    $ 151,939,748     $ 72,123,149    $ 11,478,750
===================================================================================================================

5. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at June 30, 2000, were as follows:



                                                                     Growth and         Municipal       Stock and      European
                                                                         Income         and Stock            Bond         Value
--------------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
        appreciation                                              $  90,507,579       $ 9,681,722     $ 6,154,545   $ 1,374,141
        depreciation                                                (59,423,003)       (7,311,018)     (3,620,796)     (503,577)
--------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation                                       $  31,084,576       $ 2,370,704     $ 2,533,749   $   870,564
================================================================================================================================

6. Management Fee and Other Transactions with Affiliates

Under the Funds' investment management agreement with Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, the Funds pay an annual management fee, payable monthly, which is based upon the average daily net assets of the Funds as follows:


                                                                     Growth and      Municipal        Stock and       European
                                                                         Income      and Stock             Bond          Value
------------------------------------------------------------------------------------------------------------------------------
For the first $125 million                                          .8500 of 1%    .7500 of 1%      .7500 of 1%    .9500 of 1%
For the next $125 million                                           .8375 of 1     .7375 of 1       .7375 of 1     .9375 of 1
For the next $250 million                                           .8250 of 1     .7250 of 1       .7250 of 1     .9250 of 1
For the next $500 million                                           .8125 of 1     .7125 of 1       .7125 of 1     .9125 of 1
For the next $1 billion                                             .8000 of 1     .7000 of 1       .7000 of 1     .9000 of 1
For net assets over $2 billion                                      .7750 of 1     .6750 of 1       .6750 of 1     .8750 of 1
==============================================================================================================================

The Adviser had agreed to waive fees and reimburse expenses through July 31, 2000, in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding 1.05% of the average daily net assets of Growth and Income, .95% of the average daily net assets of Municipal and Stock, and Stock and Bond, and 1.30% of the average daily net as sets of European Value. Effective August 1, 2000, the Adviser agreed to waive fees and reimburse expenses through July 31, 2001, in order to prevent total operating expenses (excluding 12b-1 distribution or service fees and extaordinary expenses) from exceeding 1.05% of the average daily net assets of Municipal and Stock, and Stock and Bond, and 1.30% of the average daily net assets of European Value.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Institutional Capital Corporation ("ICAP"), of which The John Nuveen Company holds a minority interest, under which ICAP manages the investment portfolio of Growth and Income, Stock and Bond, and European Value, as well as the equity portion of Municipal and Stock's investment portfolio. ICAP is compensated for its services from the management fee paid to the Adviser. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser. During the fiscal year ended June 30, 2000, John Nuveen & Co. Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:


                                                                     Growth and      Municipal       Stock and        European
                                                                         Income      and Stock            Bond           Value
------------------------------------------------------------------------------------------------------------------------------
Sales charges collected                                               $503,316        $107,219         $39,388         $10,165
Paid to authorized dealers                                             467,843          96,116          34,784           8,998
==============================================================================================================================

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended June 30, 2000, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:


                                                                     Growth and      Municipal       Stock and        European
                                                                         Income      and Stock            Bond           Value
------------------------------------------------------------------------------------------------------------------------------
Commission advances                                                  $1,077,638       $243,493         $93,830         $11,390
==============================================================================================================================

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended June 30, 2000, the Distributor retained such 12b-1 fees as follows:



                                                                     Growth and      Municipal       Stock and        European
                                                                         Income      and Stock            Bond           Value
------------------------------------------------------------------------------------------------------------------------------
12b-1 fees retained                                                 $ 1,052,780      $ 445,593       $ 135,408        $ 29,457
==============================================================================================================================

The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended June 30, 2000, as follows:


                                                                      Growth and     Municipal       Stock and        European
                                                                          Income     and Stock            Bond           Value
------------------------------------------------------------------------------------------------------------------------------
CDSC retained                                                          $ 495,956     $ 321,856         $ 82,771       $ 21,794
==============================================================================================================================

At June 30, 2000, The John Nuveen Company owned 145,000 shares of European Value Class R.

7.   Composition of Net Assets

At June 30, 2000, the Funds had an unlimited number of $.01 par value per share common stock authorized. Net assets consisted of:


                                                                     Growth and      Municipal       Stock and        European
                                                                         Income      and Stock            Bond           Value
------------------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                   $ 723,915,215   $ 145,559,312   $ 67,054,777    $ 11,138,557
Balance of undistributed net investment income                        3,074,307         640,382         34,259          73,516
Accumulated net realized gain from investment transactions           71,136,035       6,111,002      4,993,547         946,944
Net unrealized appreciation of investments                           37,707,854       2,816,766      2,831,982         994,709
------------------------------------------------------------------------------------------------------------------------------
Net assets                                                        $ 835,833,411   $ 155,127,462   $ 74,914,565    $ 13,153,726
==============================================================================================================================


8.   Investment Composition
At June 30, 2000, the revenue sources expressed as a percent of total investments were as follows:


                                                                     Growth and      Municipal       Stock and       European
                                                                         Income      and Stock            Bond          Value
-----------------------------------------------------------------------------------------------------------------------------
Basic Materials                                                               7%             3%              4%             7%
Capital Goods                                                                 4              2               3              8
Consumer Cyclicals                                                           19              8              12             13
Consumer Staples                                                             11              2               4             17
Education and Civic Organizations                                             -              6               -              -
Energy                                                                        7              3               5              9
Financials                                                                   17              7              10             26
Health Care                                                                  10             10               7              5
Housing/Multifamily                                                           -              4               -              -
Housing/Single Family                                                         -              5               -              -
Tax Obligation/General                                                        -              4               -              -
Tax Obligation/Limited                                                        -              8               -              -
Technology                                                                   11              4               7              1
Transportation                                                                -              6               -              -
U.S. Guaranteed                                                               -              6              39              -
Utilities                                                                    14             20               9             14
Other                                                                         -              2               -              -
-----------------------------------------------------------------------------------------------------------------------------
                                                                            100%           100%            100%           100%
=============================================================================================================================

30% of the municipal bonds owned by Municipal and Stock are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, either of which ensure the timely payment of principal and interest in the event of default. Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of any of the Funds' shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

          Financial Highlights


          Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                         Investment Operations            Less Distributions
                                     -----------------------------   ---------------------------

Growth and Income

                                                      Net
                                                Realized/
                                               Unrealized
                          Beginning      Net      Invest-                Net                       Ending
                                Net  Invest-         ment            Invest-                          Net
Year Ended                    Asset     ment         Gain               ment    Capital             Asset        Total
June 30,                      Value   Income       (Loss)    Total    Income      Gains    Total    Value   Return (a)
----------------------------------------------------------------------------------------------------------------------
Class A (8/96)
        2000                 $27.07     $.22      $(1.62)   $(1.40)    $(.25)    $(1.07)  $(1.32)  $24.35       (5.33)%
        1999                  26.50      .19        2.64      2.83      (.04)     (2.22)   (2.26)   27.07       12.37
        1998                  24.01      .26        4.55      4.81      (.25)     (2.07)   (2.32)   26.50       21.59
        1997 (d)**            17.96      .30        6.18      6.48      (.20)      (.23)    (.43)   24.01       36.30
Class B (8/96)
        2000                  26.87      .03       (1.60)    (1.57)     (.06)     (1.07)   (1.13)   24.17       (5.97)
        1999                  26.47      .01        2.61      2.62        --      (2.22)   (2.22)   26.87       11.52
        1998                  24.00      .10        4.51      4.61      (.07)     (2.07)   (2.14)   26.47       20.70
        1997 (d)**            17.97      .21        6.13      6.34      (.08)      (.23)    (.31)   24.00       35.37
Class C (8/96)
        2000                  26.84      .03       (1.61)    (1.58)     (.06)     (1.07)   (1.13)   24.13       (5.97)
        1999                  26.43      .01        2.62      2.63        --      (2.22)   (2.22)   26.84       11.58
        1998                  23.98      .10        4.49      4.59      (.07)     (2.07)   (2.14)   26.43       20.63
        1997 (d)**            17.97      .21        6.11      6.32      (.08)      (.23)    (.31)   23.98       35.26
Class R (8/96)
        2000                  27.14      .28       (1.62)    (1.34)     (.32)     (1.07)   (1.39)   24.41       (5.13)
        1999                  26.52      .24        2.67      2.91      (.07)     (2.22)   (2.29)   27.14       12.71
        1998                  24.02      .32        4.56      4.88      (.31)     (2.07)   (2.38)   26.52       21.91
        1997 (d)**            17.96      .30        6.24      6.54      (.25)      (.23)    (.48)   24.02       36.65


                                                        Ratios/Supplemental Data
                             ----------------------------------------------------------------------------------
                                        Before Credit/            After            After Credit/
                                        Reimbursement       Reimbursement (b)    Reimbursement (c)
                                      ------------------   ------------------   ------------------
                                                   Ratio                Ratio                Ratio
                                                  of Net               of Net               of Net
                                                 Invest-              Invest-              Invest-
                                      Ratio of      ment   Ratio of      ment   Ratio of      ment
                                      Expenses    Income   Expenses    Income   Expenses    Income
                             Ending         to        to         to        to         to        to
                                Net    Average   Average    Average   Average    Average   Average   Portfolio
                             Assets        Net       Net        Net       Net        Net       Net    Turnover
                              (000)     Assets    Assets     Assets    Assets     Assets    Assets        Rate
---------------------------------------------------------------------------------------------------------------
Class A (8/96)
        2000              $ 669,651       1.34%      .82%      1.30%      .85%      1.30%      .86%        155%
        1999                793,546       1.28       .72       1.24       .76       1.24       .76         134
        1998                790,063       1.36       .88       1.20      1.04       1.20      1.04         131
        1997 (d)**          616,209       1.28*     1.45*      1.20*     1.53*      1.20*     1.53*        110
Class B (8/96)
        2000                 93,275       2.09       .08       2.06       .11       2.05       .12         155
        1999                 95,174       2.03      (.01)      1.99       .03       1.99       .03         134
        1998                 71,909       2.11       .22       1.95       .38       1.95       .38         131
        1997 (d)**           10,664       2.03*      .95*      1.95*     1.03*      1.95*     1.03*        110
Class C (8/96)
        2000                 55,303       2.11       .06       2.07       .09       2.05       .10         155
        1999                 41,071       2.02       .01       1.98       .04       1.98       .04         134
        1998                 21,426       2.11       .23       1.95       .39       1.95       .39         131
        1997 (d)**            3,630       2.03*      .96*      1.95*     1.04*      1.95*     1.04*        110
Class R (8/96)
        2000                 17,604       1.10      1.06       1.06      1.09       1.05      1.10         155
        1999                 16,904       1.03       .96        .99      1.00        .99      1.00         134
        1998                 18,335       1.11      1.10        .95      1.26        .95      1.26         131
        1997 (d)**           15,647       1.47*     1.04*       .95*     1.56*       .95*     1.56*        110
===============================================================================================================

*    Annualized.
** All per share amounts reflect a December 18, 1996, stock split of 1.113830, 1.112700, 1.112700 and 1.113806 shares, respectively, for each share of Class A, B, C and R.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b)  After expense reimbursement from the investment adviser, where applicable.
(c)  After custodian fee credit and expense reimbursement, where applicable.
(d)  From commencement of class operations as noted.

         Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                      Investment Operations              Less Distributions
                                 -------------------------------   ------------------------------
Municipal and Stock                                  Net
                                               Realized/
                                              Unrealized                                            Ending
                     Beginning          Net   Investment                  Net                          Net
Year Ended           Net Asset   Investment         Gain           Investment   Capital              Asset        Total
June 30,                 Value       Income       (Loss)   Total       Income     Gains     Total    Value   Return (a)
-------------------------------------------------------------------------------------------------------------------------
Class A (8/96)
  2000                  $25.45         $.74       $ (.96)  $(.22)      $(.81)    $(.11)   $ (.92)   $24.31         (.83)%
  1999                   25.46          .62          .70    1.32        (.65)     (.68)    (1.33)    25.45         5.49
  1998                   23.11          .67         2.66    3.33        (.61)     (.37)     (.98)    25.46        14.71
  1997 (d)               20.00          .56         3.02    3.58        (.42)     (.05)     (.47)    23.11        18.05

Class B (8/96)
  2000                   25.65          .57         (.97)   (.40)       (.44)     (.11)     (.55)    24.70        (1.57)
  1999                   25.53          .46          .68    1.14        (.34)     (.68)    (1.02)    25.65         4.71
  1998                   23.11          .49         2.67    3.16        (.37)     (.37)     (.74)    25.53        13.91
  1997 (d)               20.00          .40         3.04    3.44        (.28)     (.05)     (.33)    23.11        17.32

Class C (8/96)
  2000                   25.63          .57         (.97)   (.40)       (.44)     (.11)     (.55)    24.68        (1.57)
  1999                   25.51          .45          .69    1.14        (.34)     (.68)    (1.02)    25.63         4.71
  1998                   23.10          .49         2.66    3.15        (.37)     (.37)     (.74)    25.51        13.87
  1997 (d)               20.00          .40         3.03    3.43        (.28)     (.05)     (.33)    23.10        17.27

Class R (8/96)
  2000                   25.33          .80         (.96)   (.16)       (.93)     (.11)    (1.04)    24.13         (.64)
  1999                   25.39          .68          .71    1.39        (.77)     (.68)    (1.45)    25.33         5.81
  1998                   23.11          .72         2.66    3.38        (.73)     (.37)    (1.10)    25.39        14.94
  1997 (d)               20.00          .61         3.03    3.64        (.48)     (.05)     (.53)    23.11        18.38
=========================================================================================================================

Class (Inception Date)
                                                          Ratios/Supplemental Data
                     ----------------------------------------------------------------------------------------------------
                                      Before Credit/                After                 After Credit/
                                      Reimbursement           Reimbursement (b)         Reimbursement (c)
                                 -----------------------   -----------------------   -----------------------
Municipal and Stock                                Ratio                     Ratio                     Ratio
                                                  of Net                    of Net                    of Net
                        Ending     Ratio of   Investment     Ratio of   Investment     Ratio of   Investment
                           Net     Expenses       Income     Expenses       Income     Expenses       Income   Portfolio
Year Ended              Assets   to Average   to Average   to Average   to Average   to Average   to Average    Turnover
June 30,                 (000)   Net Assets   Net Assets   Net Assets   Net Assets   Net Assets   Net Assets        Rate
-------------------------------------------------------------------------------------------------------------------------
Class A (8/96)
  2000               $  93,400         1.26%        2.95%        1.21%        3.01%        1.20%        3.02%         53%
  1999                 123,917         1.23         2.49         1.19         2.52         1.19         2.52          52
  1998                 117,005         1.36         2.47         1.10         2.73         1.10         2.73          87
  1997 (d)              79,952         1.58*        2.31*        1.10*        2.79*        1.10*        2.79*         32

Class B (8/96)
  2000                  45,779         2.01         2.20         1.96         2.26         1.95         2.27          53
  1999                  52,718         1.98         1.80         1.94         1.83         1.94         1.83          52
  1998                  32,384         2.10         1.71         1.85         1.96         1.85         1.96          87
  1997 (d)               2,051         2.22*        1.62*        1.85*        1.99*        1.85*        1.99*         32

Class C (8/96)
  2000                  14,837         2.01         2.21         1.96         2.27         1.95         2.28          53
  1999                  20,498         1.98         1.76         1.94         1.80         1.94         1.80          52
  1998                  14,908         2.11         1.71         1.85         1.97         1.85         1.97          87
  1997 (d)               1,559         2.29*        1.53*        1.85*        1.97*        1.85*        1.97*         32

Class R (8/96)
  2000                   1,111         1.01         3.20          .96         3.26          .95         3.26          53
  1999                   1,182          .98         2.72          .94         2.76          .94         2.77          52
  1998                   1,353         1.11         2.73          .85         2.99          .85         2.99          87
  1997 (d)               6,963         2.05*        1.96*         .85*        3.16*         .85*        3.16*         32
=========================================================================================================================

*    Annualized.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b)  After expense reimbursement from the investment adviser, where applicable.

(c)  After custodian fee credit and expense reimbursement, where applicable.

(d)  From commencement of class operations as noted.

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                               Investment Operations        Less Distributions
                            ---------------------------  -------------------------

Stock and Bond

                                            Net
                                      Realized/
                                     Unrealized
                Beginning       Net     Invest-              Net                     Ending
                      Net   Invest-        ment          Invest-                        Net
Year Ended          Asset      ment        Gain             ment  Capital             Asset       Total
June 30,            Value    Income      (Loss)   Total   Income    Gains    Total    Value  Return (a)
---------------------------------------------------------------------------------------------------------
Class A (8/96)
        2000      $ 27.18      $.69      $(1.02)  $(.33)   $(.70)  $ (.95)  $(1.65)  $25.20       (1.23)%
        1999        26.39       .58        1.93    2.51     (.57)   (1.15)   (1.72)   27.18       10.21
        1998        23.84       .77        3.11    3.88     (.76)    (.57)   (1.33)   26.39       16.71
        1997 (d)    20.00       .70        3.66    4.36     (.42)    (.10)    (.52)   23.84       22.04

Class B (8/96)
        2000        27.18       .50       (1.02)   (.52)    (.51)    (.95)   (1.46)   25.20       (1.97)
        1999        26.39       .39        1.93    2.32     (.38)   (1.15)   (1.53)   27.18        9.39
        1998        23.84       .59        3.10    3.69     (.57)    (.57)   (1.14)   26.39       15.86
        1997 (d)    20.00       .46        3.75    4.21     (.27)    (.10)    (.37)   23.84       21.26

Class C (8/96)
        2000        27.19       .50       (1.02)   (.52)    (.51)    (.95)   (1.46)   25.21       (1.93)
        1999        26.39       .40        1.93    2.33     (.38)   (1.15)   (1.53)   27.19        9.39
        1998        23.84       .59        3.10    3.69     (.57)    (.57)   (1.14)   26.39       15.86
        1997 (d)    20.00       .53        3.68    4.21     (.27)    (.10)    (.37)   23.84       21.26

Class R (8/96)
        2000        27.18       .76       (1.03)   (.27)    (.77)    (.95)   (1.72)   25.19       (1.02)
        1999        26.39       .65        1.93    2.58     (.64)   (1.15)   (1.79)   27.18       10.48
        1998        23.84       .83        3.11    3.94     (.82)    (.57)   (1.39)   26.39       16.99
        1997 (d)    20.00       .61        3.80    4.41     (.47)    (.10)    (.57)   23.84       22.31
=========================================================================================================

                                                         Ratios/Supplemental Data
                              ------------------------------------------------------------------------------
                                        Before Credit/           After           After Credit/
                                         Reimbursement     Reimbursement (b)   Reimbursement (c)
                                       -----------------   ------------------  ------------------
                                                   Ratio                Ratio               Ratio
                                                  of Net               of Net              of Net
                                                 Invest-              Invest-             Invest-
                                       Ratio of     ment   Ratio of      ment  Ratio of      ment
                                       Expenses   Income   Expenses    Income  Expenses    Income
                               Ending        to       to         to        to        to        to
                                  Net   Average  Average    Average   Average   Average   Average  Portfolio
                               Assets       Net      Net        Net       Net       Net       Net   Turnover
                                (000)    Assets   Assets     Assets    Assets    Assets    Assets       Rate
------------------------------------------------------------------------------------------------------------
Class A (8/96)
        2000                  $52,470      1.38%    2.50%      1.21%     2.66%     1.20%     2.67%       81%
        1999                   67,512      1.36     2.10       1.19      2.27      1.19      2.27        96
        1998                   69,614      1.48     2.68       1.10      3.06      1.10      3.06        86
        1997 (d)               56,686      1.71*    2.78*      1.10*     3.39*     1.10*     3.39*       52

Class B (8/96)
        2000                   11,200      2.13     1.76       1.96      1.92      1.95      1.93        81
        1999                   12,856      2.11     1.38       1.94      1.54      1.94      1.54        96
        1998                   10,356      2.24     1.93       1.85      2.32      1.85      2.32        86
        1997 (d)                  646      2.49*    1.59*      1.85*     2.23*     1.85*     2.23*       52

Class C (8/96)
        2000                    6,620      2.13     1.76       1.96      1.93      1.95      1.93        81
        1999                    7,142      2.10     1.38       1.94      1.54      1.94      1.55        96
        1998                    4,142      2.24     1.92       1.85      2.31      1.85      2.31        86
        1997 (d)                  980      2.31*    2.07*      1.85*     2.53*     1.85*     2.53*       52

Class R (8/96)
        2000                    4,625      1.13     2.74        .96      2.91       .95      2.92        81
        1999                    4,445      1.11     2.37        .94      2.53       .94      2.53        96
        1998                    3,413      1.23     2.94        .85      3.32       .85      3.32        86
        1997 (d)                6,052      2.29*    1.68*       .85*     3.12*      .85*     3.12*       52
============================================================================================================

*    Annualized.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b) After expense reimbursement from the investment adviser, where applicable.

(c)  After custodian fee credit and expense reimbursement, where applicable.

(d)  From commencement of class operations as noted.

         Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                       Investment Operations              Less Distributions
                                  -------------------------------   ------------------------------
European Value                                        Net
                                                Realized/
                                               Unrealized                                            Ending
                      Beginning          Net   Investment                  Net                          Net
Year Ended            Net Asset   Investment         Gain           Investment   Capital              Asset        Total
June 30,                  Value       Income       (Loss)   Total       Income     Gains     Total    Value   Return (a)
-------------------------------------------------------------------------------------------------------------------------
Class A (5/98)
  2000                   $20.17         $.18        $3.28   $3.46       $(.18)    $(.11)    $(.29)   $23.34        17.22%
  1999                    19.86          .22          .10     .32        (.01)       --      (.01)    20.17         1.63
  1998 (d)                20.00          .02         (.14)   (.12)       (.02)       --      (.02)    19.86         (.59)

Class B (5/98)
  2000                    20.04          .01         3.26    3.27        (.03)     (.11)     (.14)    23.17        16.34
  1999                    19.87          .04          .13     .17          --        --        --     20.04          .86
  1998 (d)                20.00          .03         (.15)   (.12)       (.01)       --      (.01)    19.87         (.60)

Class C (5/98)
  2000                    20.04          .01         3.25    3.26        (.03)     (.11)     (.14)    23.16        16.29
  1999                    19.87          .07          .10     .17          --        --        --     20.04          .86
  1998 (d)                20.00          .01         (.13)   (.12)       (.01)       --      (.01)    19.87         (.60)

Class R (5/98)
  2000                    20.21          .24         3.29    3.53        (.24)     (.11)     (.35)    23.39        17.44
  1999                    19.87          .23          .13     .36        (.02)       --      (.02)    20.21         1.86
  1998 (d)                20.00          .03         (.13)   (.10)       (.03)       --      (.03)    19.87         (.52)
=========================================================================================================================

Class (Inception Date)
                                                          Ratios/Supplemental Data
                     ----------------------------------------------------------------------------------------------------
                                      Before Credit/                After                 After Credit/
                                      Reimbursement           Reimbursement (b)         Reimbursement (c)
                                 -----------------------   -----------------------   -----------------------
Municipal and Stock                                Ratio                     Ratio                     Ratio
                                                  of Net                    of Net                    of Net
                        Ending     Ratio of   Investment     Ratio of   Investment     Ratio of   Investment
                           Net     Expenses       Income     Expenses       Income     Expenses       Income   Portfolio
Year Ended              Assets   to Average   to Average   to Average   to Average   to Average   to Average    Turnover
June 30,                 (000)   Net Assets   Net Assets   Net Assets   Net Assets   Net Assets   Net Assets        Rate
-------------------------------------------------------------------------------------------------------------------------
Class A (5/98)
  2000                  $3,373         3.36%       (1.00)%       1.56%         .80%        1.55%         .81%        281%
  1999                   3,277         2.44          .26         1.55         1.15         1.55         1.15         230
  1998 (d)                 102        14.82*      (11.94)*       1.55*        1.33*        1.55*        1.33*          5

Class B (5/98)
  2000                   3,518         4.17        (1.83)        2.31          .03         2.30          .04         281
  1999                   3,130         3.17         (.68)        2.30          .19         2.30          .19         230
  1998 (d)                 335        14.56*      (10.67)*       2.30*        1.59*        2.30*        1.59*          5

Class C (5/98)
  2000                     868         4.22        (1.86)        2.31          .05         2.30          .06         281
  1999                     711         3.20         (.56)        2.30          .34         2.30          .35         230
  1998 (d)                  42        15.88*      (12.98)*       2.30*         .60*        2.30*         .60*          5

Class R (5/98)
  2000                   5,395         3.22         (.85)        1.31         1.06         1.30         1.07         281
  1999                   4,135         2.20          .30         1.30         1.20         1.30         1.20         230
  1998 (d)               3,240        15.04*      (11.99)*       1.30*        1.75*        1.30*        1.75*          5
=========================================================================================================================

  *  Annualized.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b)  After expense reimbursement from the investment adviser, where applicable.

(c)  After custodian fee credit and expense reimbursement, where applicable.

(d)  From commencement of class operations as noted.

Report of Independent Public Accountants


To the Board of Trustees and Shareholders of Nuveen Investment Trust:

We have audited the accompanying statement of net assets of Nuveen Investment Trust (comprising the Nuveen Growth and Income Stock Fund, Nuveen Balanced Municipal and Stock Fund, Nuveen Balanced Stock and Bond Fund and Nuveen European Value Fund (the "Funds")) (a Massachusetts business trust), including the portfolio of investments, as of June 30, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers, and when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of each of the respective funds constituting the Nuveen Investment Trust as of June 30, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended, and the financial highlights for the periods indicated thereon in conformity with accounting principles generally accepted in the United States.


ARTHUR ANDERSEN LLP

Chicago, Illinois
August 23, 2000

Fund Information


Board of Trustees

James E. Bacon
Jack B. Evans
William T. Kissick
Thomas E. Leafstrand
Timothy R. Schwertfeger
Sheila W. Wellington

Fund Manager

Nuveen Institutional Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Transfer Agent and Shareholder Services

Chase Global Funds Services Co.
73 Tremont Street
Boston, MA 02108

(800) 257-8787

Legal Counsel

Chapman & Cutler
Chicago, IL.

Independent Public Accountants

Arthur Andersen LLP
Chicago, IL

      Serving
Investors
         For Generations
--------------------------------------------------------------------------------

A 100-Year Tradition of Quality Investments

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]
John Nuveen, Sr.

Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.

Nuveen Investments

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, Illinois 60606-1286
www.nuveen.com